           As filed with the Securities and Exchange Commission on April 9, 2010

                                           1933 Act Registration No. 333-112927

                                            1940 Act Registration No. 811-03214
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 15 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 104 /X/

                  Lincoln National Variable Annuity Account C
                           (Exact Name of Registrant)

                          Multi-Fund (Reg. TM) Select

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                        Charles A. Brawley, III, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2010, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _______________________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

Multi-Fund (Reg. TM) Select
Lincoln National Variable Annuity Account C Individual Variable Annuity
Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street

Fort Wayne, IN 46802

1-800-454-6265
www.LincolnFinancial.com

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's value until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit.

Purchase payments must be at least $25 per payment, and at least $600 annually. Purchase payments allocated to any subaccount or to the fixed side of the contract must be at least $20.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:

AllianceBernstein Variable Products Series Fund (Class B):

     AllianceBernstein VPS Global Thematic Growth Portfolio

     AllianceBernstein VPS Growth and Income Portfolio
American Century Investments Variable Products (Class II):

     American Century VP Inflation Protection Fund

American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):

     BlackRock Global Allocation V.I. Fund


Delaware VIP Trust (Service Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class B):

     DWS Alternative Asset Allocation Plus VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund

     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund

     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund

     LVIP Global Income Fund

     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund

     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP SSgA S&P 500 Index Fund*

     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP Wells Fargo Intrinsic Value Fund
     (formerly LVIP FI Equity-Income Fund)

     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio


*"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2010

Table of Contents





Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  6
The Lincoln National Life Insurance Company                  8
Fixed Side of the Contract                                   8
Variable Annuity Account (VAA)                               9
Investments of the Variable Annuity Account                  9
Charges and Other Deductions                                13
The Contracts                                               15
 Purchase Payments                                          16
 Transfers On or Before the Annuity Commencement Date       17
 Transfers After the Annuity Commencement Date              19
 Death Benefit Before the Annuity Commencement Date         19
 Investment Requirements                                    20
 Surrenders and Withdrawals                                 21
 i4LIFE (Reg. TM) Advantage for Qualified Contracts         23
 Annuity Payouts                                            28
Distribution of the Contracts                               29
Federal Tax Matters                                         30
Additional Information                                      33
 Voting Rights                                              33
 Return Privilege                                           34
 Other Information                                          34
 Legal Proceedings                                          35
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C             36
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity payments are based.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - The amount payable to your designated beneficiary if the owner dies before the annuity commencement date. If the contract is owned by a non-natural person, the death benefit will be paid on the death of the annuitant.

FINRA - Financial Industry Regulatory Authority.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - A feature integrated into i4LIFE (Reg. TM) Advantage that provides a guaranteed minimum payout floor for the i4LIFE (Reg.
TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Purchase payments - Amounts paid into the contract.

SEC - Securities and Exchange Commission.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



     The maximum surrender charge (contingent deferred sales charge)      6.0%*
     (as a percentage of contract value surrendered/withdrawn):

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. The cumulative surrender charge will never exceed 9% of the purchase payments applied to the contract. See Charges and Other Deductions - Surrender Charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $25**

** The Account Fee may be reduced or eliminated for any particular contract.

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


     Mortality and expense risk charge: 1.002%

Loan Set-up Fee (per loan): $35 (if you participate in a group retirement plan that allows for loans and such fee is permissible by law)

Loan Interest: 7.0% annually of the amount held in the loan account


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2009. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         5.32%        0.54%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements):        1.84%        0.54%

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the contract and any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:




   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,278    $$2,596   $3,680    $6,322


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $690   $2,030    $3,318    $6,322


For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See the Contracts - i4LIFE (Reg. TM) Advantage. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.




Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, service features and enhancements may not be available in all states, and the charges may vary in certain states. Please check with your investment representative regarding their availability. You should refer to your contract for any state-specific provisions.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.


How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? If you withdraw contract value, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn contract value, depending upon how many contract years have elapsed. We may waive surrender charges in certain situations. See Charges and Other
Deductions-Surrender Charge.


We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

An annual account fee of $25 may be assessed on certain types of contracts.

We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk and administrative charge equal to an annual rate of 1.002%. See Charges and Other Deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectus for the funds.

For information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What happens if I die before I annuitize? Your beneficiary will receive a death benefit. Your beneficiary has options as to how the death benefit is paid. See The Contracts - Death Benefit Before the Annuity Commencement Date.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase.

What is Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. You will receive the Guaranteed Income Benefit when you elect i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.


How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340 , or call 1-800-454-6265. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.


You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.




Fixed Side of the Contract
Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 1.5%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. We may vary the way in which we credit interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime.



Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2009 financial statements of the VAA and the December 31, 2009 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets.

Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Lincoln and MFS Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label"product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.


Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.


  o AllianceBernstein Global Thematic Growth Portfolio: Long-term growth.

  o AllianceBernstein Growth and Income Portfolio: Long-term growth.



American Century Investments Variable Products, advised by American Century


  o American Century VP Inflation Protection Fund: Long-term total return.



American Funds Insurance SeriesSM, advised by Capital Research and Management Company


  o Global Growth Fund: Long-term growth.

  o Growth Fund: Long-term growth.

  o Growth-Income Fund: Growth and income.

  o International Fund: Long-term growth.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total return.

Delaware VIP Trust, advised by Delaware Management Company*

  o Diversified Income Series: Total return.

  o High Yield Series: Total return.

  o REIT Series: Total return.

  o Small Cap Value Series: Capital appreciation.

  o Trend Series: Capital appreciation.

  o Value Series: Capital appreciation.

*Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.



DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP Portfolio: Capital appreciation.

  o DWS Small Cap Index VIP Portfolio: Capital appreciation.



DWS Variable Series II, advised by Deutsche Asset Management Inc. and subadvised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company


  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Growth Portfolio: Capital appreciation.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)

  o LVIP Cohen & Steers Global Real Estate Fund: Total return.
     (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund: Current income.*
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Foundation Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation Conservative Allocation Fund: Current income and preservation of capital with capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation Moderate Allocation Fund: Capital appreciation with current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Sub-advised by Delaware Management Company)*

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)

  o LVIP Janus Capital Appreciation Fund: Long-term growth.
     (Sub-advised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Sub-advised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund: Replicate Barclays Aggregate Bond Index. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund: Replicate Broad Foreign Index. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Wells Fargo Intrinsic Value Fund: Income.
     (Subadvised by Metropolitan Capital West Management)
     (Formerly LVIP FI Equity-Income Fund)

  o LVIP Wilshire 2010 Profile Fund: Total return; a fund of funds.

     (Sub-advised by Wilshire Associates Incorporated)


  o LVIP Wilshire 2020 Profile Fund: Total return; a fund of funds.

     (Sub-advised by Wilshire Associates Incorporated)


  o LVIP Wilshire 2030 Profile Fund: Total return; a fund of funds.

     (Sub-advised by Wilshire Associates Incorporated)


  o LVIP Wilshire 2040 Profile Fund: Total return; a fund of funds.

     (Sub-advised by Wilshire Associates Incorporated)


  o LVIP Wilshire Aggressive Profile Fund: Long-term growth of capital; a fund of funds.

     (Sub-advised by Wilshire Associates Incorporated)


  o LVIP Wilshire Conservative Profile Fund: Current income; a fund of funds.

     (Sub-advised by Wilshire Associates Incorporated)


  o LVIP Wilshire Moderate Profile Fund: Growth and income; a fund of funds.

     (Sub-advised by Wilshire Associates Incorporated)


  o LVIP Wilshire Moderately Aggressive Profile Fund: Growth and income; a fund of funds.

     (Sub-advised by Wilshire Associates Incorporated)


*Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company


  o Utilities Series: Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management, Inc.


  o Mid-Cap Growth Portfolio: Capital appreciation.
     (Sub-advised by Neuberger Berman, LLC)



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts, a mortality and expense risk and administrative charge which is equal to an annual rate of 1.002%.


Account Fee

We will deduct $25 from the contract value on the last valuation date of each contract year to compensate us for the administrative services provided to you. This $25 account fee will also be deducted from the contract value upon surrender. This account fee may be reduced or eliminated for any particular contract.


Loan Fee

A one-time fee of up to $35 may be charged to set up a loan.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of contract value as follows:



                                                         Contract year in which
                                                      surrender/withdrawal occurs
                                            ------------------------------------------------
                                             1    2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th6%   6    6    5    4    3    2    1    0
      surrendered or withdrawn proceeds

The surrender charge will never exceed 9% of the purchase payments applied to the contract.


A surrender charge does not apply to:
 o A surrender or withdrawal of contract value after eight full contract years.
 o Withdrawals during a contract year to the extent that the total contract value withdrawn during that year does not exceed the free amount which is equal to 15% of the contract value. This exception does not apply to a surrender of the contract.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.
 o A surrender of the contract as a result of the death of the contractowner or annuitant. See The contracts - Death benefit before annuity commencement date.
 o Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.
 o Periodic payments made under any annuity payout option made available by us.

Some contracts may also waive surrender charges in the event of:
A surrender or withdrawal due to financial hardship or unforseeable emergency as allowed by the plan.
A surrender or withdrawal due to the contractowner or annuitant's retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown or any other program instituted by the employer which would reduce the work force by more than 20%.
 o A surrender or withdrawal after 5 complete contract years due to separation from service if the participant is at least age 55.
 o A surrender or withdrawal due to a Qualified Domestic Relations Order
(QDRO).

Your contract will contain the specific circumstances regarding when the surrender charges will apply.

The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant will be considered the contractowner for purposes of determining when a surrender charge does not apply.

Deductions for Premium Taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.



Other Charges and Deductions

The mortality and expense risk and administrative charge of 1.002% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the funds that are more fully described elsewhere in this booklet and in the prospectuses for the funds respectively. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and /or the interest rate declared on the fixed account may be enhanced for certain contracts. However, these reductions or enhancements may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.


When a completed application and all other information necessary for processing a purchase order is received in good order at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.



Who Can Invest

To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

The contractowner, joint owner and annuitant cannot be older than age 74.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum annual amount for purchase payments is $600. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account is $20, subject to state approval.


If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.


The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. We reserve the right to waive these restrictions. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or cross re-investment elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $500 (or the entire amount in the subaccount, if less than $500). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.


Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $500 or the total amount in the subaccount if less than $500. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $500 or the amount in the fixed account.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.

Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers"by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.


Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year (or contract year if the contract is an individual contract that was not sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature"restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.


Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount in the VAA or to the fixed side of the contract as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), cross-reinvestment service, portfolio rebalancing and automatic withdrawal service. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.


The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. Beginning May 1, 2010, this service will no longer be available unless the contractowner has enrolled in this service prior to this date.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit Before the Annuity Commencement Date

If the contractowner or annuitant dies prior to the annuity commencement date, a death benefit may be payable.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option.

The death benefit paid to your designated beneficiary will be the greater of:

1. The contract value on the valuation date the death benefit is approved by us for payment; or

2. The sum of all purchase payments minus all withdrawals, including any applicable charges and any premium tax incurred.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.


The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient of death benefit proceeds may request to receive the proceeds in the form of a check rather than a deposit into the SecureLine (Reg. TM) account. Interest in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax-deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account.



Investment Requirements

Contractowners who have elected i4LIFE (Reg. TM) with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect i4LIFE (Reg. TM), the Investment Requirements will not apply to your contract.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have this rider and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AllianceBernstein Global Thematic Growth Portfolio
o American Funds Global Growth Fund
o American Funds International Fund
o Delaware VIP High Yield
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Delaware Special Opportunities Fund
o LVIP Foundation Aggressive Allocation Fund
o LVIP Mondrian International Value Fund

o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Wilshire Aggressive Profile Fund
o LVIP Wilshire 2040 Profile Fund
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except for the DWS Alternative Asset Allocation Plus VIP Portfolio which is not available for investment.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of i4LIFE (Reg. TM) Advantage, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market subaccount as the default investment option should there be not contract value in the Non-Limited Subaccoounts. We will provide you with notice of such change.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the annuity commencement date depends upon the annuity option selected. See Annuity Payouts - Annuity Options.


The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m. New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.


The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account. Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:


a. attains age 59 1/2
b. separates from service
c. dies
d. becomes totally and permanently disabled and/or
e. experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. The annual interest rate for loans is 7.0% of the amount held in the loan account. We will credit interest at an annual rate of 4.5% on the loan value.

Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-454-6265.


i4LIFE (Reg. TM) Advantage for Qualified Contracts

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus.

In order to elect the i4LIFE (Reg. TM) Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE (Reg. TM) Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE (Reg. TM) Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your sales representative to determine if it is necessary to surrender your contract in order to elect i4LIFE (Reg. TM) Advantage.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, regular income payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the periodic income commencement date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for participants in 401(k), 403(b) and most 457 plans ("tax-deferred retirement plans"). This option, when available in your state, is subject to a charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges for Qualified Contracts.

i4LIFE (Reg. TM) Advantage may be elected at the time of application or at any time before another annuity payout option is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you make certain choices about your regular income payments. The annuitant, or secondary life, if applicable, may not be changed after i4LIFE (Reg. TM) Advantage is elected. The periodic income commencement date will be within one month of when your i4LIFE (Reg. TM) Advantage election form is approved by us.

i4LIFE (Reg. TM) Advantage for tax-deferred retirement plans is only available if the annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.

If i4LIFE (Reg. TM) Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts - Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts - Transfers after the Annuity Commencement Date. Once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Additional Services.

When you elect i4LIFE (Reg. TM) Advantage, you will receive the i4LIFE (Reg.
TM) Advantage Guarantee of Principal death benefit. See i4LIFE (Reg. TM) Advantage Death Benefit.

i4LIFE (Reg. TM) Advantage Charges. The annual rate of the i4LIFE (Reg. TM) Advantage charge is currently 0.48% of the account value. During the Access Period, an amount equal to the monthly i4LIFE (Reg. TM) Advantage percentage charge multiplied by the Account Value will be deducted from the subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE (Reg. TM) Advantage rider charge is in addition to the other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE (Reg. TM) Advantage charge will be computed daily based on the net asset value in the subaccounts and added to the mortality and expense risk charge. If you purchase i4LIFE (Reg. TM) Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE (Reg. TM) Advantage.

Each time you elect to begin a new 15-year step-up period, the i4LIFE (Reg. TM) Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE (Reg. TM) Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a death benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum death benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.

We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. Additional restrictions may apply if you are under 591/2 when you request a change to the Access Period. A request to extend the Access Period will be effective on the next periodic income commencement date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.

If you extend the Access Period, subsequent regular income payments and the Guaranteed Income Benefit will be reduced accordingly. The Guaranteed Income Benefit will be adjusted in proportion to the reduction in the new regular income payment. Extending the Access Period lowers the regular payment and Guaranteed Income Benefit because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a regular income payment of $433 a month and a Guaranteed Income Benefit of $332 per month. If you extend your access period to 30 years, the regular income payment decreases to $428 per month (a reduction of 1.15%) and the Guaranteed Income Benefit is also reduced by 1.15% for a payment of $328.


We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the regular income payments in compliance with Internal Revenue Code ("IRC") provisions for required minimum distributions. You may not shorten your Access Period.


Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the periodic income commencement date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made, any Guaranteed Income Benefit payments made, and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life (and the secondary life, if applicable) and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your regular income payments. Regular income payments will begin within 14 days of the periodic income commencement date. At this time, changes to the Access Period can only be made on periodic income commencement date anniversaries.

Regular income payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An assumed investment return rate of 4% will be available. Regular income payments are not subject to any surrender charges or applicable interest adjustments. For information regarding income tax consequences of regular income payments, See Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the Account Value by 1000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
  o The age and sex (unless unisex rates are required by law) of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the monthly regular income payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

Subsequent regular income payments during the Access Period are determined by dividing the Account Value, on the applicable valuation date (December 31) by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the subaccounts selected and the interest credited on the fixed account. The assumed investment return is the measuring point for subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value. For example, a contract owner has an Account Value of $100,000 and an income payment of $400 per month. If the contract owner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the regular income payment. The regular income payment of $400 would be reduced to $300 [$400 - (25% x $400)]. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions for more information on withdrawals.

For a joint life option, the secondary life must be the annuitant's spouse and must be the primary beneficiary. If either the annuitant or secondary life dies during the Access Period, the surviving life may elect to continue regular income payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular income payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the annuitant, the secondary life may choose to take the death benefit, and the i4LIFE (Reg. TM) Advantage Rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the secondary life during the Access Period, if applicable. If there is no surviving life, then the regular income payments will cease and this Rider will terminate.

For a single life option, if the annuitant dies during the Access Period, a death benefit will be paid and the regular income payments will cease and this Rider will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. The frequency of regular income payments, the assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex (unless unisex rates are required by law) of the annuitant and secondary life (if living);
  o the monthly regular income payments;
  o the assumed investment return of 4%; and

  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Your regular income payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life's general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will vary on an annual basis for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.


i4LIFE (Reg. TM) Advantage Death Benefit

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other additional withdrawals (including withdrawals to provide the Guaranteed Income Benefit).

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force prior to that election. Regular income payments are deducted from the death benefit before any additional withdrawals when determining the death benefit.

The following example demonstrates the impact of a withdrawal on your death benefit:

Total Purchase Payments $200,000
Total i4LIFE (Reg. TM) Advantage Regular Income payments $25,000
Additional Withdrawal $15,000
Death Benefit Value after i4LIFE (Reg. TM) Advantage withdrawal = $200,000 - $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000

General Death Benefit Provisions. Following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

During the access period, if the single life option has been elected, then upon the death of the annuitant, the regular income payments will cease and this Rider will terminate. If the joint life option has been elected, then upon the death of the annuitant, the secondary life, if still surviving, as spouse and primary beneficiary, may terminate the contract and this Rider and receive full payment of the death benefit or elect to continue the contract and this Rider and receive regular income payments for his/her lifetime. Upon the death of the secondary life, the annuitant if still surviving, may continue to receive regular income payments for the remainder of the access period and for the lifetime income period or may elect to terminate this Rider. If neither the annuitant nor the secondary life is still surviving, the regular income payments will cease and this Rider will terminate.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with IRC
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to Lincoln Life of the death, regular income payments may be suspended until the death claim is approved. If this Rider is continued, upon approval of the death claim the excess, if any, of the death benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the regular income payments will restart. Otherwise, this rider terminates.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


General i4LIFE (Reg. TM) Advantage Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:

i4LIFE (Reg. TM) Advantage Regular Income Payment before Withdrawal $1,200 Guaranteed Income Benefit before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE (Reg. TM) Advantage Regular Income payment for Withdrawal = $1,200 x 10% = $120
i4LIFE (Reg. TM) Advantage Regular Income payment after Withdrawal = $1,200 - $120 = $1,080
Reduction in Guaranteed Income Benefit for Withdrawal = $750 x 10% = $75 Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.

Termination. You may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

Availability. The availability of i4LIFE (Reg. TM) Advantage will depend upon your state's approval of the i4LIFE (Reg. TM) Advantage contract rider. Please check with your registered representative for availability.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage for Qualified
Contracts

The Guaranteed Income Benefit ensures that your regular income payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is in effect during both the access period and the lifetime income period.

The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment. If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This additional amount will be withdrawn from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the Guaranteed Income Benefit, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant, or secondary life, if applicable, is living.

The Guaranteed Income Benefit has an automatic step-up feature that works as follows: During the 15-year step-up period, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The 15-year period will run from the periodic income commencement date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the valuation date of the first regular income payment in the first calendar year of each 3-year period. . At the end of a 15-year step-up period, the contractowner may continue with the current Guaranteed Income Benefit amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.

The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments or Guaranteed Income Benefit payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions to see the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your regular income payment, your Guaranteed Income Benefit will also be reduced. The Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. You may not shorten your Access Period.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides that all or part of the contract value may be used to purchase an annuity payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. We may choose to make other annuity options available in the future.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (See Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk and administrative charge of 1.002% will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General Information

The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Services, Inc. (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission we pay to LFN is 9.00% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.

We also pay for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 9.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product"treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2009 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.




Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract.

This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts."We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs

 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions


Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions (RMDs)

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions


The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA"(effective January 1, 2007).


Transfers and Direct Rollovers


As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts


A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.



Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                          Multi-Fund (Reg. TM) Select
                  Lincoln National Variable Annuity Account C










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity
Account C (Multi-Fund (Reg. TM) Select).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------



Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
AllianceBernstein VPS Global
Thematic Growth
2004  .          9.161       10.933             2
2005  .         10.933       11.219            24
2006  .         11.219       12.038            50
2007  .         12.038       14.289            91
2008  .         14.289        7.432           139
2009  .          7.432       11.267           207
---------       ------       ------           ---
AllianceBernstein VPS Growth and
Income
2004  .         10.082       11.133             6
2005  .         11.133       11.528            61
2006  .         11.528       13.352           117
2007  .         13.352       13.861           174
2008  .         13.861        8.138           243
2009  .          8.138        9.697           292
---------       ------       ------           ---
American Funds Global Growth Fund
2004  .          9.798       11.310            13
2005  .         11.310       12.773           107
2006  .         12.773       15.229           227
2007  .         15.229       17.316           410
2008  .         17.316       10.562           636
2009  .         10.562       14.881           857
---------       ------       ------           ---
American Funds Growth Fund
2004  .          9.591       11.148           114
2005  .         11.148       12.824           796
2006  .         12.824       13.993         1,722
2007  .         13.993       15.564         2,532
2008  .         15.564        8.634         3,395
2009  .          8.634       11.916         4,349
---------       ------       ------         -----
American Funds Growth-Income Fund
2004  .          9.794       10.978            74
2005  .         10.978       11.502           504
2006  .         11.502       13.119         1,060
2007  .         13.119       13.643         1,617
2008  .         13.643        8.395         2,224
2009  .          8.395       10.907         2,914
---------       ------       ------         -----
American Funds International Fund
2004  .          9.918       11.729            35
2005  .         11.729       14.109           273
2006  .         14.109       16.619           708
2007  .         16.619       19.748         1,152
2008  .         19.748       11.315         1,637
2009  .         11.315       16.028         2,116
---------       ------       ------         -----
Blackrock Global Allocation VI
2009  .         10.050       11.616            45
---------       ------       ------         -----
Delaware VIP Diversified Income
Series
2004  .         10.269       10.914            22
2005  .         10.914       10.742           193
2006  .         10.742       11.439           410
2007  .         11.439       12.165           768
2008  .         12.165       11.454         1,082
2009  .         11.454       14.363         1,405
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Delaware VIP High Yield Series
2005  .          9.982       10.274             9
2006  .         10.274       11.412            68
2007  .         11.412       11.586           170
2008  .         11.586        8.668           243
2009  .          8.668       12.757           377
---------       ------       ------           ---
Delaware VIP REIT Series
2004  .         10.831       13.277            52
2005  .         13.277       14.046           205
2006  .         14.046       18.400           411
2007  .         18.400       15.634           539
2008  .         15.634       10.017           668
2009  .         10.017       12.221           802
---------       ------       ------           ---
Delaware VIP Small Cap Value Series
2004  .          9.879       12.117            56
2005  .         12.117       13.094           355
2006  .         13.094       15.022           706
2007  .         15.022       13.855         1,021
2008  .         13.855        9.593         1,265
2009  .          9.593       12.495         1,541
---------       ------       ------         -----
Delaware VIP Trend Series
2004  .          8.855       10.985            21
2005  .         10.985       11.486           119
2006  .         11.486       12.206           227
2007  .         12.206       13.348           311
2008  .         13.348        7.022           401
2009  .          7.022       10.733           511
---------       ------       ------         -----
Delaware VIP Value Series
2004  .          9.935       11.343            10
2005  .         11.343       11.881           101
2006  .         11.881       14.561           283
2007  .         14.561       13.984           507
2008  .         13.984        9.197           646
2009  .          9.197       10.712           813
---------       ------       ------         -----
DWS VIP Alternative Asset Allocation
Plus
2009  .         10.005       11.534             6
---------       ------       ------         -----
DWS VIP Equity 500 Index
2004  .          9.881       11.081            12
2005  .         11.081       11.455            88
2006  .         11.455       13.070           193
2007  .         13.070       13.591           314
2008  .         13.591        8.431           469
2009  .          8.431       10.520           679
---------       ------       ------         -----
DWS VIP Small Cap Index
2004  .          9.360       11.770             9
2005  .         11.770       12.118            56
2006  .         12.118       14.060           125
2007  .         14.060       13.619           189
2008  .         13.619        8.855           266
2009  .          8.855       11.070           339
---------       ------       ------         -----
Fidelity VIP Contrafund Portfolio
2004  .          9.608       11.299            28
2005  .         11.299       13.051           293
2006  .         13.051       14.398           734
2007  .         14.398       16.721         1,192
2008  .         16.721        9.487         1,717
2009  .          9.487       12.724         2,205
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Fidelity VIP Growth Portfolio
2004  .          9.599       10.590             6
2005  .         10.590       11.061            36
2006  .         11.061       11.670            79
2007  .         11.670       14.634           147
2008  .         14.634        7.634           264
2009  .          7.634        9.672           342
---------       ------       ------           ---
Lincoln VIP Baron Growth
Opportunities*
2004  .          9.172       11.803            38
2005  .         11.803       12.079           308
2006  .         12.079       13.815           601
2007  .         13.815       14.145           833
2008  .         14.145        8.523         1,046
2009  .          8.523       11.672         1,266
---------       ------       ------         -----
Lincoln VIP Cohen & Steers Global
Real Estate
2007  .         10.089        8.251            12
2008  .          8.251        4.723            55
2009  .          4.723        6.429           142
---------       ------       ------         -----
Lincoln VIP Delaware Bond
2004  .         10.288       10.536            44
2005  .         10.536       10.680           277
2006  .         10.680       11.044           590
2007  .         11.044       11.499           905
2008  .         11.499       11.013         1,142
2009  .         11.013       12.918         1,354
---------       ------       ------         -----
Lincoln VIP Delaware Foundation
Aggressive Allocation(1)
2004  .         10.106       11.433             8
2005  .         11.433       12.058            37
2006  .         12.058       13.636            71
2007  .         13.636       14.325           108
2008  .         14.325        9.447           158
2009  .          9.447       12.313           192
---------       ------       ------         -----
Lincoln VIP Delaware Foundation
Conservative Allocation(2)
2004  .          9.977       10.996            17
2005  .         10.996       11.350            90
2006  .         11.350       12.395           166
2007  .         12.395       12.801           233
2008  .         12.801        9.224           280
2009  .          9.224       11.186           322
---------       ------       ------         -----
Lincoln VIP Delaware Foundation
Moderate Allocation
2009  .         10.156       11.777             2
---------       ------       ------         -----
Lincoln VIP Delaware Growth and
Income
2004  .          9.839       11.264            11
2005  .         11.264       11.740            88
2006  .         11.740       13.028           155
2007  .         13.028       13.653           209
2008  .         13.653        8.651           252
2009  .          8.651       10.641           298
---------       ------       ------         -----
Lincoln VIP Delaware Social
Awareness
2004  .          9.736       11.224            13
2005  .         11.224       12.418           113
2006  .         12.418       13.773           266
2007  .         13.773       14.005           411
2008  .         14.005        9.063           578
2009  .          9.063       11.623           715
---------       ------       ------         -----
Lincoln VIP Delaware Special
Opportunities
2004  .         10.118       12.163            19
2005  .         12.163       13.891           236
2006  .         13.891       15.920           526
2007  .         15.920       16.321           762
2008  .         16.321       10.203           962
2009  .         10.203       13.131         1,135
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Lincoln VIP Global Income
2009  .          9.922       10.713           13
---------        -----       ------           --
Lincoln VIP Janus Capital
Appreciation
2004  .          9.840       10.808            1
2005  .         10.808       11.122           14
2006  .         11.122       12.047           30
2007  .         12.047       14.326           47
2008  .         14.326        8.372           78
2009  .          8.372       11.453          116
---------       ------       ------          ---
Lincoln VIP Mondrian International
Value
2004  .         10.262       12.237            7
2005  .         12.237       13.600          130
2006  .         13.600       17.461          310
2007  .         17.461       19.225          540
2008  .         19.225       12.027          712
2009  .         12.027       14.398          876
---------       ------       ------          ---
Lincoln VIP Money Market Fund
2004  .          9.986        9.990            4
2005  .          9.990       10.141           35
2006  .         10.141       10.484          104
2007  .         10.484       10.867          233
2008  .         10.867       10.984          529
2009  .         10.984       10.883          613
---------       ------       ------          ---
Lincoln VIP SSgA S&P 500 Index
2007  .          9.938        9.651            4
2008  .          9.651        5.987           65
2009  .          5.987        7.455          135
---------       ------       ------          ---
Lincoln VIP SSgA Small Cap Index
2007  .          9.955        9.181            6
2008  .          9.181        5.986           23
2009  .          5.986        7.450           52
---------       ------       ------          ---
Lincoln VIP T. Rowe Price Structured
Mid-Cap Growth
2004  .          9.600       11.133            3
2005  .         11.133       12.074           29
2006  .         12.074       13.030           75
2007  .         13.030       14.615          119
2008  .         14.615        8.259          156
2009  .          8.259       11.936          262
---------       ------       ------          ---
Lincoln VIP Wells Fargo Intrinsic
Value Fund
2004  .          9.904       11.314           21
2005  .         11.314       11.676          141
2006  .         11.676       12.830          280
2007  .         12.830       13.222          388
2008  .         13.222        8.053          462
2009  .          8.053        9.806          514
---------       ------       ------          ---
Lincoln VIP Wilshire 2010 Profile
2007  .         10.060       10.476            1
2008  .         10.476        7.872           45
2009  .          7.872        9.671           85
---------       ------       ------          ---
Lincoln VIP Wilshire 2020 Profile
2007  .          9.992       10.321           16
2008  .         10.321        7.452          131
2009  .          7.452        9.248          309
---------       ------       ------          ---
Lincoln VIP Wilshire 2030 Profile
2007  .         10.179       10.428            8
2008  .         10.428        7.129          140
2009  .          7.129        9.009          309
---------       ------       ------          ---
Lincoln VIP Wilshire 2040 Profile
2007  .          9.803       10.253           17
2008  .         10.253        6.526          125
2009  .          6.526        8.440          342
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Lincoln VIP Wilshire Aggressive
Profile
2005  .         10.033       10.922            24
2006  .         10.922       12.570           139
2007  .         12.570       13.782           331
2008  .         13.782        8.103           713
2009  .          8.103       10.466         1,064
---------       ------       ------         -----
Lincoln VIP Wilshire Conservative
Profile
2005  .         10.013       10.290            11
2006  .         10.290       11.111            79
2007  .         11.111       11.826           227
2008  .         11.826        9.524           437
2009  .          9.524       11.744           662
---------       ------       ------         -----
Lincoln VIP Wilshire Moderate
Profile
2005  .          9.999       10.508            71
2006  .         10.508       11.627           374
2007  .         11.627       12.547           837
2008  .         12.547        9.092         1,392
2009  .          9.092       11.497         1,924
---------       ------       ------         -----
Lincoln VIP Wilshire Moderately
Aggressive Profile
2005  .         10.010       10.686            65
2006  .         10.686       12.045           349
2007  .         12.045       13.062           830
2008  .         13.062        8.589         1,412
2009  .          8.589       10.945         2,040
---------       ------       ------         -----
MFS VIT Utilities Series
2004  .         10.406       12.718            21
2005  .         12.718       14.677           125
2006  .         14.677       19.030           274
2007  .         19.030       24.032           530
2008  .         24.032       14.797           802
2009  .         14.797       19.464         1,007
---------       ------       ------         -----
Neuberger Berman AMT Mid-Cap Growth
Portfolio
2004  .          9.404       11.591             8
2005  .         11.591       13.053            63
2006  .         13.053       14.821           154
2007  .         14.821       17.979           292
2008  .         17.979       10.080           411
2009  .         10.080       13.133           515
---------       ------       ------         -----


* Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth
  Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.


(1) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(2) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Fund (Reg. TM) Select
Lincoln National
Variable Annuity Account C   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Multi-Fund (Reg. TM) Select prospectus of Lincoln National Variable Annuity Account C dated May 1, 2010. You may obtain a copy of the Multi-Fund (Reg. TM) Select prospectus on request and without charge. Please write Multi-Fund (Reg. TM) Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-454-6265.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Capital Markets                                 B-3
Advertising & Ratings                           B-4
More About the S&P 500 Index                    B-4
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-6

This SAI is not a prospectus.

The date of this SAI is May 1, 2010.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $64,441,989, $61,630,463 and $50,146,571 to LFA and Selling Firms in 2007, 2008 and 2009, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;

 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets


The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions - Surrender charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Beginning May 1, 2010, the cross reinvestment service is no longer available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.




Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.

Financial Statements

The December 31, 2009 financial statements of the VAA and the December 31, 2009 consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
April 1, 2010

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2009       2008
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $58,816; 2008 -- $52,558)   $ 58,889   $ 46,489
      Equity (cost: 2009 -- $141; 2008 -- $187)                                155        139
   Trading securities                                                        2,366      2,189
   Mortgage loans on real estate                                             6,835      7,396
   Real estate                                                                 128        119
   Policy loans                                                              2,864      2,887
   Derivative investments                                                      841         60
   Other investments                                                           975        948
                                                                          --------   --------
         Total investments                                                  73,053     60,227
Cash and invested cash                                                       2,553      2,116
Deferred acquisition costs and value of business acquired                    9,396     11,184
Premiums and fees receivable                                                   302        445
Accrued investment income                                                      860        782
Reinsurance recoverables                                                     8,018     11,334
Reinsurance related embedded derivatives                                       139        167
Goodwill                                                                     3,011      3,520
Other assets                                                                 3,375      3,509
Separate account assets                                                     73,500     55,655
                                                                          --------   --------
         Total assets                                                     $174,207   $148,939
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                  $ 13,940   $ 17,054
Other contract holder funds                                                 63,744     59,441
Short-term debt                                                                 21          4
Long-term debt                                                               1,925      2,080
Funds withheld reinsurance liabilities                                       3,137      2,243
Deferred gain on business sold through reinsurance                             516        542
Payables for collateral on investments                                       1,924        880
Other liabilities                                                            2,099      1,382
Separate account liabilities                                                73,500     55,655
                                                                          --------   --------
         Total liabilities                                                 160,806    139,281
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares, authorized, issued and outstanding       10,588      9,132
Retained earnings                                                            2,915      3,135
Accumulated other comprehensive loss                                          (102)    (2,609)
                                                                          --------   --------
         Total stockholder's equity                                         13,401      9,658
                                                                          --------   --------
            Total liabilities and stockholder's equity                    $174,207   $148,939
                                                                          ========   ========

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                             ------------------------
                                                                                              2009     2008     2007
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $1,816   $1,835   $1,664
Insurance fees                                                                                2,841    2,990    2,930
Net investment income                                                                         4,006    3,975    4,181
Realized loss:
   Total other-than-temporary impairment losses on securities                                  (643)    (682)    (257)
   Portion of loss recognized in other comprehensive income                                     262       --       --
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (381)    (682)    (257)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (208)    (142)     130
                                                                                             ------   ------   ------
         Total realized loss                                                                   (589)    (824)    (127)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                               73       76       83
Other revenues and fees                                                                         299      271      323
                                                                                             ------   ------   ------
      Total revenues                                                                          8,446    8,323    9,054
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,406    2,438    2,379
Benefits                                                                                      2,388    2,654    2,330
Underwriting, acquisition, insurance and other expenses                                       2,579    2,960    2,520
Interest and debt expense                                                                        93       85       82
Impairment of intangibles                                                                       729       --       --
                                                                                             ------   ------   ------
   Total benefits and expenses                                                                8,195    8,137    7,311
                                                                                             ------   ------   ------
      Income before taxes                                                                       251      186    1,743
      Federal income tax expense (benefit)                                                      163      (68)     504
                                                                                             ------   ------   ------
         Net income                                                                          $   88   $  254   $1,239
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2009      2008      2007
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $ 9,132   $ 9,105   $ 9,088
Lincoln National Corporation purchase price                        --        --        (9)
Capital contribution from Lincoln National Corporation          1,451        --        --
Stock compensation/issued for benefit plans                         5        27        26
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,588     9,132     9,105
                                                              -------   -------   -------
RETAINED EARNINGS
Balance as of beginning-of-year                                 3,135     3,283     3,341
Cumulative effect from adoption of new accounting standards        97        --       (55)
Comprehensive income (loss)                                     2,692    (2,408)      876
Other comprehensive income (loss), net of tax                  (2,604)    2,662       363
                                                              -------   -------   -------
   Net income                                                      88       254     1,239
Dividends declared                                               (405)     (402)   (1,242)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,915     3,135     3,283
                                                              -------   -------   -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (2,609)       53       416
Cumulative effect from adoption of new accounting standards       (97)       --        --
Other comprehensive income (loss), net of tax                   2,604    (2,662)     (363)
                                                              -------   -------   -------
   Balance as of end-of-year                                     (102)   (2,609)       53
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $13,361   $ 9,658   $12,441
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ----------------------------
                                                                                 2009       2008      2007
                                                                               --------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $     88   $   254   $ 1,239
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                        (371)     (237)     (916)
   Trading securities purchases, sales and maturities, net                          (20)      177       316
   Change in premiums and fees receivable                                           132       (61)      (88)
   Change in accrued investment income                                              (87)       19        13
   Change in future contract benefits                                            (3,165)    4,169       526
   Change in other contract holder funds                                            319       (71)      453
   Change in reinsurance related assets and liabilities                           2,790    (3,618)     (493)
   Change in federal income tax accruals                                            178    (45)      310
   Realized loss                                                                    589       824       127
   Impairment of intangibles                                                        729        --        --
   Amortization of deferred gain on business sold through reinsurance               (73)      (76)      (83)
   Other                                                                              1       (12)     (134)
                                                                               --------   -------   -------
      Net cash provided by operating activities                                   1,110     1,323     1,270
                                                                               --------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (13,075)   (5,776)   (8,606)
Sales of available-for-sale securities                                            3,614     1,506     3,453
Maturities of available-for-sale securities                                       3,209     3,732     4,087
Purchases of other investments                                                     (779)   (1,163)   (2,018)
Sales or maturities of other investments                                          1,102       907     1,880
Increase (decrease) in payables for collateral on investments                     1,044      (255)     (369)
Proceeds from sale of subsidiaries/businesses                                         6        --        --
Other                                                                               (51)     (117)      (84)
                                                                               --------   -------   -------
      Net cash provided used in investing activities                             (4,930)   (1,166)   (1,657)
                                                                               --------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --       250       375
Increase (decrease) in short-term debt                                                3       (14)       13
Deposits of fixed account values, including the fixed portion of variable        11,346     9,806     9,481
Withdrawals of fixed account values, including the fixed portion of variable     (5,440)   (5,910)   (6,645)
Transfers to and from separate accounts, net                                     (2,248)   (2,204)   (2,448)
Payment of funding agreements                                                        --      (550)       --
Common stock issued for benefit plans and excess tax benefits                        --         8        --
Capital contribution from parent company                                          1,001        --        --
Dividends paid to stockholders                                                     (405)     (402)     (787)
                                                                               --------   -------   -------
      Net cash provided by (used in) financing activities                         4,257       984       (11)
                                                                               --------   -------   -------
Net increase (decrease) in cash and invested cash                                   437     1,141      (398)
Cash and invested cash as of beginning-of-year                                    2,116       975     1,373
                                                                               --------   -------   -------
      Cash and invested cash as of end-of-year                                 $  2,553   $ 2,116   $   975
                                                                               ========   =======   =======

           See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's whole-saling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007. FPP's results subsequent to May 3, 2007, are excluded from these consolidated financial statements. On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.

The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security and our expectations of sale of such a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.

As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income. Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

CREDIT-LINKED NOTES

We earn a spread between the coupon received on the credit-linked notes ("CLNs") and the interest credited on the funding agreements. Our CLNs were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality assets in these transactions are AAA-rated ABS secured by a pool of credit card receivables. The credit default swaps in the underlying portfolios are actively managed by the investment manager for the pool of underlying issuers in each of the transactions, as permitted in the CLN agreements. The investment manager, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by the investment manager. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer the investment manager has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the CLN agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependent upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the CLNs, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the CLN, which requires the subordinated classes of the investment pool to absorb all of the credit losses up to the current attachment point. LNL owns the mezzanine tranche of these investments.

Our evaluation of the CLNs for OTTI involves projecting defaults in the underlying collateral pool, making assumptions regarding severity and then comparing losses on the underlying collateral pool to the amount of subordination. We apply current published industry data of projected default rates to the underlying collateral pool to estimate the expected future losses. If expected losses were to exceed the attachment point, we may recognize an OTTI on the CLN. See Note 4 and Note 5 for additional discussion on our CLNs.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Hierarchy." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 41% of permanent life insurance in force as of December 31, 2009, and approximately 71% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. In addition, for the deferred loss on the reinsurance ceded to LNBAR, we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

COMPENSATION -- RETIREMENT BENEFITS TOPIC

In December 2008, the FASB amended the disclosure requirements for the Compensation - Retirement Benefits Topic of the FASB ASC, which requires enhanced disclosures regarding the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The new disclosures include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets, including the level within the fair value hierarchy as defined by the Fair Value Measurements and Disclosures Topic of the FASB ASC. In addition, enhanced disclosures are required for fair value measurements of plan assets using Level 3 inputs. We adopted these amendments effective December 31, 2009, and have prospectively included the enhanced disclosures related to the applicable employee benefit plans in Note 18.

CONSOLIDATIONS TOPIC

In December 2007, the FASB amended the Consolidations Topic of the FASB ASC to establish accounting and reporting standards for noncontrolling interests, which represents the portion of equity in a subsidiary not attributable, directly or indirectly, to the parent. Noncontrolling interests must be identified, labeled and presented clearly on the face of the applicable consolidated financial statements, with amounts attributable to the parent and to the noncontrolling interest clearly identified. Changes in a parent's ownership interest while the parent retains its controlling financial interest must be consistently accounted for as an equity transaction. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. In addition, financial statement disclosures must clearly distinguish between the interests of the parent and the interests of the noncontrolling owners. We adopted these amendments effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our derivative instruments and hedging activities in Note 6.

In addition, in June 2008, the FASB amended the Derivatives and Hedging Topic regarding the evaluation of an instrument (or embedded feature) indexed to an entity's own stock. The amendments to the accounting guidance require a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to an entity's own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. We adopted this amendment to the FASB ASC effective January 1, 2009, for all outstanding instruments as of that date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 22 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====

LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
      Total liabilities                                  $(17)
                                                         ====

REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, this adoption also resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses in our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our consolidated financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the non-credit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                   NET
                                   UNREALIZED   UNREALIZED
                                      OTTI         LOSS
                                     ON AFS       ON AFS
                                   SECURITIES   SECURITIES   TOTAL
                                   ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities      $33          $152      $185
Change in DAC, VOBA,
   DSI, and DFEL                       (6)          (30)      (36)
Income tax                             (9)          (43)      (52)
                                      ---          ----      ----
   Net cumulative effect
      adjustment                      $18           $79      $ 97
                                      ===           ===      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $121
CMOs                                       62
CDOs                                        2
                                         ----
   Total fixed maturity AFS securities   $185
                                         ====

In addition, we include on the face of our Consolidated Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On February 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amends the consolidation guidance related to VIEs. Primarily, the current quantitative analysis used under the Consolidations Topic of the FASB ASC will be eliminated and replaced with a qualitative approach that is focused on identifying the variable interest that has the power to direct the activities that most significantly impact the performance of the VIE and absorb losses or receive returns that could potentially be significant to the VIE. In addition, this new accounting standard will require an ongoing reassessment of the primary beneficiary of the VIE, rather than reassessing the primary beneficiary only upon the occurrence of certain pre-defined events. ASU 2009-17 will be effective as of the beginning of the annual reporting period that begins after November 15, 2009, and requires the reconsideration of all VIEs for consolidation in which an entity has a variable interest upon the effective date of these amendments.

In preparation for our adoption of ASU 2009-17 effective January 1, 2010, we are continuing to evaluate our involvement with entities we have determined are VIEs. Based on this evaluation, we may be required to consolidate the VIEs associated with our investment in CLNs. Upon the initial adoption of ASU 2009-17, if we consolidate the assets and liabilities of these VIEs, we have estimated the impact to be approximately $200 million, after-tax, which will be recorded as a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010. See Note 5 for more detail regarding our CLNs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our consolidated financial statements effective January 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our consolidated financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after November 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

3. FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED, CAPITAL CONTRIBUTION, REINSURANCE CEDED AND DIVIDEND

FUNDS WITHHELD AGREEMENT WITH LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FPP

We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                          $48
Other assets                                         15
                                                    ---
   Total assets                                     $63
                                                    ===

LIABILITIES
Future contract benefits                            $15
Deferred gain on business sold through reinsurance   47
Other liabilities                                     1
                                                    ---
    Total liabilities                               $63
                                                    ===

CAPITAL CONTRIBUTION OF LFM

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                              CONTRIBUTION
                                                  VALUE
                                              ------------
Cash and invested cash                            $  1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                                  ----
   Total capital contribution of LFM              $280
                                                  ====

The caption capital contribution from LNC, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $280 million capital contribution of LFM presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs and value of
   business acquired                                 $(230)
Other assets                                          (130)
                                                     -----
      Total assets                                   $(360)
                                                     =====
LIABILITIES
Future contract benefits                             $(539)
Other contract holder funds                            (47)
Funds withheld reinsurance liabilities                 434
Deferred loss on business sold through reinsurance     (78)
Other liabilities                                     (130)
                                                     -----
   Total liabilities                                 $(360)
                                                     =====

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following summarizes this dividend (in millions):

                                                     DIVIDENDED
                                                        VALUE
                                                     ----------
Investments                                           $ 1,809
Cash and invested cash                                     20
Deferred acquisition costs and value of
   business acquired                                      246
Premiums and fees receivable                                2
Accrued investment income                                  24
Reinsurance recoverables                                  669
Goodwill                                                    2
Future contract benefits                                 (705)
Other contract holder funds                            (1,509)
Other liabilities                                         (66)
                                                      -------
   Total dividend of FPP                              $   492
                                                      =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest on our consolidated financial statements.

Information (in millions) included on our Consolidated Balance Sheets for those VIEs where we had significant variable interest and where we were a sponsor was as follows:

                          AS OF DECEMBER 31, 2009
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $322        $--         $600

                           AS OF DECEMBER 31, 2008
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL       LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $50         $--         $600

CREDIT-LINKED NOTES

We invested in two CLNs where the note holders do not have voting rights or decision-making capabilities. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. As of December 31, 2009, we are not the primary beneficiary of the VIEs as the multi-tiered class structure of the CLNs requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the CLNs limits our participation in the residual returns. For information regarding our exposure to loss in our CLNs, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                             -----------------------------------------------
                                                              GROSS UNREALIZED
                                             AMORTIZED   -------------------------     FAIR
                                                COST      GAINS   LOSSES   OTTI(1)    VALUE
                                             ---------   ------   ------   -------   -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,046     $2,195   $1,084    $ 63     $44,094
U.S. Government bonds                            136         12       --      --         148
Foreign government bonds                         473         25        9      --         489
MBS:
   CMOs                                        5,819        246      289     149       5,627
   MPTS                                        2,874         61       26      --       2,909
   CMBS                                        2,332         46      330      --       2,048
ABS:
   CDOs                                          189         10       33       9         157
   CLNs                                          600         --      278      --         322
State and municipal bonds                      1,983         14       54      --       1,943
Hybrid and redeemable preferred securities     1,364         33      245      --       1,152
                                             -------     ------   ------    ----     -------
      Total fixed maturity securities         58,816      2,642    2,348     221      58,889
                                             -------     ------   ------    ----     -------
EQUITY SECURITIES
Banking securities                                25         --        1      --          24
Insurance securities                              44          2       --      --          46
Other financial services securities               22         12        6      --          28
Other securities                                  50          7       --      --          57
                                             -------     ------   ------    ----     -------
      Total equity securities                    141         21        7      --         155
                                             -------     ------   ------    ----     -------
         Total AFS securities                $58,957     $2,663   $2,355    $221     $59,044
                                             =======     ======   ======    ====     =======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Consolidated Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                       AS OF DECEMBER 31, 2008
                                             -------------------------------------------
                                                            GROSS UNREALIZED
                                             AMORTIZED   ---------------------     FAIR
                                                COST     GAINS   LOSSES   OTTI    VALUE
                                             ---------   -----   ------   ----   -------
FIXED MATURITY SECURITIES
Corporate bonds                               $38,608     $608   $4,341    $--   $34,875
U.S. Government bonds                             158       36       --     --       194
Foreign government bonds                          509       33       48     --       494
MBS:
   CMOs                                         6,612      168      733     --     6,047
   MPTS                                         1,749       57       37     --     1,769
   CMBS                                         2,428        7      588     --     1,847
ABS:
   CDOs                                           255        6      102     --       159
   CLNs                                           600       --      550     --        50
State and municipal bonds                         118        2        2     --       118
Hybrid and redeemable preferred securities      1,521        6      591     --       936
                                              -------     ----   ------    ---   -------
      Total fixed maturity securities          52,558      923    6,992     --    46,489
                                              -------     ----   ------    ---   -------
EQUITY SECURITIES
Banking securities                                 34       --       20     --        14
Insurance securities                               71        1       20     --        52
Other financial services securities                28        4        7     --        25
Other securities                                   54        4       10     --        48
                                              -------     ----   ------    ---   -------
      Total equity securities                     187        9       57     --       139
                                              -------     ----   ------    ---   -------
         Total AFS securities                 $52,745     $932   $7,049    $--   $46,628
                                              =======     ====   ======    ===   =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                    AS OF
                                              DECEMBER 31, 2009
                                             -------------------
                                             AMORTIZED    FAIR
                                                COST      VALUE
                                             ---------   -------
Due in one year or less                       $ 1,891    $ 1,923
Due after one year through five years          13,021     13,578
Due after five years through ten years         15,821     16,447
Due after ten years                            16,269     15,878
                                              -------    -------
   Subtotal                                    47,002     47,826
MBS                                            11,025     10,584
CDOs                                              189        157
CLNs                                              600        322
                                              -------    -------
      Total fixed maturity AFS securities     $58,816    $58,889
                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2009
                                                                ----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   -------------------   --------------------
                                                                           GROSS                 GROSS                   GROSS
                                                                         UNREALIZED            UNREALIZED             UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR     LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE       OTTI
                                                                ------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $4,163      $221      $5,638     $  926     $ 9,801     $1,147
U.S. Government bonds                                                1        --           3         --           4         --
Foreign government bonds                                            30        --          46          9          76          9
MBS:
   CMOs                                                            382       151         870        287       1,252        438
   MPTS                                                          1,227        14          81         12       1,308         26
   CMBS                                                            152        13         619        317         771        330
ABS:
   CDOs                                                              9         6         127         36         136         42
   CLNs                                                             --        --         322        278         322        278
State and municipal bonds                                        1,190        45          53          9       1,243         54
Hybrid and redeemable preferred securities                         105         5         795        240         900        245
                                                                ------      ----      ------     ------     -------     ------
      Total fixed maturity securities                            7,259       455       8,554      2,114      15,813      2,569
                                                                ------      ----      ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   1         1          --         --           1          1
Insurance securities                                                 8        --          --         --           8         --
Other financial services securities                                  4         6          --         --           4          6
Other securities                                                     1        --          --         --           1         --
                                                                ------      ----      ------     ------     -------     ------
      Total equity securities                                       14         7          --         --          14          7
                                                                ------      ----      ------     ------     -------     ------
         Total AFS securities                                   $7,273      $462      $8,554     $2,114     $15,827     $2,576
                                                                ======      ====      ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                            1,696
                                                                                                                         =====

                                                                                     AS OF DECEMBER 31, 2008
                                                                -----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS        TWELVE MONTHS              TOTAL
                                                                --------------------   -------------------   --------------------
                                                                             GROSS                GROSS                   GROSS
                                                                  FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                                 VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                                -------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $18,373     $2,282     $5,692     $2,059     $24,065     $4,341
U.S. Government bonds                                                 3         --         --         --           3         --
Foreign government bonds                                            145         15         50         33         195         48
MBS:
   CMOs                                                             807        279        688        454       1,495        733
   MPTS                                                              95         25         51         12         146         37
   CMBS                                                           1,099        169        474        419       1,573        588
ABS:
   CDOs                                                              76         21         67         81         143        102
   CLNs                                                              --         --         50        550          50        550
State and municipal bonds                                            28          2          2         --          30          2
Hybrid and redeemable preferred securities                          448        261        406        330         854        591
                                                                -------     ------     ------     ------     -------     ------
      Total fixed maturity securities                            21,074      3,054      7,480      3,938      28,554      6,992
                                                                -------     ------     ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   14         20         --         --          14         20
Insurance securities                                                 30         20         --         --          30         20
Other financial services securities                                  16          7         --         --          16          7
Other securities                                                     22          9          2          1          24         10
                                                                -------     ------     ------     ------     -------     ------
      Total equity securities                                        82         56          2          1          84         57
                                                                -------     ------     ------     ------     -------     ------
         Total AFS securities                                   $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                                =======     ======     ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                             3,507
                                                                                                                         ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                               AS OF DECEMBER 31, 2009
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  415     $  125   $  4          80
Six months or greater, but less than nine months         115         60     --          25
Nine months or greater, but less than twelve months      409        160     93          96
Twelve months or greater                               1,623      1,264    116         309
                                                      ------     ------   ----         ---
   Total AFS securities                               $2,562     $1,609   $213         510
                                                      ======     ======   ====         ===

                                                               AS OF DECEMBER 31, 2008
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  781     $  389    $--          159
Six months or greater, but less than nine months       1,141        536     --          206
Nine months or greater, but less than twelve months    1,552        785     --          223
Twelve months or greater                               4,027      3,509     --          785
                                                      ------     ------    ---        -----
   Total AFS securities                               $7,501     $5,219    $--        1,373
                                                      ======     ======    ===        =====

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $4.5 billion decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $152 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                    FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $ --
   Cumulative effect from adoption of new
      accounting standard                              30
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           259
   Decreases attributable to:
      Securities sold                                 (29)
                                                     ----
         Balance as of end-of-year                   $260
                                                     ====

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2009     2008
                                               ------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,641   $1,467
U.S. Government bonds                             370      414
Foreign government bonds                           29       38
MBS:
   MPTS                                            60       31
   CMOs                                           124      118
   CMBS                                            81       76
State and municipal bonds                          18       13
Hybrid and redeemable preferred securities         41       30
                                               ------   ------
      Total fixed maturity securities           2,364    2,187
Other equity securities                             2        2
                                               ------   ------
         Total trading securities              $2,366   $2,189
                                               ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2009, 2008 and 2007 was $126 million, $172 million and $8 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 29% and 30% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans            2     --
                                          ====    ===
Impaired mortgage loans                   $ 22    $--
Valuation allowance associated with
   impaired mortgage loans                  (8)    --
                                          ----    ---
   Carrying value of impaired
      mortgage loans                      $ 14    $--
                                          ====    ===

The average carrying value and associated interest income on the impaired mortgage loans (in millions) is as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                                -------------------
                                 2009   2008   2007
                                 ----   ----   ----
Average carrying value for
   impaired loans                 $ 8   $--     $11
Interest income recognized on
   impaired mortgage loans         --    --       1
Amount of interest income
   collected on impaired
   mortgage loans                  --    --       1

ALTERNATIVE INVESTMENTS

As of December 31, 2009 and 2008, alternative investments included investments in approximately 99 and 102 different partnerships, respectively, and the portfolio represented less than 1% and 1% of our overall invested assets, respectively.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2009     2008     2007
                              ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity AFS
   securities                 $3,373   $3,236   $3,264
Equity AFS securities              7        8       19
Trading securities               148      154      163
Mortgage loans on
   real estate                   451      473      491
Real estate                       17       20       41
Standby real estate equity
   commitments                     1        3       12
Policy loans                     169      177      172
Invested cash                      8       45       78
Alternative investments          (54)     (34)     102
Consent fees                       5        5       10
Other investments                  8       --        7
                              ------   ------   ------
   Investment income           4,133    4,087    4,359
Investment expense              (127)    (112)    (178)
                              ------   ------   ------
      Net investment income   $4,006   $3,975   $4,181
                              ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   -----------------------
                                    2009     2008     2007
                                   -----   -------   -----
Fixed maturity AFS securities:
   Gross gains                     $ 154   $    49   $ 120
   Gross losses                     (687)   (1,059)   (176)
Equity AFS securities:
   Gross gains                         5         1       3
   Gross losses                      (27)      (33)   (111)
Gain (loss) on other
   investments                      (100)       31      22
Associated amortization
   expense of DAC, VOBA, DSI
   and DFEL and changes in
   other contract holder funds
   and funds withheld
   reinsurance liabilities           157       244      29
                                   -----   -------   -----
      Total realized loss on
         investments, excluding
         trading securities         (498)     (767)   (113)
      Loss on certain derivative
         instruments                 (35)      (83)     (2)
      Associated amortization
         expense of DAC, VOBA,
         DSI and DFEL and
         changes in other
         contract holder funds        --        --       1
                                   -----   -------   -----
         Total realized loss on
            investments and
            certain derivative
            instruments,
            excluding trading
            securities             $(533)  $  (850)  $(114)
                                   =====   =======   =====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  --------------------
                                   2009    2008   2007
                                  -----   -----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                $ 209   $ 527   $119
   Foreign government bonds          --      --      1
   MBS:
      CMOs                          237     289     17
      CMBS                           --       1      2
   ABS:
      CDOs                           39       1      7
   Hybrid and redeemable
      preferred securities           67      50     --
                                  -----   -----   ----
      Total fixed maturity
         securities                 552     868    146
                                  -----   -----   ----
Equity securities:
   Banking securities                10      --     --
   Insurance securities               8       1     --
   Other financial services
      securities                      3      24    111
   Other securities                   6       7     --
                                  -----   -----   ----
      Total equity securities        27      32    111
                                  -----   -----   ----
         Gross OTTI recognized
            in net income           579     900    257
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                   (198)   (218)    --
                                  -----   -----   ----
            Net OTTI recognized
               in net income,
               pre-tax            $ 381   $ 682   $257
                                  =====   =====   ====
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI      $ 339   $  --   $ --
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                     (77)     --     --
                                  -----   -----   ----
   Net portion of OTTI
      recognized in OCI, pre-tax  $ 262   $  --   $ --
                                  =====   =====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS

As of December 31, 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) and the fair value of the related investments included on our Consolidated Balance Sheets consisted of the following:

                                                                                             AS OF DECEMBER 31,
                                                                                    ------------------------------------
                                                                                           2009               2008
                                                                                    -----------------   ----------------
                                                                                    CARRYING    FAIR    CARRYING    FAIR
                                                                                      VALUE     VALUE     VALUE    VALUE
                                                                                    --------   ------   --------   -----
Collateral payable held for derivative investments(1)                                $  634    $  634     $(17)     $(17)
Securities pledged under securities lending agreements(2)                               501       479      427       410
Securities pledged under reverse repurchase agreements(3)                               344       359      470       496
Securities pledged for Treasury Asset-Backed Securities Loan Facility ("TALF")(4)       345       386       --        --
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
   ("FHLBI")(5)                                                                         100       111       --        --
                                                                                     ------    ------     ----      ----
   Total payables for collateral on investments                                      $1,924    $1,969     $880      $889
                                                                                     ======    ======     ====      ====

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parities contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on our Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   ------   -----   -----
Collateral payable held for
   derivative investments          $  651   $ (17)  $  --
Securities pledged under
   securities lending
   agreements                          74    (228)   (369)
Securities pledged under
   reverse repurchase
   agreements                        (126)    (10)     --
Securities pledged
   for TALF                           345      --      --
Securities pledged for FHLBI          100      --      --
                                   ------   -----   -----
   Total increase (decrease) in
      payables for collateral on
      investments                  $1,044   $(255)  $(369)
                                   ======   =====   =====

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $786 million, which included $381 million of limited partnerships, $220 million of standby commitments to purchase real estate upon completion and leasing and $182 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.5 billion and $3.3 billion, or 6% and 5% of our invested assets portfolio totaling $73.1 billion and $60.2 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion and $6.5 billion, or 9% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

CREDIT-LINKED NOTES

As of December 31, 2009 and 2008, respectively, other contract holder funds on our Consolidated Balance Sheets included $600 million outstanding in funding agreements. We invested the proceeds of $600 million received for issuing two funding agreements in 2006 and 2007 into two separate CLNs originated by a third party company. The CLNs are included in fixed maturity AFS securities on our Consolidated Balance Sheets.

To date, there has been one default in the underlying collateral pool of the $400 million CLN and two defaults in the underlying collateral pool of the $200 million CLN. There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2009.

During the year ended December 31, 2009, as in the general markets, spreads on these transactions have tightened, reducing unrealized losses. We had unrealized losses of $278 million on the $600 million in CLNs and $550 million on the $600 million in CLNs as of December 31, 2009 and 2008, respectively. As described more fully in the realized loss related to investments section above, we regularly review our investment holdings for OTTI. Based upon this review, we believe that these securities were not OTTI as of December 31, 2009 and 2008, respectively. The following summarizes the fair value to amortized cost ratio of the CLNs:


                                  AS OF      AS OF DECEMBER 31,
                               JANUARY 31,   ------------------
                                  2010           2009   2008
                               -----------       ----   ----
Fair value to amortized
   cost ratio                      52%            54%    8%

The following summarizes information regarding our investments in these securities (dollars in millions) as of December 31, 2009:

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                     $400          $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost                    $     400      $    200
Fair value                              209           113
Original attachment point
   (subordination)                     5.50%         2.05%
Current attachment point
   (subordination)                     4.78%         1.48%
Maturity                           12/20/16       3/20/17
Current rating of tranche               B-            Ba3
Current rating of underlying
   collateral pool                 Aa1-Caa2        Aaa-B1
Number of entities                      124            99
Number of countries                      19            23

The following summarizes the exposure of the CLNs' underlying collateral by industry and rating as of December 31, 2009:

                                     AAA    AA      A     BBB    BB    B     CC   TOTAL
                                     ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Financial intermediaries             0.4%   3.5%   7.2%   0.5%  0.0%  0.0%  0.0%   11.6%
Telecommunications                   0.0%   0.0%   5.9%   4.0%  1.1%  0.0%  0.0%   11.0%
Oil and gas                          0.0%   1.4%   1.2%   4.9%  0.0%  0.0%  0.0%    7.5%
Utilities                            0.0%   0.0%   2.4%   2.1%  0.0%  0.0%  0.0%    4.5%
Chemicals and plastics               0.0%   0.0%   2.3%   1.6%  0.0%  0.0%  0.0%    3.9%
Drugs                                0.3%   2.5%   0.9%   0.0%  0.0%  0.0%  0.0%    3.7%
Retailers (except food & drug)       0.0%   0.0%   0.7%   1.8%  1.1%  0.0%  0.0%    3.6%
Industrial equipment                 0.0%   0.0%   2.9%   0.3%  0.0%  0.0%  0.0%    3.2%
Sovereign                            0.0%   0.3%   1.6%   1.4%  0.0%  0.0%  0.0%    3.3%
Property and Casualty Insurance      0.0%   0.0%   1.6%   1.1%  0.0%  0.0%  0.5%    3.2%
Forest products                      0.0%   0.0%   0.0%   1.6%  1.4%  0.0%  0.0%    3.0%
Other Industry < 3% (28 Industries)  0.9%   2.8%  15.6%  17.1%  3.4%  1.7%  0.0%   41.5%
                                     ---   ----   ----   ----   ---   ---   ---   -----
   Total by industry                 1.6%  10.5%  42.3%  36.4%  7.0%  1.7%  0.5%  100.0%
                                     ===   ====   ====   ====   ===   ===   ===   =====

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, basis risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate futures and interest rate cap agreements. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2009, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that did not qualify as hedging instruments and derivative instruments that were economic hedges, but were not designed to meet the requirements to be accounted for as a hedge. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 22 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                                          AS OF DECEMBER 31, 2009
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                            OF        NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN     LOSS   GAIN     LOSS
                                                        -----------   --------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                            85      $   620   $   24   $ (45)  $ --   $    --
   Foreign currency swaps(1)                                   13          340       33     (19)    --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                     98          960       57     (64)    --        --
                                                          -------      -------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements (1)                               20        1,000       --      --     --        --
Interest rate futures (1)                                  19,073        2,333       --      --     --        --
Equity futures (1)                                         21,149        1,147       --      --     --        --
Interest rate swap agreements (1)                              81        6,232       63    (349)    --        --
Foreign currency forwards (1)                                  17        1,035       12     (91)    --        --
Credit default swaps (2)                                       14          220       --      --     --       (65)
Put options (1)                                               114        4,093      935      --     --        --
Call options (based on LNC stock) (1)                           1            9       --      --     --        --
Call options (based on S&P 500) (1)                           559        3,440      215      --     --        --
Variance swaps (1)                                             36           26       66     (22)    --        --
Currency futures (1)                                        3,664          505       --      --     --        --
Embedded derivatives:
   Deferred compensation plans (2)                              6           --       --      --     --      (314)
   Indexed annuity contracts (3)                          108,119           --       --      --     --      (419)
   GLB embedded derivative reserves (3)                   261,309           --       --      --    308      (984)
   Reinsurance related embedded derivatives (4)                --           --      139      --     --        --
   AFS securities embedded derivatives (1)                      2           --       19      --     --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            414,164       20,040    1,449    (462)   308    (1,782)
                                                          -------      -------   ------   -----   ----   -------
            Total derivative instruments                  414,262      $21,000   $1,506   $(526)  $308   $(1,782)
                                                          =======      =======   ======   =====   ====   =======

                                                                         AS OF DECEMBER 31, 2008
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                             OF       NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN    LOSS    GAIN     LOSS
                                                        -----------   --------    ----   -----    ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                           106      $  780     $ 70   $(121)   $ --   $    --
   Foreign currency swaps(1)                                   14         366       68      (3)     --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                    120       1,146      138    (124)     --        --
                                                          -------      ------     ----   -----    ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                                44       2,200       --      --      --        --
Credit default swaps(2)                                        11         149       --      --      --       (51)
Call options (based on LNC stock)(1)                            2          18       --      --      --        --
Call options (based on S&P 500)(1)                            553       2,951       31      --      --        --
Embedded derivatives:
   Deferred compensation plans(2)                               7          --       --      --      --      (223)
   Indexed annuity contracts(3)                            80,809          --       --      --      --      (252)
   GLB embedded derivative reserves(3)                    215,597          --       --      --     517    (3,421)
   Reinsurance related embedded derivatives(4)                 --          --      167      --      --        --
   AFS securities embedded derivatives(1)                       3          --       15      --      --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            297,026       5,318      213      --     517    (3,947)
                                                          -------      ------     ----   -----    ----   -------
            Total derivative instruments                  297,146      $6,464     $351   $(124)   $517   $(3,947)
                                                          =======      ======     ====   =====    ====   =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative financial instruments (in millions) was as follows:

                                                                REMAINING LIFE AS OF DECEMBER 31, 2009
                                                            -----------------------------------------------
                                                            LESS THAN   1 - 5    5 - 10   10 - 30
                                                             1 YEAR     YEARS     YEARS    YEARS     TOTAL
                                                            ---------   ------   ------   -------   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements                              $   24    $   94   $  236    $  266   $   620
   Foreign currency swaps                                         --        94      165        81       340
                                                              ------    ------   ------    ------   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                        24       188      401       347       960
                                                              ------    ------   ------    ------   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                                     850       150       --        --     1,000
Interest rate futures                                          2,333        --       --        --     2,333
Equity futures                                                 1,147        --       --        --     1,147
Interest rate swap agreements                                    395     1,735    1,538     2,564     6,232
Foreign currency forwards                                      1,035        --       --        --     1,035
Credit default swaps                                              20        40      160        --       220
Put options                                                       --     1,289    2,679       125     4,093
Call options (based on LNC stock)                                  9        --       --        --         9
Call options (based on S&P 500)                                2,616       824       --        --     3,440
Variance swaps                                                    --         3       23        --        26
Currency futures                                                 505        --       --        --       505
                                                              ------    ------   ------    ------   -------
      Total derivative instruments not designated and not
         qualifying as hedging instruments                     8,910     4,041    4,400     2,689    20,040
                                                              ------    ------   ------    ------   -------
Total derivative instruments with notional amounts            $8,934    $4,229   $4,801    $3,036   $21,000
                                                              ======    ======   ======    ======   =======

The change in our unrealized loss on derivative instruments in accumulated OCI (in millions) was as follows:

                                                                         FOR THE
                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                                          2009
                                                                      ------------
UNREALIZED LOSS ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                           $(15)
Other comprehensive income (loss):
   Unrealized holding losses arising during the period:
      Cash flow hedges:
         Interest rate swap agreements                                      33
         Foreign currency swaps                                            (52)
   Change in DAC, VOBA, DSI and other contract holder funds                 22
   Income tax benefit                                                        2
   Less:
      Reclassification adjustment for gains included in net income:
         Cash flow hedges:
            Interest rate swap agreements(1)                                 4
      Income tax expense                                                    (1)
                                                                          ----
               Balance as of end-of-year                                  $(13)
                                                                          ====

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income.

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS
   DESIGNATED AND QUALIFYING
   AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap
      agreements(1)                     $   3   $   4   $  5
   Foreign currency swaps(1)                2      (1)    (1)
                                        -----   -----   ----
         Total derivative instruments
            designated and qualifying
            as hedging instruments          5       3      4
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS NOT
   DESIGNATED AND NOT
   QUALIFYING AS HEDGING
   INSTRUMENTS
Interest rate futures(2)                  (60)     --     --
Equity futures(2)                         (55)     --     --
Interest rate swap agreements(2)         (150)     --     --
Foreign currency forwards(1)               23      --     --
Credit default swaps(1)                     2       1     --
Put options(2)                           (136)     --     --
Call options (based on LNC
   stock)(2)                               --      (8)    (3)
Call options (based on
   S&P 500)(2)                             84    (204)     6
Variance swaps(2)                         (39)     --     --
Currency futures(2)                       (18)     --     --
Embedded derivatives:
   Deferred compensation plans(3)         (10)     (1)   (15)
   Indexed annuity contracts(2)             6      37    (12)
   GLB embedded derivative
      reserves(2)                          24     (21)   (25)
   Reinsurance related embedded
      derivatives(2)                     (155)    226      7
                                        -----   -----   ----
         Total derivative instruments
            not designated and not
            qualifying as hedging
            instruments                  (484)     30    (42)
                                        -----   -----   ----
               Total derivative
                  instruments           $(479)  $  33   $(38)
                                        =====   =====   ====

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2)  Reported in realized loss on our Consolidated Statements of Income.

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                    2009   2008   2007
                                    ----   ----   ----
Ineffective portion recognized in
   realized loss                    $(1)    $ 1   $(1)
                                    ===     ===   ===
Gain recognized as a component of
   OCI with the offset to:
   Net investment income            $ 4     $ 2   $ 3
   Benefit recovery (expense)        --      --     1
                                    ---     ---   ---
                                    $ 4     $ 2   $ 4
                                    ===     ===   ===

As of December 31, 2009, none of the deferred net gains on derivative instruments in accumulated OCI are expected to be reclassified to earnings during 2010. A reclassification would be due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2009, 2008 and 2007, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge the interest rate risk to our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2037.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting treatment.

INTEREST RATE FUTURES AND EQUITY FUTURES

We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price. Cash settlements on the change in market value of financial futures contracts, along with the resulting gains or losses, are recorded on our Consolidated Statements of Income as specified in the table above.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products. The change in market value and periodic cash settlements are recorded as a component of realized loss on our Consolidated Statements of Income.

FOREIGN CURRENCY FORWARDS

We use foreign currency forward contracts to hedge the currency risk on certain investments associated with our variable annuity products. The foreign currency forward contracts obligate us to deliver a specified amount of currency at a future date and a specified exchange rate. The contract does not qualify for hedge accounting under the Derivatives and Hedging Topic of the FASB ASC. Therefore, all gains or losses on the foreign currency forward contracts are recorded as a component of realized loss on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting treatment.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (in millions) was as follows:

                              AS OF DECEMBER 31, 2009
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF       RATING OF       FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)     PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)         A2/A         $ --       $ 10
6/20/2010      (2)         (4)         A1/A           --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2016     (3)         (4)        A2/A(5)        (11)        24
12/20/2016     (3)         (4)        A2/A(5)         (8)        24
3/20/2017      (3)         (4)        A2/A(5)         (3)        23
3/20/2017      (3)         (4)        A2/A(5)         (9)        22
3/20/2017      (3)         (4)        A2/A(5)         (5)        18
3/20/2017      (3)         (4)        A2/A(5)        (13)        18
3/20/2017      (3)         (4)        A2/A(5)         (4)        17
3/20/2017      (3)         (4)        A2/A(5)        (12)        14
                                                    ----       ----
                                                    $(65)      $220
                                                    ====       ====

                              AS OF DECEMBER 31, 2008
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)    PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)        Aa3/A+        $ (1)      $ 10
6/20/2010      (2)         (4)         Aa2/A          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           (1)        10
3/20/2017      (3)         (4)        A2/A(5)        (14)        22
3/20/2017      (3)         (4)        A2/A(5)        (10)        14
3/20/2017      (3)         (4)        A2/A(5)         (8)        18
3/20/2017      (3)         (4)        A2/A(5)        (11)        18
3/20/2017      (3)         (4)        A2/A(5)         (6)        17
                                                    ----       ----
                                                    $(51)      $149
                                                    ====       ====

----------
(1) Broker quotes are used to determine the market value of credit default swaps.

(2) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(3) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(4) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(5) These credit default swaps were sold to a counterparty of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

Details underlying the associated collateral of our open credit default swaps for which we are the seller as of December 31, 2009, if credit risk related contingent features were triggered (in millions) were as follows:

                                           AS OF
                                       DECEMBER 31,
                                       ------------
                                       2009   2008
                                       ----   -----
Maximum potential payout               $220   $149
Less:
   Counterparty thresholds               30     30
                                       ----   ----
      Maximum collateral potentially
         required to post              $190   $119
                                       ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. In the event that these netting agreements were not in place, fair values of the associated investments, counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash would have required that we post approximately $55 million as of December 31, 2009.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount. The change in market value of the put options along with the resulting gains or losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment. The mark-to-market changes are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance of an underlying index and the fixed variance rate determined as of inception. The change in market value and resulting gains and losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate. These contracts do not qualify for hedge accounting treatment; therefore, all cash settlements along with the resulting gains or losses are recorded on our Consolidated Statements of Income as specified in the table above.

EMBEDDED DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income on our Consolidated Statements of Income as specified in the table above.

INDEXED ANNUITY CONTRACTS

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

GUARANTEED LIVING BENEFIT EMBEDDED DERIVATIVE RESERVES

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Consolidated Statements of Income as specified in the table above. As of December 31, 2009, we had $23.5 billion of account values that were attributable to variable annuities with a GWB feature and $9.3 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We re-balance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded on our Consolidated Statements of Income as specified in the table above. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(140) million and $15 million as of December 31, 2009 and 2008, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $279 million and $152 million as of December 31, 2009 and 2008, respectively.

AFS SECURITIES EMBEDDED DERIVATIVES

We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through our Consolidated Statements of Income as specified in the table above.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk.

The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2009, the exposure was $159 million.

The amounts recognized (in millions) by S&P credit rating of counterparty as of December 31, 2009, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                COLLATERAL     COLLATERAL
 S&P CREDIT     POSTED BY      POSTED BY
 RATING OF    COUNTERPARTY   LNC (HELD BY
COUNTERPARTY  (HELD BY LNC)  COUNTERPARTY)
------------  -------------  -------------
    AAA            $  3          $  --
     AA             140             --
    AA-             272             --
     A+             171            (13)
     A              328           (240)
                   ----          -----
                   $914          $(253)
                   ====          =====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) (in millions) was as follows:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                              ---------------------
                              2009     2008    2007
                              ----    -----    ----
Current                       $172    $(292)   $372
Deferred                        (9)     224     132
                              ----    -----    ----
   Total federal income tax
      expense (benefit)       $163    $ (68)   $504
                              ====    =====    ====

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                                --------------------
                                2009    2008    2007
                                ----    ----    ----
Tax rate of 35% times pre-tax
   income                       $ 88    $ 65    $610
Effect of:
Goodwill                         238      --      --
   Separate account dividend
      received deduction         (77)    (82)    (88)
Tax credits                      (47)    (25)    (22)
   Prior year tax return
      adjustment                 (60)    (34)    (14)
Other items                       21       8      18
                                ----    -----    ----

      Provision (benefit) for
         income taxes           $163    $(68)   $504
                                ====    ====    ====
Effective tax rate               N/M     N/M      29%
                                ====    ====    ====

The effective tax rate is a ratio of tax expense over pre-tax income. Because the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return adjustment.

The federal income tax asset (liability) (in millions), which is included in other liabilities as of December 31, 2009, and other assets as of December 31, 2008, on our Consolidated Balance Sheets, was as follows:


                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009    2008
                                      -----    ----
Current                               $(250)   $(66)
Deferred                               (523)    954
                                      -----    ----
   Total federal income tax asset
      (liability)                     $(773)   $888
                                      =====    ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                              AS OF DECEMBER 31,
                                              ------------------
                                                2009     2008
                                               ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                       $1,778   $1,616
Net unrealized loss on AFS securities              --    2,142
Other investments                                 317      362
Reinsurance deferred gain                         163      190
Modco embedded derivative                          49       --
Compensation and benefit plans                    145      153
Net capital loss                                  112       --
Ceding commission asset                             3        5
Other                                              81      102
                                               ------   ------
      Total deferred tax assets                 2,648    4,570
                                               ------   ------
DEFERRED TAX LIABILITIES
DAC                                             1,947    1,992
VOBA                                              734    1,317
Intangibles                                       192      140
Net unrealized gain on AFS securities              38       --
Net unrealized gain on trading securities          55       12
Modco embedded derivative                          --        5
Other                                             205      150
                                               ------   ------
      Total deferred tax liabilities            3,171    3,616
                                               ------   ------
         Net deferred tax asset (liability)    $ (523)  $  954
                                               ======   ======

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LNL had net capital loss carryforwards of $319 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of December 31, 2009 and 2008, $180 million and $142 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $45 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $264   $290
   Increases for prior year tax positions         26     16
   Decreases for prior year tax positions         (1)   (46)
   Increases for current year tax
      positions                                   11     20
   Decreases for current year tax
      positions                                   (7)    (6)
   Decreases for settlements with taxing
      authorities                                 --     (8)
   Decreases for lapse of statute of
      limitations                                 --     (2)
                                                ----   ----
         Balance as of end-of-year              $293   $264
                                                ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008 and 2007, we recognized interest and penalty expense related to uncertain tax positions of $11 million, $1 million and $19 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $75 million and $64 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $242 million, for a reversion to the mean FOR THE YEARS prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS
                                         ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 7,421    $5,765    $4,577
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (31)
   Dividend of FPP                        --        --      (246)
   Reinsurance assumed (ceded)            48      (230)       --
   Transfer of business to a third
      party                              (37)       --        --
   Deferrals                           1,614     1,811     2,002
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes              (15)     (368)       27
      Prospective unlocking --
         model refinements                --        44       (49)
      Retrospective unlocking             82      (120)       64
      Other amortization, net of
         interest                       (748)     (712)     (753)
   Adjustment related to realized
      gains                               91       137        78
   Adjustment related to
      unrealized gains (losses)       (1,146)    1,094        96
                                     -------    ------    ------
         Balance as of end-of-year   $ 7,310    $7,421    $5,765
                                     =======    ======    ======

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 3,763    $2,809    $3,032
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (35)
   Business acquired                      --        --        14
   Transfer of business to a third
      party                             (255)       --        --
   Deferrals                              30        40        46
   Amortization:
      Prospective unlocking --
         assumption changes              (20)       (7)       13
      Prospective unlocking --
         model refinements                --         6        (2)
      Retrospective unlocking            (44)      (38)       13
      Other amortization                (349)     (335)     (421)
   Accretion of interest(1)              102       116       125
   Adjustment related to realized
      gains                               43        98        --
   Adjustment related to
      unrealized gains (losses)       (1,184)    1,074        24
                                     -------    ------    ------
         Balance as of end-of-year   $ 2,086    $3,763    $2,809
                                     =======    ======    ======

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $  246
2011            207
2012            185
2013            167
2014            139
Thereafter    1,260
             ------
   Total     $2,204
             ======

Changes in DSI (in millions) were as follows:

                                        FOR THE YEARS
                                     ENDED DECEMBER 31,
                                     ------------------
                                     2009   2008   2007
                                     ----   ----   ----
Balance as of beginning-of-year      $310   $279   $194
   Cumulative effect of the
      adoption of new accounting
      standards                        --     --     (3)
   Deferrals                           76     96    116
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes            --    (37)     2
      Prospective unlocking --
         model refinements             --     --     (1)
      Retrospective unlocking          11     (6)     1
      Other amortization, net of
         interest                     (38)   (28)   (35)
   Adjustment related to realized
      gains                             3      6      5
   Adjustment related to
      unrealized losses                (1)    --     --
                                     ----   ----   ----
         Balance as of end-of-year   $361   $310   $279
                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                 FOR THE YEARS
                                              ENDED DECEMBER 31,
                                            ----------------------
                                             2009     2008    2007
                                            ------   -----   -----
Balance as of beginning-of-year             $  948   $ 768   $ 572
   Cumulative effect of the adoption of
      new accounting standards                  --      --      (2)
   Dividend of FPP                              --      --     (36)
   Reinsurance ceded                            --     (47)     --
   Transfer of business to a third party       (11)     --      --
   Deferrals                                   496     428     409
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes                    (22)    (37)      1
      Prospective unlocking -- model
         refinements                            --      25     (26)
      Retrospective unlocking                   (3)    (41)      9
      Other amortization, net of interest     (141)   (150)   (161)
   Adjustment related to realized gains          5       2       2
   Adjustment related to unrealized
      gains                                      1      --      --
                                            ------   -----   -----
         Balance as of end-of-year          $1,273   $ 948   $ 768
                                            ======   =====   =====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                       FOR THE YEARS
                                     ENDED DECEMBER 31,
                                ---------------------------
                                  2009      2008      2007
                                -------   -------   -------
Direct insurance premiums
   and fees                     $ 5,874   $ 5,863   $ 5,645
Reinsurance assumed                  10        18        12
Reinsurance ceded                (1,227)   (1,056)   (1,063)
                                -------   -------   -------
   Total insurance premiums
      and fees, net             $ 4,657   $ 4,825   $ 4,594
                                =======   =======   =======
Direct insurance benefits       $ 3,530   $ 4,254   $ 3,579
Reinsurance recoveries netted
   against benefits              (1,142)   (1,600)   (1,249)
                                -------   -------   -------
   Total benefits, net          $ 2,388   $ 2,654   $ 2,330
                                =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $995 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2009. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2009, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re was required to fund an additional trust of approximately $1.4 billion as of December 31, 2009, to support this business. Swiss Re funded the new trust during the fourth quarter of 2009. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2009, included $1.8 billion and $30 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2009, 2008 and 2007 we amortized $50 million, $50 million and $55 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2009, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, we are not permitted to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                           FOR THE YEAR ENDED DECEMBER 31, 2009
                          ---------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS       CAPITAL                  DISPOSITIONS    BALANCE
                          OF BEGINNING-   CONTRIBUTION                     AND       AS OF END-
                             OF-YEAR          VALUE      IMPAIRMENT       OTHER       OF-YEAR
                          -------------   ------------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,040          $ --         $(600)          $--         $  440
   Defined Contribution           20            --            --            --             20
Insurance Solutions:
   Life Insurance              2,186            --            --            --          2,186
   Group Protection              274            --            --            --            274
Other Operations                  --           174           (79)           (4)            91
                              ------          ----         -----           ---         ------
      Total goodwill          $3,520          $174         $(679)          $(4)        $3,011
                              ======          ====         =====           ===         ======

                                          FOR THE YEAR ENDED DECEMBER 31, 2008
                          --------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS    ACQUISITION                DISPOSITIONS    BALANCE
                          OF BEGINNING-    ACCOUNTING                     AND       AS OF END-
                             OF-YEAR      ADJUSTMENTS   IMPAIRMENT       OTHER       OF-YEAR
                          -------------   -----------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,046         $ (6)          $--           $--         $1,040
   Defined Contribution           20           --            --            --             20
Insurance Solutions:
   Life Insurance              2,199          (13)           --            --          2,186
   Group Protection              274           --            --            --            274
                              ------         ----           ---           ---         ------
      Total goodwill          $3,539         $(19)          $--           $--         $3,520
                              ======         ====           ===           ===         ======

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value for this reporting unit.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit.

The 2009 impairment recorded in Other Operations for our media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill (set forth above) and specifically identifiable intangible assets set forth below of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2009                      2008
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                                    $100          $15         $100          $11
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)(2)                 2           --            3           --
Other Operations:
   FCC licenses(1)(3)                              118           --           --           --
                                                  ----          ---         ----          ---
      Total                                       $220          $15         $103          $11
                                                  ====          ===         ====          ===

----------

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2009, was as follows:

2010         $ 4
2011           4
2012           4
2013           4
2014           4
Thereafter    65
   Total     $85

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $ 44,712   $ 33,907
Net amount at risk(1)                 1,888      6,337
Average attained age of contract
   holders                         57 YEARS   56 years
MINIMUM RETURN
Total account value                $    203   $    191
Net amount at risk(1)                    65        109
Average attained age of contract
   holders                         69 YEARS   68 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $ 21,431   $ 16,950
Net amount at risk(1)                 4,021      8,402
Average attained age of contract
   holders                         65 YEARS   65 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2009   2008   2007
                                          -----   ----   ----
Balance as of beginning-of-year           $ 277   $ 38    $23
   Cumulative effect of the adoption of
      new accounting standards               --     --     (4)
   Changes in reserves                      (33)   312     25
   Benefits paid                           (173)   (73)    (6)
                                          -----   ----    ---
      Balance as of end-of-year           $  71   $277    $38
                                          =====   ====    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009      2008
                                     -------   -------
ASSET TYPE
Domestic equity                      $32,489   $24,878
International equity                  12,379     9,204
Bonds                                  9,942     6,701
Money market                           6,373     5,802
                                     -------   -------
   Total                             $61,183   $46,585
                                     =======   =======
Percent of total variable annuity
   separate account values                97%       99%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2009, and approximately 64% of sales for these products in 2009.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                           -------   -------
Account values and other contract
   holder funds                            $61,821   $57,875
DFEL                                         1,273       948
Contract holder dividends payable              494       498
Premium deposit funds                          100       109
Undistributed earnings on participating
   business                                     56        11
                                           -------   -------
   Total other contract holder funds       $63,744   $59,441
                                           =======   =======

As of December 31, 2009 and 2008, participating policies comprised approximately 1.30% of the face amount of insurance in force, and dividend expenses were $89 million, $92 million and $85 million for the years ended December 31, 2009, 2008 and 2007, respectively.

13.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009     2008
                                      ------   ------
Short-term debt(1)                    $   21   $    4
                                      ======   ======
Long-term debt:
   Note due LNC, due 2010             $   --   $  155
   LIBOR + 0.03% note, due 2017          250      250
   LIBOR + 1.00% note, due 2037          375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024        50       50
      6.56% surplus note, due 2028       500      500
      6.03% surplus note, due 2028       750      750
                                      ------   ------
         Total surplus notes           1,300    1,300
                                      ------   ------
            Total long-term debt      $1,925   $2,080
                                      ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

There are no future principal payments due on long-term debt in the next five years.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of creditworthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2009, based on our actual common stock investment, we had borrowing capacity of up to approximately $411 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010 (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2009, we also borrowed $100 million at a rate of 0.8% that is due June 3, 2010 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14.  CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2009, 2008 and 2007, was $47 million, $49 million and $56 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2009, were as follows:

2010          $44
2011           40
2012           34
2013           28
2014           21
Thereafter    100
             ----
   Total     $267
             ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Following the original termination date of this agreement, LNC has contractual rights to extend this agreement for up to two additional years. LNC executed one of the optional extensions to extend the contract through February 2011. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS

LFM has future commitments of approximately $30 million through 2013, related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 28%, 37% and 46% of Retirement Solutions - Annuities' variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented approximately 61%, 62% and 66% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 33%, 44% and 55% of variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented 69%, 70% and 75% of the segment's total variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS

Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale does not occur within approximately one year after construction is completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property is sold. Our long-term expectation is that we will be obligated to fund a small portion of these commitments that remain outstanding. However, due to the current economic environment, we may experience increased funding obligations.

As of December 31, 2009 and 2008, we had standby real estate equity commitments totaling $220 million and $267 million, respectively. During 2009, we funded commitments of $46 million and the fair value of the associated real estate of $32 million is included on our Consolidated Balance Sheets, which resulted in the recognition of $14 million in realized losses. In addition, we recorded an estimated loss of $69 million in 2009 on projects due to our belief that our requirement to fund the projects in accordance with the standby equity commitment is probable. During the year ended December 31, 2009, we recorded $83 million to realized loss on our Consolidated Statements of Income.

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $14 million and $11 million as of December 31, 2009 and 2008, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of zero and $1 million as of December 31, 2009 and 2008, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expired in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

During 2009, LNC sold the capital stock of one of its subsidiaries, Lincoln National (UK) PLC ("Lincoln UK"). However, Lincoln Insurance Services Limited ("LIS"), a subsidiary of LNC, retained certain pension plan assets and liabilities associated with Lincoln UK's business. In connection with this transaction, the Company has guaranteed LIS's obligations to the pension plan. Pursuant to the terms of this guarantee, the Company would be required to pay LIS's obligations in the event that LIS does not pay any amount that is due in respect of its pension plan obligations. Further, the Company would also be required to accelerate payment of all liabilities owing to the pension plan in the event of a corporate payment event, as defined in the Guaranty, primarily related to creditworthiness of the Company. As of December 31, 2009, the Company's assessed risk of payment under the guarantee is remote. This assessment has been determined in consideration of the pension plan's assets supporting the obligations and the funding available through LIS and LNC.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the IRS issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends-received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends-received deduction on our effective tax rate.

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in ac- UNREALIZED GAIN
(LOSS) ON cumulated OCI (in millions):

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        --------------------------
                                         2009        2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   AFS SECURITIES
Balance as of beginning-of-year         $(2,562)   $    76   $ 421
   Cumulative effect of the adoption
      of new accounting standards           (79)        --      --
   Unrealized holding gains (losses)
      arising during the year             6,021     (7,316)   (871)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (2,305)     2,522     177
   Income tax benefit (expense)          (1,324)     1,703     243
   Change in foreign currency
      exchange rate adjustment               26        (66)     18
   Less:
      Reclassification adjustment for
         losses included in net
         income                            (556)    (1,042)   (164)
      Associated amortization of
         DAC, VOBA, DSI and DFEL            158        244      29
      Income tax benefit                    139        279      47
                                        -------    -------   -----
            Balance as of end-of-year   $    36    $(2,562)  $  76
                                        =======    =======   =====

UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year         $    --    $    --   $  --
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards           (18)        --      --
   Portion of OTTI recognized in OCI
      during the year                      (339)        --      --
   Change in DAC, VOBA, DSI and
      DFEL                                   77         --      --
   Income tax benefit                        92         --      --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities         151         --      --
   Change in DAC, VOBA, DSI and
      DFEL                                  (28)        --      --
   Income tax expense                       (43)        --      --
                                        -------    -------   -----
            Balance as of end-of-year   $  (108)   $    --   $  --
                                        =======    =======   =====

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------
                                          2009       2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year         $   (15)   $   (19)  $  (9)
   Unrealized holding gains (losses)
      arising during the year               (27)       (42)     14
   Change in DAC, VOBA, DSI and
      DFEL                                   22        (36)     (6)
   Income tax benefit                        15         27      11
   Change in foreign currency
      exchange rate adjustment              (31)         1     (30)
   Less:
      Reclassification adjustment for
         losses included in net
         income                             (35)       (83)     (2)
      Associated amortization of
         DAC, VOBA, DSI and DFEL             --         --       1
      Income tax benefit                     12         29      --
                                        -------    -------   -----
            Balance as of end-of-year   $   (13)   $   (15)  $ (19)
                                        =======    =======   =====

FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance as of beginning-of-year         $   (32)   $    (4)  $   4
   Adjustment arising during the
      year                                   23        (45)    (13)
   Income tax benefit (expense)              (8)        17       5
                                        -------    -------   -----
            Balance as of end-of-year   $   (17)   $   (32)  $  (4)
                                        =======    =======   =====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                         ---------------------
                                          2009    2008    2007
                                         -----   -----   -----
Total realized loss on investments
   and certain derivative instruments,
   excluding trading securities(1)       $(533)  $(850)  $(114)
Gain on certain reinsurance
   derivative/trading securities(2)        (42)      5       2
Indexed annuity net derivative
   results(3):
   Gross gain (loss)                         8      13     (17)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (5)     22       9
Guaranteed living benefits(4):
   Gross gain (loss)                       (10)      2     (36)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (8)    (16)     29
Gain on sale of subsidiaries/
   businesses                                1      --      --
                                         -----   -----   -----
         Total realized loss             $(589)  $(824)  $(127)
                                         =====   =====   =====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                             -------------------------
                              2009     2008      2007
                             ------   ------   -------
Commissions                  $1,693   $1,851   $ 2,051
General and administrative
   expenses                   1,264    1,285     1,246
DAC and VOBA deferrals
   and interest, net of
   amortization                (652)    (437)   (1,065)
Other intangibles
   amortization                   4        4         4
Media expenses                   40       --        --
Taxes, licenses and fees        182      199       192
Merger-related expenses          16       50        92
Restructuring charges for
   expense initiatives           32        8        --
                             ------   ------   -------
      Total                  $2,579   $2,960   $ 2,520
                             ======   ======   =======

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $40 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                        AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                           2009    2008          2009    2008
                                                          -----   -----         -----   -----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $ 101   $ 140         $   4   $   4
Actual return on plan assets                                 25     (31)           --      --
Company and participant contributions                        --      --             3       3
Benefits paid                                                (7)     (8)           (3)     (3)
                                                          -----   -----         -----   -----
   Fair value as of end-of-year                             119     101             4       4
                                                          -----   -----         -----   -----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                             115     116            20      20
Interest cost                                                 7       7             1       1
Plan participants' contributions                             --      --             1       1
Actuarial (gains) losses                                     (3)     --             1       1
Benefits paid                                                (7)     (8)           (3)     (3)
   Balance as of end-of-year                                112     115            20      20
                                                          -----   -----         -----   -----
      Funded status of the plans                          $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $  12   $   5         $  --   $  --
Other liabilities                                            (5)    (19)          (16)    (16)
                                                          -----   -----         -----   -----
   Net amount recognized                                  $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $  19   $  35         $  (1)  $  (3)
Prior service credit                                         --      --            (1)     --
                                                          -----   -----         -----   -----
   Net amount recognized                                  $  19   $  35         $  (2)  $  (3)
                                                          =====   =====         =====   =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                   4.00%    N/A           N/A     N/A
All other plans                                             N/A     N/A          4.00%   4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2009, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2010, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plan's target plan allocation. We reevaluate this assumption each plan year. For 2010, our expected return on plan assets is 8.00% for the plans. The expected return on plan assets by asset class for the pension plans is as follows:

U.S. PLANS
Fixed maturity securities       4.75%
Common stock:
   Domestic large cap equity   11.23%
   International equity        11.43%
Cash and invested assets        0.00%

The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2009   2008   2007
                                                     ----   ----   ----
Health care cost trend rate                           N/A    N/A     12%
Pre-65 health care cost trend rate                     10%    10%   N/A
Post-65 health care cost trend rate                    13%    12%   N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2020   2019   2018

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2009 and 2008. We expect the health care cost trend rate for 2010 to be 9.5% for pre-65 and 9.5% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                     2009   2008
                                     ----   ----
U.S. PLAN
Accumulated benefit obligation        $90    $91
Projected benefit obligation           90     91
Fair value of plan assets              85     72

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2009   2008   2007         2009   2008   2007
                                             ----   ----   ----         ----   ----   ----
U.S. PLAN
Interest cost                                 $ 7   $  7   $  7          $ 1    $ 1    $ 1
Expected return on plan assets                 (7)   (11)   (11)          --     --     --
Recognized net actuarial loss (gain)            5      1     --           (1)    (1)    (1)
                                              ---   ----   ----          ---    ---    ---
   Net periodic benefit expense (recovery)    $ 5   $ (3)  $ (4)         $--    $--    $--
                                              ===   ====   ====          ===    ===    ===

We expect our 2010 U.S pension plans' expense to be approximately less than $1 million.

For 2010, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be approximately $2 million loss for our pension benefit plan and less than $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset target allocations by asset category for the years ended December 31, 2009 and 2008, based on estimated fair values were as follows:

                                 TARGET
                               ALLOCATION
                               ----------
U.S. PLAN
Fixed maturity securities          50%
Common stock:
   Domestic large cap equity       35%
   International equity            15%
Cash and invested assets            0%

The primary investment objective for the assets related to our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Hierarchy" in Note 1 for discussion of how we categorize our pension plan assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plan assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                             AS OF DECEMBER 31, 2009
                                 ------------------------------------------------
                                   QUOTED
                                   PRICES
                                  IN ACTIVE
                                 MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE   TOTAL
                                   ASSETS        INPUTS         INPUTS      FAIR
                                  (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                 -----------   -----------   ------------   -----
U.S. PENSION PLANS ASSET CLASS
Fixed maturity securities:
   Corporate bonds                  $ --           $ 47           $--        $ 47
   U.S. Government bonds              --              4            --           4
   Foreign government bonds           --              2            --           2
   MBS:
      CMOs                            --              1            --           1
      MPTS                                           --                        --
      CMBS                            --              2            --           2
   ABS                                --             --            --          --
   State and municipal bonds          --              1            --           1
Common stock                          18             42            --          60
Cash and invested assets              --              2            --           2
                                     ---           ----           ---        ----
         Total                       $18           $101           $--        $119
                                     ===           ====           ===        ====

The following summarizes changes to our U.S. pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                          FOR THE YEAR ENDED DECEMBER 31, 2009
                             --------------------------------------------------------------
                                         RETURN ON ASSETS                 TRANSFERS
                                        ------------------   PURCHASES,     IN OR
                             BEGINNING              SOLD     SALES AND      OUT OF   ENDING
                                FAIR    HELD AT    DURING   SETTLEMENTS,   LEVEL 3,   FAIR
                               VALUE    YEAR END  THE YEAR      NET          NET     VALUE
                             ---------  --------  --------  ------------  ---------  ------
Fixed maturity securities:
   Corporate bonds              $1         $--      $--         $--          $(1)      $--

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLAN ASSETS

The fair value measurements of our plan assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2009 or 2008. No contributions are required nor expected to be made in 2010.

We expect the following benefit payments (in millions):

                       PENSION              U.S. OTHER
                        PLANS           POSTRETIREMENT PLANS
                       -------   ----------------------------------
                        U.S.                                NOT
                       DEFINED   REFLECTING              REFLECTING
                       BENEFIT    MEDICARE    MEDICARE    MEDICARE
                       PENSION     PART D      PART D      PART D
                        PLANS     SUBSIDY     SUBSIDY     SUBSIDY
                       -------   ----------   --------   ----------
2010                      $8         $2         $--          $2
2011                       8          2          --           2
2012                       9          2          --           2
2013                       9          2          --           2
2014                       9          4          (1)          5
Following five years
   thereafter             44          5          (1)          6

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LNL, which includes money purchase plans ("MPP"). LNL make contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for our 401(k) plans and MPP were as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Employee 401(k) plan      $58    $54    $31
Agent 401(k) plan           2      3      5
Agent MPP plan              1      1      1
                          ---    ---    ---
Total expenses for the
   401(k) plans and MPP   $61    $58    $37
                          ===    ===    ===

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents.

The terms of the plans provide that participants who select our stock as the measure for their investment return will receive shares of our stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans see Note 6.

Information (in millions) with respect to these plans was as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Total liabilities                         $314   $223
Investment held to fund liabilities        118    100

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                     -------------------
                                     2009   2008   2007
                                     ----   ----   ----
Employer matching contributions       $ 4    $5     $ 1
Increase (decrease) in measurement
   of liabilites, net of LNC total
   return swap                          6     1      10
                                      ---    --     ---
      Total plan expenses             $10    $6     $11
                                      ===    ==     ===

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. The plan's participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for these plans were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Employer matching contributions           $ 2    $ 2    $ 3
Increase in measurement of liabilites,
   net of total return swap                 4     --      5
                                          ---    ---    ---
      Total expenses for agents           $ 6    $ 2    $ 8
                                          ===    ===    ===

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS

Eligible former agents of Jefferson-Pilot may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is re-balanced to match the funds that have been elected under the agent compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains and decrease with investment losses and payouts of death benefits. Expenses (income) for this plan were $1 million, ($2) million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

20.  STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Stock options             $ 6    $ 8    $10
Shares                     (1)     2      3
SARs                        1      4      5
Restricted stock            6      5      6
                          ---    ---    ---
   Total                  $12    $19    $24
                          ===    ===    ===
Recognized tax benefit    $ 4    $ 7    $ 8

21.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                        2009     2008
                       ------   ------
Capital and surplus    $6,300   $4,700

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
Net gain from operations, after-tax   $867   $ 510   $688
Net income (loss)                      (35)   (261)   971
Dividends to LNC Parent Company        405     400    770

The decrease in statutory net loss for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in our life insurance subsidiaries.

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC
SAP. Specifically, these are as follows:

- Accounting and reporting as an admitted asset and a form of surplus as of December 31, 2009, equaling to the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves;

- The use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008;

- The use of less conservative mortality tables on certain life insurance products as of December 31, 2008; and

- A less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                               2009   2008
                                               ----   ----
Calculation of reserves using the Indiana
    universal life method                      $328   $289
Calculation of reserves using
    continuous CARVM                             (6)   (10)
Conservative valuation rate on certain
    variable annuities                          (11)   (12)
Less conservative mortality tables on
    certain life insurance products              --     16
Less conservative standard in determining
    the amount of deferred tax assets            --    298
Lesser of LOC and XXX additional reserve
    reported as surplus                         412     --

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend.

Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. The NAIC allows our U.S. insurance subsidiaries to include certain deferred tax assets in our statutory capital and surplus, but we are not able to consider the benefit from this when calculating available dividends. We expect we could pay dividends of approximately $685 million in 2010 without prior approval from the respective insurance commissioners.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                 2009                 2008
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING    FAIR
                                                          VALUE       VALUE      VALUE     VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity                                        $ 58,889   $ 58,889   $ 46,489   $ 46,489
   Equity                                                     155        155        139        139
Trading securities                                          2,366      2,366      2,189      2,189
Mortgage loans on real estate                               6,835      6,967      7,396      7,116
Derivative investments                                        841        841         60         60
Other investments                                             975        975        948        948
Cash and invested cash                                      2,553      2,553      2,116      2,116
Reinsurance related embedded derivatives                      139        139        167        167
Separate account assets                                    73,500     73,500     55,655     55,655
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                                 (419)      (419)      (252)      (252)
   GLB embedded derivative reserves                          (676)      (676)    (2,904)    (2,904)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (940)      (940)      (782)      (782)
   Account value of certain investment contracts          (24,039)   (24,244)   (21,893)   (22,338)
Short-term debt                                               (21)       (21)        (4)        (4)
Long-term debt                                             (1,925)    (1,714)    (2,080)    (1,503)
OFF-BALANCE-SHEET
Guarantees                                                     --         --         --         (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Consolidated Balance Sheets approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Consolidated Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2009
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE     TOTAL
                                                     ASSETS        INPUTS         INPUTS        FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 55       $ 41,904       $ 2,135      $ 44,094
      U.S. Government bonds                             112             33             3           148
      Foreign government bonds                           --            397            92           489
      MBS:
         CMOs                                            --          5,593            34         5,627
         MPTS                                            --          2,808           101         2,909
         CMBS                                            --          1,796           252         2,048
      ABS:
         CDOs                                            --              4           153           157
         CLNs                                            --             --           322           322
      State and municipal bonds                          --          1,943            --         1,943
      Hybrid and redeemable preferred securities         15          1,005           132         1,152
   Equity AFS securities:
      Banking securities                                 23              1            --            24
      Insurance securities                                3             --            43            46
      Other financial services securities                --              6            22            28
      Other securities                                   34             --            23            57
   Trading securities                                     2          2,274            90         2,366
   Derivative investments                                --           (397)        1,238           841
Cash and invested cash                                   --          2,553            --         2,553
Reinsurance related embedded derivatives                 --            139            --           139
Separate account assets                                  --         73,500            --        73,500
                                                       ----       --------       -------      --------
         Total assets                                  $244       $133,559       $ 4,640      $138,443
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (419)     $   (419)
   GLB embedded derivative reserves                      --             --          (676)         (676)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(1,095)     $ (1,095)
                                                       ====       ========       =======      ========

                                                                 AS OF DECEMBER 31, 2008
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE    TOTAL
                                                     ASSETS         INPUTS         INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 54       $ 32,419       $ 2,402      $ 34,875
      U.S. Government bonds                             158             33             3           194
      Foreign government bonds                           --            434            60           494
      MBS:
         CMOs                                            --          5,887           160         6,047
         MPTS                                            --          1,751            18         1,769
         CMBS                                            --          1,609           238         1,847
      ABS:
         CDOs                                            --              9           150           159
         CLNs                                            --             --            50            50
      State and municipal bonds                          --             --           118           118
      Hybrid and redeemable preferred securities          8            835            93           936
   Equity AFS securities:
      Banking securities                                 14             --            --            14
      Insurance securities                                2             --            50            52
      Other financial services securities                --              5            20            25
      Other securities                                   25             --            23            48
   Trading securities                                     2          2,110            77         2,189
   Derivative investments                                --            (18)           78            60
Cash and invested cash                                   --          2,116            --         2,116
Reinsurance related embedded derivatives                 --            167            --           167
Separate account assets                                  --         55,655            --        55,655
                                                       ----       --------       -------      --------
         Total assets                                  $263       $103,012       $ 3,540      $106,815
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (252)     $   (252)
   GLB embedded derivative reserves                      --             --        (2,904)       (2,904)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(3,156)     $ (3,156)
                                                       ====       ========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   -------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF    ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $ 2,402     $  (46)     $316        $ (161)     $(376)      $2,135
      U.S. Government bonds                               3         --        --            --         --            3
      Foreign government bonds                           60          1         2            10         19           92
      MBS:
         CMOs                                           160         (7)       34           (13)      (140)          34
         MPTS                                            18         --         1            97        (15)         101
         CMBS                                           238          1        57           (44)        --          252
      ABS:
         CDOs                                           150        (35)       61           (21)        (2)         153
         CLNs                                            50         --       272            --         --          322
      State and municipal bonds                         118         --        (1)          (17)      (100)          --
      Hybrid and redeemable preferred securities         93        (21)       48             3          9          132
   Equity AFS securities:
      Insurance securities                               50         (7)       20           (20)        --           43
      Other financial services securities                20         (2)        7            (3)        --           22
      Other securities                                   23          2        (1)           (1)        --           23
   Trading securities                                    77         35        --            (7)       (15)          90
   Derivative investments                                78        (87)       (7)        1,254         --        1,238
Future contract benefits:
   Indexed annuity contracts                           (252)         6        --          (173)        --         (419)
   GLB embedded derivative reserves                  (2,904)     2,411        --          (183)        --         (676)
                                                    -------     ------      ----        ------      -----       ------
         Total, net                                 $   384     $2,251      $809        $  721      $(620)      $3,545
                                                    =======     ======      ====        ======      =====       ======

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $2,479     $  (150)   $  (440)      $ (10)        $ 523     $ 2,402
      U.S. Government bonds                              3          --         --          --            --           3
      Foreign government bonds                          79          --        (12)         (7)           --          60
      MBS:
         CMOs                                          275         (21)       (53)        (12)          (29)        160
         MPTS                                           52          --        (11)          1           (24)         18
         CMBS                                          362          --       (193)         27            42         238
      ABS:
         CDOs                                          184           1        (85)         50            --         150
         CLNs                                          660          --       (360)         --          (250)         50
      State and municipal bonds                        138          --         (2)        (32)           14         118
      Hybrid and redeemable preferred securities        93          --        (43)         35             8          93
   Equity AFS securities:
      Banking securities                                --          (1)        --           1            --          --
      Insurance securities                               2          (1)       (18)         67            --          50
      Other financial services securities               35         (23)        (2)         10            --          20
      Other securities                                  17          (5)         3           8            --          23
   Trading securities                                  107         (28)        --         (13)           11          77
   Derivative investments                              195        (237)        29          91            --          78
Future contract benefits:
   Indexed annuity contracts                          (389)         37         --         100            --        (252)
   GLB embedded derivative reserves                   (279)     (2,476)        --        (149)           --      (2,904)
                                                    ------     -------    -------       -----         -----     -------
         Total, net                                 $4,013     $(2,904)   $(1,187)      $ 167         $ 295     $   384
                                                    ======     =======    =======       =====         =====     =======

----------
(1) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                            FOR THE YEAR ENDED DECEMBER 31, 2009
                                                  --------------------------------------------------------
                                                                             GAINS
                                                                           (LOSSES)
                                                                          FROM SALES,  UNREALIZED
                                                  (AMORTIZATION)          MATURITIES,    HOLDING
                                                    ACCRETION,           SETTLEMENTS,     GAINS
                                                        NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                                  --------------  -----  ------------  -----------  ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $(1)       $ (40)     $(5)        $   --     $  (46)
      Foreign government bonds                          --           --        1             --          1
      MBS:
         CMOs                                           --           (6)      (1)            --         (7)
         CMBS                                            1           --       --             --          1
      ABS:
         CDOs                                           --          (37)       2             --        (35)
      Hybrid and redeemable preferred securities        --          (21)      --             --        (21)
   Equity AFS securities:
      Insurance securities                              --           (8)       1             --         (7)
      Other financial services securities               --           (2)      --             --         (2)
      Other securities                                  --           --        2             --          2
   Trading securities(2)                                 2           --       --             33         35
   Derivative investments(3)                            --           --       (1)           (86)       (87)
Future contract benefits:
   Indexed annuity contracts                            --           --       23            (17)         6
   GLB embedded derivative reserves                     --           --       45          2,366      2,411
                                                       ---        -----      ---         ------     ------
         Total, net                                    $ 2        $(114)     $67         $2,296     $2,251
                                                       ===        =====      ===         ======     ======

                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                           ---------------------------------------------------------
                                                                      GAINS
                                                                    (LOSSES)
                                                                   FROM SALES,  UNREALIZED
                                           (AMORTIZATION)          MATURITIES,    HOLDING
                                             ACCRETION,           SETTLEMENTS,     GAINS
                                                 NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                           --------------  -----  ------------  -----------  -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                            $ 1       $(143)    $  (8)       $    --    $  (150)
      MBS:
         CMOs                                      1         (23)        1             --        (21)
         CMBS                                     --          (1)        1             --         --
      ABS:
         CDOs                                     --          (1)        2             --          1
   Equity AFS securities:
      Banking securities                          --          (1)       --             --         (1)
      Insurance securities                        --          (1)       --             --         (1)
      Other financial services securities         --         (23)       --             --        (23)
      Other securities                            --          (6)        1             --         (5)
   Trading securities(2)                           2          (7)       --            (23)       (28)
   Derivative investments(3)                      --          --      (108)          (129)      (237)
Future contract benefits:
   Indexed annuity contracts                      --          --        14             23         37
   GLB embedded derivative reserves               --          --         8         (2,484)    (2,476)
                                                 ---       -----     -----        -------    -------
         Total, net                              $ 4       $(206)    $ (89)       $(2,613)   $(2,904)
                                                 ===       =====     =====        =======    =======

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

(2) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(3) All amounts are included in realized loss on our Consolidated Statements of Income.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution

Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off. Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income
(loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of our related trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                               --------------------------
                                2009      2008      2007
                               ------    ------    ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                $2,085    $2,191    $2,276
      Defined Contribution        911       913       968
                               ------    ------    ------
         Total Retirement
            Solutions           2,996     3,104     3,244
                               ------    ------    ------
   Insurance Solutions:
      Life Insurance            3,926     4,003     3,963
      Group Protection          1,713     1,640     1,500
                               ------    ------    ------
         Total Insurance
            Solutions           5,639     5,643     5,463
                               ------    ------    ------
   Other Operations               451       435       473
Excluded realized
   loss, pre-tax                 (643)     (863)     (135)
Amortization of deferred
   gain from reserve changes
   on business sold through
   reinsurance, pre-tax             3         3         9
Amortization of DFEL
   associated with benefit
   ratio unlocking, pre-tax        --         1        --
                               ------    ------    ------
      Total revenues           $8,446    $8,323    $9,054
                               ======    ======    ======

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2009     2008     2007
                                 -----    -----    ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                  $ 355    $ 154    $  418
      Defined Contribution         124      117       171
                                 -----    -----    ------
         Total Retirement
            Solutions              479      271       589
                                 -----    -----    ------
   Insurance Solutions:
      Life Insurance               617      489       667
      Group Protection             124      104       114
                                 -----    -----    ------
         Total Insurance
            Solutions              741      593       781
                                 -----    -----    ------
   Other Operations                 (7)     (47)      (34)
Excluded realized
   loss, after-tax                (418)    (561)      (88)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax                         2        2        (7)
Impairment of intangibles,
   after-tax                      (709)      --        --
Benefit ratio unlocking,
   after-tax                        --       (4)       (2)
                                 -----    -----    ------
   Net income                    $  88    $ 254    $1,239
                                 =====    =====    ======

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                ------------------------
                                 2009     2008     2007
                                ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                    $1,020   $  958   $1,022
   Defined Contribution            732      695      708
                                ------   ------   ------
      Total Retirement
         Solutions               1,752    1,653    1,730
                                ------   ------   ------
Insurance Solutions:
   Life Insurance                1,827    1,867    1,975
   Group Protection                127      117      115
                                ------   ------   ------
      Total Insurance
         Solutions               1,954    1,984    2,090
                                ------   ------   ------
Other Operations                   300      338      361
                                ------   ------   ------
         Total net investment
            income              $4,006   $3,975   $4,181
                                ======   ======   ======

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 --------------------
                                 2009    2008    2007
                                 ----   ------   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                     $356   $  729   $373
   Defined Contribution            71      130     93
                                 ----   ------   ----
      Total Retirement
         Solutions                427      859    466
                                 ----   ------   ----
Insurance Solutions:
   Life Insurance                 519      519    486
   Group Protection                46       36     31
                                 ----   ------   ----
      Total Insurance
         Solutions                565      555    517
                                 ----   ------   ----
         Total amortization of
            DAC and VOBA,
            net of interest      $992   $1,414   $983
                                 ====   ======   ====

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   -----    -----    ----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                       $  42    $ (76)   $123
   Defined Contribution               45       26      66
                                   -----    -----    ----
      Total Retirement
         Solutions                    87      (50)    189
                                   -----    -----    ----
Insurance Solutions:
   Life Insurance                    271      240     338
   Group Protection                   67       56      61
                                   -----    -----    ----
      Total Insurance
         Solutions                   338      296     399
                                   -----    -----    ----
Other Operations                     (21)     (11)    (33)
Excluded realized loss              (225)    (302)    (47)
Amortization of deferred gain
   (loss) on reinsurance related
   to reserve changes                  1        1      (3)
                                   -----    -----    ----
Impairment of intangibles            (16)      --      --
Benefit ratio unlocking               (1)      (2)     (1)
                                   -----    -----    ----
         Total federal income
            tax expense
            (benefit)              $ 163    $ (68)   $504
                                   =====    =====    ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 80,700   $ 65,206
   Defined Contribution              26,689     22,930
                                   --------   --------
      Total Retirement Solutions    107,389     88,136
                                   --------   --------
Insurance Solutions:
   Life Insurance                    50,825     46,588
   Group Protection                   2,845      2,482
                                   --------   --------
      Total Insurance Solutions      53,670     49,070
                                   --------   --------
Other Operations                     13,148     11,733
                                   --------   --------
         Total                     $174,207   $148,939
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      ---------------------
                                       2009    2008    2007
                                      -----    ----    ----
Interest paid                         $  96    $ 81    $104
Income taxes paid (received)            (15)    (23)    194
Significant non-cash investing
   and financing transactions:
   Funds withheld agreement
      with LNBAR:
      Carrying value of assets        $ 790    $ --    $ --
      Carrying value of
         liabilities                   (790)     --      --
                                      -----    ----    ----
         Total acquired from
            LNBAR                     $  --    $ --    $ --
                                      =====    ====    ====
   Capital contribution of LFM:
      Carrying value of assets
         (includes cash and
         invested cash)               $ 364    $ --    $ --
      Carrying value of liabilities     (84)     --      --
                                      -----    ----    ----
         Total capital contribution
            of LFM                    $ 280    $ --    $ --
                                      =====    ====    ====
   Reinsurance assumed from FPP:
      Carrying value of assets        $  63    $ --    $ --
      Carrying value of
         liabilities                    (63)     --      --
                                      -----    ----    ----
         Total reinsurance assumed
            from FPP                  $  --    $ --    $ --
                                      =====    ====    ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    ----------------------
                                    2009    2008     2007
                                    ----   -----   -------
Sale of subsidiaries/business
   Proceeds from sale of
      subsidiaries/business         $ 6    $  --   $    --
   Assets disposed (includes
      cash and invested
      cash)                          (5)      --        --
                                    ----   -----   -------
      Gain on sale of subsidiary/
         business                   $ 1    $  --   $    --
                                    ====   =====   =======
Reinsurance ceded to LNBAR:
   Carrying value of assets         $--    $ 360   $    --
   Carrying value of
      liabilities                    --     (360)       --
                                    ----   -----   -------
      Total reinsurance
         ceded to LNBAR             $--    $  --   $    --
                                    ====   =====   =======
Dividend of FPP:
   Carrying value of assets
      (includes cash and
      invested cash)                $--    $  --   $ 2,772
   Carrying value of
      liabilities                    --       --    (2,280)
                                    ----   -----   -------
      Total dividend of FPP         $--    $  --   $   492
                                    ====   =====   =======
Business combinations:
   Fair value of assets acquired
      (includes cash and
      invested cash)                $--    $  --   $    41
   Fair value of liabilities
      assumed                        --       --       (50)
                                    ----   -----   -------
      Total purchase price          $--    $  --   $    (9)
                                    ====   =====   =======

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009       2008
                                      ------    -------
Assets with affiliates:
   Corporate bonds(1)                 $  100    $  115
   Reinsurance on ceded
      reinsurance contracts(2)           279       152
   Cash management agreement
      investment(3)                      142       478
   Service agreement receivable(3)       (51)      (13)
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(4)                     2,414     4,688
   Inter-company short-term debt(5)       21         4
   Inter-company long-term debt(6)     1,675     1,841

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 -----------------------
                                  2009     2008     2007
                                 -----    -----    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(7)   $(235)   $(222)   $(308)
   Net investment income on
      cash management
      agreement(8)                   1       11       28
   Fees for management of
      general account(8)           (68)     (65)     (62)
Benefits and expenses with
   affiliates:
   Reinsurance (recoveries)
      benefits on ceded
      reinsurance contracts(9)    (220)    (655)    (337)
   Service agreement
      payments(10)                  21       (2)      10
   Transfer pricing
      arrangement(10)              (32)     (32)     (38)
   Interest expense on
      inter-company debt(11)        90       83       82

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("Delaware") related to the wholesaling of Delaware's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware is responsible for the management of our general account investments. On January 4, 2010, we closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks

(including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $2.4 billion and $1.7 billion as of December 31, 2009 and 2008, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                             CONTRACT                     CONTRACT       GUARANTEE
                                                            PURCHASES                   REDEMPTIONS       CHARGES
                                                             DUE FROM                      DUE TO       PAYABLE TO
                                                           THE LINCOLN                  THE LINCOLN     THE LINCOLN
                                                          NATIONAL LIFE                NATIONAL LIFE   NATIONAL LIFE
                                                            INSURANCE                    INSURANCE       INSURANCE
SUBACCOUNT                                   INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY         COMPANY      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                        $     58,784     $     --    $     58,784     $    --         $     2     $     58,782
AIM V.I. International Growth                    145,158           --         145,158          --               5          145,153
ABVPSF Global Thematic Growth Class B         36,156,828       39,763      36,196,591          --           1,001       36,195,590
ABVPSF Growth and Income Class B              30,382,752           --      30,382,752      22,625             844       30,359,283
ABVPSF International Value Class B               201,222           --         201,222          --               6          201,216
ABVPSF Small/Mid Cap Value Class A               800,508           21         800,529          --              26          800,503
American Century VP Inflation Protection       7,261,990       37,401       7,299,391          --             201        7,299,190
American Century VP Inflation Protection
   Class 2                                     7,008,999       17,889       7,026,888          --             225        7,026,663
American Century VP International                 27,218           --          27,218          --              --           27,218
American Funds Global Growth Class 2          94,791,205       38,622      94,829,827          --           2,636       94,827,191
American Funds Growth Class 2                600,049,918       86,068     600,135,986          --          16,736      600,119,250
American Funds Growth-Income Class 2         199,031,209      136,995     199,168,204          --           5,640      199,162,564
American Funds International Class 2         310,418,076       51,017     310,469,093          --           8,598      310,460,495
BlackRock Global Allocation V.I.               6,076,035       22,059       6,098,094          --             168        6,097,926
BlackRock Global Allocation V.I. Class III       886,285        1,441         887,726          --              25          887,701
Delaware VIP Diversified Income              172,618,904      145,960     172,764,864          --           4,779      172,760,085
Delaware VIP Diversified Income Service
   Class                                      38,586,639        4,718      38,591,357          --           1,147       38,590,210
Delaware VIP Emerging Markets Service
   Class                                       3,083,593           27       3,083,620          --              93        3,083,527
Delaware VIP High Yield                       34,943,781       63,262      35,007,043          --             963       35,006,080
Delaware VIP High Yield Service Class          4,803,369        3,100       4,806,469          --             132        4,806,337
Delaware VIP Limited-Term Diversified
   Income Service Class                        1,646,448          584       1,647,032          --              52        1,646,980
Delaware VIP REIT                             96,394,945       10,986      96,405,931          --           2,715       96,403,216
Delaware VIP REIT Service Class                9,793,376        7,301       9,800,677          --             274        9,800,403
Delaware VIP Small Cap Value Service Class   190,374,319       28,544     190,402,863          --           5,318      190,397,545
Delaware VIP Trend                           178,581,278       17,785     178,599,063          --           4,961      178,594,102
Delaware VIP Trend Service Class               5,483,936        1,955       5,485,891          --             152        5,485,739
Delaware VIP U.S. Growth Service Class            72,568           --          72,568          --               2           72,566
Delaware VIP Value                           110,234,696           --     110,234,696      20,536           2,943      110,211,217
Delaware VIP Value Service Class               8,702,153        7,950       8,710,103          --             242        8,709,861
DWS VIP Alternative Asset Allocation Plus
   Class A                                       584,790       18,679         603,469          --              16          603,453
DWS VIP Alternative Asset Allocation Plus
   Class B                                        76,571          372          76,943          --               2           76,941
DWS VIP Equity 500 Index Class A             162,606,358       14,374     162,620,732          --           4,523      162,616,209
DWS VIP Equity 500 Index Class B               7,132,246       10,435       7,142,681          --             198        7,142,483
DWS VIP Small Cap Index Class A               38,218,071           --      38,218,071      10,152           1,068       38,206,851
DWS VIP Small Cap Index Class B                3,744,286        3,088       3,747,374          --             104        3,747,270
Fidelity VIP Contrafund Service Class        213,609,645           --     213,609,645      23,435           5,990      213,580,220
Fidelity VIP Contrafund Service Class 2       28,019,971       32,303      28,052,274          --             776       28,051,498
Fidelity VIP Growth Service Class             55,023,192       22,535      55,045,727          --           1,527       55,044,200
Fidelity VIP Growth Service Class 2            3,324,419           --       3,324,419      12,261              92        3,312,066
Fidelity VIP Mid Cap Service Class 2           2,324,448           36       2,324,484          --              72        2,324,412
FTVIPT Franklin Income Securities Class 2      1,672,330           --       1,672,330         721              58        1,671,551
FTVIPT Mutual Shares Securities Class 2        1,313,132           45       1,313,177          --              42        1,313,135
FTVIPT Templeton Global Bond Securities
   Class 2                                     4,896,730          204       4,896,934          --             160        4,896,774
Janus Aspen Series Worldwide                     189,385           --         189,385         232               4          189,149
LVIP Baron Growth Opportunities Service
   Class                                     125,928,136           --     125,928,136      14,888           3,507      125,909,741
LVIP Capital Growth Service Class                 10,645           --          10,645          --              --           10,645
LVIP Cohen & Steers Global Real Estate         5,815,439           --       5,815,439         291             160        5,814,988

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                           CONTRACT                       CONTRACT       GUARANTEE
                                                          PURCHASES                     REDEMPTIONS       CHARGES
                                                           DUE FROM                        DUE TO       PAYABLE TO
                                                         THE LINCOLN                    THE LINCOLN     THE LINCOLN
                                                        NATIONAL LIFE                  NATIONAL LIFE   NATIONAL LIFE
                                                          INSURANCE                      INSURANCE       INSURANCE
SUBACCOUNT                                INVESTMENTS      COMPANY      TOTAL ASSETS      COMPANY         COMPANY       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Cohen & Steers Global Real Estate
   Service Class                        $    1,867,501     $ 1,980     $    1,869,481     $     --        $    57     $    1,869,424
LVIP Columbia Value Opportunities
   Service Class                               177,946          --            177,946           --              5            177,941
LVIP Delaware Bond                         352,405,863          --        352,405,863           17          9,800        352,396,046
LVIP Delaware Bond Service Class            17,483,148       6,462         17,489,610           --            481         17,489,129
LVIP Delaware Foundation Aggressive
   Allocation                              145,244,881       9,038        145,253,919           --          4,017        145,249,902
LVIP Delaware Foundation Aggressive
   Allocation Service Class                  2,354,614       8,150          2,362,764           --             65          2,362,699
LVIP Delaware Foundation Conservative
   Allocation                              298,607,216          --        298,607,216      109,863          8,249        298,489,104
LVIP Delaware Foundation Conservative
   Allocation Service Class                  3,601,436       3,552          3,604,988           --             99          3,604,889
LVIP Delaware Foundation Moderate
   Allocation                                  464,374          --            464,374           --             13            464,361
LVIP Delaware Foundation Moderate
   Allocation Service Class                     18,718         803             19,521           --              1             19,520
LVIP Delaware Growth and Income          1,059,414,190          --      1,059,414,190       35,208         29,431      1,059,349,551
LVIP Delaware Growth and Income
   Service Class                             3,169,876       4,516          3,174,392           --             88          3,174,304
LVIP Delaware Social Awareness             551,801,469          --        551,801,469       30,327         15,362        551,755,780
LVIP Delaware Social Awareness
   Service Class                             8,299,004       6,360          8,305,364           --            230          8,305,134
LVIP Delaware Special Opportunities        407,256,348          --        407,256,348       56,670         11,345        407,188,333
LVIP Delaware Special Opportunities
   Service Class                            14,887,994      22,317         14,910,311           --            414         14,909,897
LVIP Global Income                           2,229,417      11,177          2,240,594           --             61          2,240,533
LVIP Global Income Service Class               440,136       2,946            443,082           --             13            443,069
LVIP Janus Capital Appreciation            296,293,189          --        296,293,189       40,479          8,216        296,244,494
LVIP Janus Capital Appreciation
   Service Class                             1,329,608       1,365          1,330,973           --             37          1,330,936
LVIP Marsico International Growth
   Service Class                               399,381          --            399,381           --             12            399,369
LVIP MFS Value Service Class                 1,194,010          --          1,194,010          288             34          1,193,688
LVIP Mid-Cap Value Service Class               196,126          --            196,126           --              7            196,119
LVIP Mondrian International Value          320,032,159          --        320,032,159      107,771          8,841        319,915,547
LVIP Mondrian International Value
   Service Class                            12,600,719       8,876         12,609,595           --            347         12,609,248
LVIP Money Market                          122,344,887          --        122,344,887      174,721          3,380        122,166,786
LVIP Money Market Service Class              6,661,773      12,388          6,674,161           --            183          6,673,978
LVIP SSgA Bond Index                         2,034,826          --          2,034,826       34,965             56          1,999,805
LVIP SSgA Bond Index Service Class             439,750           6            439,756           --             13            439,743
LVIP SSgA Developed International 150
   Service Class                                29,133          --             29,133           --              1             29,132
LVIP SSgA Emerging Markets 100              17,408,085      31,721         17,439,806           --            475         17,439,331
LVIP SSgA Emerging Markets 100 Service
   Class                                       939,269       3,973            943,242           --             26            943,216
LVIP SSgA International Index                  734,761      12,863            747,624           --             20            747,604
LVIP SSgA International Index Service
   Class                                       227,363          29            227,392           --              6            227,386
LVIP SSgA Large Cap 100 Service Class           45,936          --             45,936           --              1             45,935
LVIP SSgA S&P 500 Index                     10,261,033          --         10,261,033       83,496            288         10,177,249
LVIP SSgA S&P 500 Index Service Class        1,006,558       1,184          1,007,742           --             28          1,007,714
LVIP SSgA Small-Cap Index                    3,857,392          --          3,857,392        7,296            107          3,849,989

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                            CONTRACT                     CONTRACT      GUARANTEE
                                                           PURCHASES                   REDEMPTIONS      CHARGES
                                                            DUE FROM                      DUE TO      PAYABLE TO
                                                          THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                         NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                           INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                  INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Small-Cap Index Service Class    $  1,215,755     $ 2,182     $  1,217,937     $     --        $   35     $  1,217,902
LVIP SSgA Small-Mid Cap 200 Service Class       352,202          --          352,202           --            10          352,192
LVIP T. Rowe Price Growth Stock Service
   Class                                        350,980          --          350,980           --            10          350,970
LVIP T. Rowe Price Structured Mid-Cap
   Growth                                   141,608,480      68,263      141,676,743           --         3,933      141,672,810
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                       3,123,124       3,309        3,126,433           --            87        3,126,346
LVIP Templeton Growth Service Class             247,655          --          247,655           --             8          247,647
LVIP Turner Mid-Cap Growth Service Class        185,882          --          185,882           --             5          185,877
LVIP Wells Fargo Intrinsic Value            324,572,424          --      324,572,424       14,718         9,026      324,548,680
LVIP Wells Fargo Intrinsic Value Service
   Class                                      5,035,678         984        5,036,662           --           140        5,036,522
LVIP Wilshire 2010 Profile                    4,078,291         187        4,078,478           --           113        4,078,365
LVIP Wilshire 2010 Profile Service Class      1,003,530       2,853        1,006,383           --            28        1,006,355
LVIP Wilshire 2020 Profile                    8,156,625       2,048        8,158,673           --           225        8,158,448
LVIP Wilshire 2020 Profile Service Class      3,320,254      21,785        3,342,039           --            92        3,341,947
LVIP Wilshire 2030 Profile                    3,356,160       1,249        3,357,409           --            93        3,357,316
LVIP Wilshire 2030 Profile Service Class      2,954,023      12,626        2,966,649           --            82        2,966,567
LVIP Wilshire 2040 Profile                    1,172,785         273        1,173,058           --            32        1,173,026
LVIP Wilshire 2040 Profile Service Class      2,876,490       9,036        2,885,526           --            79        2,885,447
LVIP Wilshire Aggressive Profile             12,752,760          --       12,752,760       10,664           352       12,741,744
LVIP Wilshire Aggressive Profile Service
   Class                                     11,696,195      31,242       11,727,437           --           323       11,727,114
LVIP Wilshire Conservative Profile           25,218,693       6,184       25,224,877           --           722       25,224,155
LVIP Wilshire Conservative Profile
   Service Class                             11,822,491      18,905       11,841,396           --           344       11,841,052
LVIP Wilshire Moderate Profile               41,150,468       6,987       41,157,455           --         1,160       41,156,295
LVIP Wilshire Moderate Profile Service
   Class                                     31,940,733      48,408       31,989,141           --           960       31,988,181
LVIP Wilshire Moderately Aggressive
   Profile                                   29,403,226          --       29,403,226      112,697           813       29,289,716
LVIP Wilshire Moderately Aggressive
   Profile Service Class                     27,189,381      77,679       27,267,060           --           781       27,266,279
MFS VIT Core Equity                               7,639          --            7,639           --            --            7,639
MFS VIT Total Return                          1,722,167          --        1,722,167           --            54        1,722,113
MFS VIT Utilities                           189,211,549          --      189,211,549       32,275         5,272      189,174,002
MFS VIT Utilities Service Class              19,581,334      21,404       19,602,738           --           542       19,602,196
NB AMT Mid-Cap Growth                       107,910,100          --      107,910,100       23,724         3,001      107,883,375
NB AMT Partners                                  23,847          --           23,847           --            --           23,847
NB AMT Regency                                  330,016          --          330,016           --            11          330,005
PIMCO VIT Commodity Real Return
   Advisor Class                                 37,553          --           37,553           --             1           37,552
Putnam VT Global Health Care Class IB            99,445          --           99,445           --             3           99,442
WFVT Advantage Equity Income                    102,248          --          102,248           --             4          102,244
WFVT Advantage Large Company Growth             156,917          --          156,917           --             5          156,912
WFVT Advantage Small Cap Growth                 435,588          --          435,588           --            13          435,575

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

                                                    DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                               $       912     $      (766)     $       146
AIM V.I. International Growth                            1,914          (1,881)              33
ABVPSF Global Thematic Growth Class B                       --        (280,801)        (280,801)
ABVPSF Growth and Income Class B                       983,238        (276,082)         707,156
ABVPSF International Value Class B                       2,193          (2,486)            (293)
ABVPSF Small/Mid Cap Value Class A                       6,647          (6,999)            (352)
American Century VP Inflation Protection                62,118         (19,683)          42,435
American Century VP Inflation Protection Class 2        98,402         (61,582)          36,820
American Century VP International                          274            (100)             174
American Funds Global Growth Class 2                 1,121,901        (762,701)         359,200
American Funds Growth Class 2                        3,368,107      (5,101,059)      (1,732,952)
American Funds Growth-Income Class 2                 2,736,939      (1,672,647)       1,064,292
American Funds International Class 2                 4,041,869      (2,587,577)       1,454,292
BlackRock Global Allocation V.I.                        73,481         (14,784)          58,697
BlackRock Global Allocation V.I. Class III              10,299          (2,085)           8,214
Delaware VIP Diversified Income                      9,073,957      (1,543,744)       7,530,213
Delaware VIP Diversified Income Service Class        1,657,026        (332,767)       1,324,259
Delaware VIP Emerging Markets Service Class             23,739         (27,981)          (4,242)
Delaware VIP High Yield                              1,751,159        (260,478)       1,490,681
Delaware VIP High Yield Service Class                  225,783         (35,342)         190,441
Delaware VIP Limited-Term Diversified Income
   Service Class                                        29,867         (10,681)          19,186
Delaware VIP REIT                                    3,721,394        (800,502)       2,920,892
Delaware VIP REIT Service Class                        288,832         (71,463)         217,369
Delaware VIP Small Cap Value Service Class           1,067,027      (1,608,193)        (541,166)
Delaware VIP Trend                                          --      (1,442,056)      (1,442,056)
Delaware VIP Trend Service Class                            --         (39,285)         (39,285)
Delaware VIP U.S. Growth Service Class                      --            (679)            (679)
Delaware VIP Value                                   3,338,548        (991,753)       2,346,795
Delaware VIP Value Service Class                       192,133         (69,331)         122,802
DWS VIP Alternative Asset Allocation Plus Class A           --          (1,689)          (1,689)
DWS VIP Alternative Asset Allocation Plus Class B           --            (156)            (156)
DWS VIP Equity 500 Index Class A                     4,034,473      (1,437,599)       2,596,874
DWS VIP Equity 500 Index Class B                       127,479         (54,065)          73,414
DWS VIP Small Cap Index Class A                        596,155        (336,133)         260,022
DWS VIP Small Cap Index Class B                         42,009         (28,936)          13,073
Fidelity VIP Contrafund Service Class                2,395,896      (1,828,258)         567,638
Fidelity VIP Contrafund Service Class 2                275,098        (212,803)          62,295
Fidelity VIP Growth Service Class                      164,369        (496,509)        (332,140)
Fidelity VIP Growth Service Class 2                      5,701         (25,352)         (19,651)
Fidelity VIP Mid Cap Service Class 2                     9,140         (23,168)         (14,028)
FTVIPT Franklin Income Securities Class 2              150,913         (21,159)         129,754
FTVIPT Mutual Shares Securities Class 2                 22,997         (14,985)           8,012
FTVIPT Templeton Global Bond Securities Class 2        589,262         (51,159)         538,103
Janus Aspen Series Worldwide                             2,193          (1,171)           1,022
LVIP Baron Growth Opportunities Service Class               --      (1,061,268)      (1,061,268)
LVIP Capital Growth Service Class                           23            (303)            (280)
LVIP Cohen & Steers Global Real Estate                      --         (38,179)         (38,179)
LVIP Cohen & Steers Global Real Estate
   Service Class                                            --         (14,253)         (14,253)
LVIP Columbia Value Opportunities Service Class            482          (1,449)            (967)
LVIP Delaware Bond                                  14,449,801      (3,459,291)      10,990,510
LVIP Delaware Bond Service Class                       644,428        (149,083)         495,345
LVIP Delaware Foundation Aggressive Allocation       2,158,586      (1,314,405)         844,181
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                        29,276         (18,612)          10,664
LVIP Delaware Foundation Conservative Allocation     7,850,459      (2,754,800)       5,095,659
LVIP Delaware Foundation Conservative Allocation
   Service Class                                        80,142         (29,557)          50,585
LVIP Delaware Foundation Moderate Allocation             3,710            (679)           3,031
LVIP Delaware Foundation Moderate Allocation
   Service Class                                           136             (32)             104

See accompanying notes.

                                                                    DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                       FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                         ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                $     (3,758)   $       --    $     (3,758)    $     17,310     $     13,698
AIM V.I. International Growth                              7,376            --           7,376           36,181           43,590
ABVPSF Global Thematic Growth Class B                   (990,122)           --        (990,122)      12,768,760       11,497,837
ABVPSF Growth and Income Class B                      (3,152,119)           --      (3,152,119)       7,297,742        4,852,779
ABVPSF International Value Class B                       (58,620)           --         (58,620)         132,795           73,882
ABVPSF Small/Mid Cap Value Class A                       (90,594)       25,941         (64,653)         286,261          221,256
American Century VP Inflation Protection                   2,340            --           2,340          113,460          158,235
American Century VP Inflation Protection Class 2          (8,936)           --          (8,936)         413,661          441,545
American Century VP International                            (12)           --             (12)           5,350            5,512
American Funds Global Growth Class 2                  (3,272,011)           --      (3,272,011)      29,022,609       26,109,798
American Funds Growth Class 2                        (19,805,078)           --     (19,805,078)     186,930,797      165,392,767
American Funds Growth-Income Class 2                  (4,753,254)           --      (4,753,254)      48,367,369       44,678,407
American Funds International Class 2                  (7,625,638)    1,344,097      (6,281,541)      94,603,107       89,775,858
BlackRock Global Allocation V.I.                              82            --              82          177,861          236,640
BlackRock Global Allocation V.I. Class III                 1,782            --           1,782           26,546           36,542
Delaware VIP Diversified Income                          (87,232)           --         (87,232)      27,414,967       34,857,948
Delaware VIP Diversified Income Service Class             10,027            --          10,027        5,581,688        6,915,974
Delaware VIP Emerging Markets Service Class             (295,815)      100,666        (195,149)       1,659,511        1,460,120
Delaware VIP High Yield                                 (322,817)           --        (322,817)       8,682,732        9,850,596
Delaware VIP High Yield Service Class                    (13,386)           --         (13,386)       1,152,538        1,329,593
Delaware VIP Limited-Term Diversified Income
   Service Class                                           4,896            --           4,896           58,029           82,111
Delaware VIP REIT                                    (20,218,312)           --     (20,218,312)      33,175,870       15,878,450
Delaware VIP REIT Service Class                         (409,533)           --        (409,533)       2,120,181        1,928,017
Delaware VIP Small Cap Value Service Class            (5,891,121)           --      (5,891,121)      50,786,510       44,354,223
Delaware VIP Trend                                    (7,546,824)           --      (7,546,824)      71,644,689       62,655,809
Delaware VIP Trend Service Class                         (99,383)           --         (99,383)       1,913,699        1,775,031
Delaware VIP U.S. Growth Service Class                    (6,242)           --          (6,242)          28,182           21,261
Delaware VIP Value                                    (6,181,978)           --      (6,181,978)      19,670,793       15,835,610
Delaware VIP Value Service Class                        (127,885)           --        (127,885)       1,262,225        1,257,142
DWS VIP Alternative Asset Allocation Plus Class A          2,293            --           2,293           27,357           27,961
DWS VIP Alternative Asset Allocation Plus Class B            959            --             959            1,582            2,385
DWS VIP Equity 500 Index Class A                      (4,797,505)           --      (4,797,505)      35,230,485       33,029,854
DWS VIP Equity 500 Index Class B                         (29,735)           --         (29,735)       1,383,127        1,426,806
DWS VIP Small Cap Index Class A                       (2,566,778)    2,235,863        (330,915)       7,856,168        7,785,275
DWS VIP Small Cap Index Class B                          (76,144)      180,918         104,774          640,961          758,808
Fidelity VIP Contrafund Service Class                (11,938,915)       51,460     (11,887,455)      65,758,304       54,438,487
Fidelity VIP Contrafund Service Class 2                 (239,764)        6,798        (232,966)       6,972,775        6,802,104
Fidelity VIP Growth Service Class                     (7,033,858)       42,972      (6,990,886)      19,164,621       11,841,595
Fidelity VIP Growth Service Class 2                     (107,219)        2,495        (104,724)         790,438          666,063
Fidelity VIP Mid Cap Service Class 2                    (162,665)       10,576        (152,089)         860,117          694,000
FTVIPT Franklin Income Securities Class 2               (191,376)           --        (191,376)         562,653          501,031
FTVIPT Mutual Shares Securities Class 2                 (195,323)           --        (195,323)         504,751          317,440
FTVIPT Templeton Global Bond Securities Class 2           46,374            --          46,374          119,942          704,419
Janus Aspen Series Worldwide                             (65,320)           --         (65,320)          97,577           33,279
LVIP Baron Growth Opportunities Service Class         (1,892,248)           --      (1,892,248)      37,113,323       34,159,807
LVIP Capital Growth Service Class                         (5,824)           --          (5,824)          14,969            8,865
LVIP Cohen & Steers Global Real Estate                  (569,640)           --        (569,640)       1,882,714        1,274,895
LVIP Cohen & Steers Global Real Estate
   Service Class                                         (88,194)           --         (88,194)         609,272          506,825
LVIP Columbia Value Opportunities Service Class           (6,967)           --          (6,967)          40,446           32,512
LVIP Delaware Bond                                       351,465            --         351,465       44,152,200       55,494,175
LVIP Delaware Bond Service Class                          (3,389)           --          (3,389)       1,874,376        2,366,332
LVIP Delaware Foundation Aggressive Allocation        (8,606,225)           --      (8,606,225)      42,913,241       35,151,197
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                         (89,477)           --         (89,477)         612,990          534,177
LVIP Delaware Foundation Conservative Allocation     (12,773,836)           --     (12,773,836)      61,457,211       53,779,034
LVIP Delaware Foundation Conservative Allocation
   Service Class                                         (87,622)           --         (87,622)         650,276          613,239
LVIP Delaware Foundation Moderate Allocation                 216            --             216           11,069           14,316
LVIP Delaware Foundation Moderate Allocation
   Service Class                                              28            --              28              537              669

                                                    DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------------------------------------------
LVIP Delaware Growth and Income                    $10,522,078     $(9,432,978)     $ 1,089,100
LVIP Delaware Growth and Income Service Class           21,797         (25,389)          (3,592)
LVIP Delaware Social Awareness                       3,399,054      (4,919,144)      (1,520,090)
LVIP Delaware Social Awareness Service Class            25,790         (64,805)         (39,015)
LVIP Delaware Special Opportunities                  3,448,829      (3,582,024)        (133,195)
LVIP Delaware Special Opportunities Service Class       80,850        (117,962)         (37,112)
LVIP Global Income                                      31,947          (5,252)          26,695
LVIP Global Income Service Class                         4,931            (919)           4,012
LVIP Janus Capital Appreciation                      2,166,453      (2,564,559)        (398,106)
LVIP Janus Capital Appreciation Service Class            8,815          (9,538)            (723)
LVIP Marsico International Growth Service Class          2,168          (3,004)            (836)
LVIP MFS Value Service Class                            11,104          (5,060)           6,044
LVIP Mid-Cap Value Service Class                           451          (1,768)          (1,317)
LVIP Mondrian International Value                    9,469,701      (2,887,886)       6,581,815
LVIP Mondrian International Value Service Class        339,218         (99,076)         240,142
LVIP Money Market                                      473,829      (1,539,775)      (1,065,946)
LVIP Money Market Service Class                          4,981         (64,004)         (59,023)
LVIP SSgA Bond Index                                    30,276          (5,838)          24,438
LVIP SSgA Bond Index Service Class                       5,754          (2,694)           3,060
LVIP SSgA Developed International 150
   Service Class                                           210            (163)              47
LVIP SSgA Emerging Markets 100                         168,881         (56,377)         112,504
LVIP SSgA Emerging Markets 100 Service Class             7,102          (3,009)           4,093
LVIP SSgA International Index                            9,664          (2,676)           6,988
LVIP SSgA International Index Service Class              2,532            (834)           1,698
LVIP SSgA Large Cap 100 Service Class                      427            (301)             126
LVIP SSgA S&P 500 Index                                123,501         (78,463)          45,038
LVIP SSgA S&P 500 Index Service Class                    9,857          (6,688)           3,169
LVIP SSgA Small-Cap Index                               24,087         (31,923)          (7,836)
LVIP SSgA Small-Cap Index Service Class                  5,084          (7,751)          (2,667)
LVIP SSgA Small-Mid Cap 200 Service Class                4,229          (1,472)           2,757
LVIP T. Rowe Price Growth Stock Service Class               --          (2,804)          (2,804)
LVIP T. Rowe Price Structured Mid-Cap Growth           117,711      (1,168,185)      (1,050,474)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                            --         (21,492)         (21,492)
LVIP Templeton Growth Service Class                      3,642          (2,342)           1,300
LVIP Turner Mid-Cap Growth Service Class                    --          (1,476)          (1,476)
LVIP Wells Fargo Intrinsic Value                     3,401,058      (2,900,981)         500,077
LVIP Wells Fargo Intrinsic Value Service Class          41,585         (41,101)             484
LVIP Wilshire 2010 Profile                              60,989         (31,046)          29,943
LVIP Wilshire 2010 Profile Service Class                13,616          (6,870)           6,746
LVIP Wilshire 2020 Profile                             123,740         (62,086)          61,654
LVIP Wilshire 2020 Profile Service Class                41,805         (22,478)          19,327
LVIP Wilshire 2030 Profile                              47,365         (25,594)          21,771
LVIP Wilshire 2030 Profile Service Class                32,676         (19,557)          13,119
LVIP Wilshire 2040 Profile                              12,504          (7,778)           4,726
LVIP Wilshire 2040 Profile Service Class                25,866         (17,609)           8,257
LVIP Wilshire Aggressive Profile                       728,828        (106,011)         622,817
LVIP Wilshire Aggressive Profile Service Class         628,722         (88,516)         540,206
LVIP Wilshire Conservative Profile                     913,601        (222,825)         690,776
LVIP Wilshire Conservative Profile Service Class       395,206         (94,978)         300,228
LVIP Wilshire Moderate Profile                       1,566,479        (362,525)       1,203,954
LVIP Wilshire Moderate Profile Service Class         1,105,349        (275,529)         829,820
LVIP Wilshire Moderately Aggressive Profile          1,170,237        (259,943)         910,294
LVIP Wilshire Moderately Aggressive Profile
   Service Class                                       944,091        (215,304)         728,787
MFS VIT Core Equity                                        110             (78)              32
MFS VIT Total Return                                    54,738         (16,967)          37,771
MFS VIT Utilities                                    8,342,860      (1,687,534)       6,655,326
MFS VIT Utilities Service Class                        656,266        (150,186)         506,080

See accompanying notes.

                                                                    DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                       FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                         ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Growth and Income                     $(44,109,474)   $        --   $(44,109,474)   $245,301,222     $202,280,848
LVIP Delaware Growth and Income Service Class            (54,762)            --        (54,762)        645,254          586,900
LVIP Delaware Social Awareness                       (16,723,656)    25,691,509      8,967,853     119,394,648      126,842,411
LVIP Delaware Social Awareness Service Class            (102,922)       355,614        252,692       1,566,484        1,780,161
LVIP Delaware Special Opportunities                   (8,513,169)    10,805,733      2,292,564      90,999,691       93,159,060
LVIP Delaware Special Opportunities Service Class       (147,783)       371,932        224,149       3,098,464        3,285,501
LVIP Global Income                                         1,843             --          1,843         (11,986)          16,552
LVIP Global Income Service Class                             610             --            610          (4,372)             250
LVIP Janus Capital Appreciation                       (9,567,938)            --     (9,567,938)     92,183,551       82,217,507
LVIP Janus Capital Appreciation Service Class             (9,368)            --         (9,368)        334,588          324,497
LVIP Marsico International Growth Service Class          (49,967)            --        (49,967)        135,858           85,055
LVIP MFS Value Service Class                              (3,355)            --         (3,355)        102,430          105,119
LVIP Mid-Cap Value Service Class                            (556)            --           (556)         63,911           62,038
LVIP Mondrian International Value                     (2,276,193)     2,165,671       (110,522)     46,273,981       52,745,274
LVIP Mondrian International Value Service Class         (135,962)        78,565        (57,397)      1,929,241        2,111,986
LVIP Money Market                                             --          1,593          1,593             --        (1,064,353)
LVIP Money Market Service Class                                1             73             74             (1)          (58,950)
LVIP SSgA Bond Index                                       1,909             --          1,909        (13,117)           13,230
LVIP SSgA Bond Index Service Class                         1,660             --          1,660          4,373             9,093
LVIP SSgA Developed International 150
   Service Class                                           3,322             --          3,322          3,675             7,044
LVIP SSgA Emerging Markets 100                           124,677             --        124,677      2,046,529         2,283,710
LVIP SSgA Emerging Markets 100 Service Class              10,720             --         10,720        115,142           129,955
LVIP SSgA International Index                             21,286             --         21,286         32,272            60,546
LVIP SSgA International Index Service Class                1,403             --          1,403         22,054            25,155
LVIP SSgA Large Cap 100 Service Class                      2,890             --          2,890         11,291            14,307
LVIP SSgA S&P 500 Index                                 (718,425)            --       (718,425)     2,414,129         1,740,742
LVIP SSgA S&P 500 Index Service Class                    (11,553)            --        (11,553)       192,834           184,450
LVIP SSgA Small-Cap Index                               (312,227)         7,363       (304,864)     1,201,680           888,980
LVIP SSgA Small-Cap Index Service Class                  (20,087)         1,901        (18,186)       248,188           227,335
LVIP SSgA Small-Mid Cap 200 Service Class                  5,875             --          5,875         51,218            59,850
LVIP T. Rowe Price Growth Stock Service Class              6,043             --          6,043         97,382           100,621
LVIP T. Rowe Price Structured Mid-Cap Growth          (4,912,662)            --     (4,912,662)    49,742,902        43,779,766
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                         (39,113)            --        (39,113)       877,498           816,893
LVIP Templeton Growth Service Class                      (16,183)            86        (16,097)        70,100            55,303
LVIP Turner Mid-Cap Growth Service Class                 (43,225)            --        (43,225)        98,157            53,456
LVIP Wells Fargo Intrinsic Value                     (27,994,111)            --    (27,994,111)    85,411,541        57,917,507
LVIP Wells Fargo Intrinsic Value Service Class          (258,565)            --       (258,565)     1,164,105           906,024
LVIP Wilshire 2010 Profile                              (152,378)        35,258       (117,120)       782,998           695,821
LVIP Wilshire 2010 Profile Service Class                   6,444          8,835         15,279        141,782           163,807
LVIP Wilshire 2020 Profile                              (223,966)        90,413       (133,553)     1,463,259         1,391,360
LVIP Wilshire 2020 Profile Service Class                  (3,894)        35,506         31,612        493,438           544,377
LVIP Wilshire 2030 Profile                               (69,527)        30,972        (38,555)       642,775           625,991
LVIP Wilshire 2030 Profile Service Class                   2,460         24,994         27,454        475,502           516,075
LVIP Wilshire 2040 Profile                                (8,132)        11,242          3,110        218,652           226,488
LVIP Wilshire 2040 Profile Service Class                  (2,388)        24,923         22,535        502,652           533,444
LVIP Wilshire Aggressive Profile                        (823,902)       574,626       (249,276)     2,398,693         2,772,234
LVIP Wilshire Aggressive Profile Service Class          (120,746)       515,174        394,428      1,631,833         2,566,467
LVIP Wilshire Conservative Profile                      (584,776)       183,638       (401,138)     4,285,877         4,575,515
LVIP Wilshire Conservative Profile Service Class         (49,704)        82,423         32,719      1,651,614         1,984,561
LVIP Wilshire Moderate Profile                        (1,167,023)       668,181       (498,842)     7,853,405         8,558,517
LVIP Wilshire Moderate Profile Service Class            (209,209)       496,199        286,990      5,100,648         6,217,458
LVIP Wilshire Moderately Aggressive Profile           (1,517,068)       675,431       (841,637)     6,347,677         6,416,334
LVIP Wilshire Moderately Aggressive Profile
   Service Class                                        (778,132)       570,490       (207,642)     4,627,735         5,148,880
MFS VIT Core Equity                                       (5,791)            --         (5,791)         7,049             1,290
MFS VIT Total Return                                     (58,509)            --        (58,509)       253,380           232,642
MFS VIT Utilities                                    (10,734,563)            --    (10,734,563)    50,587,512        46,508,275
MFS VIT Utilities Service Class                         (146,855)            --       (146,855)     4,082,398         4,441,623

                                               DIVIDENDS
                                                  FROM       MORTALITY AND         NET
                                               INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                       INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth                            $   --      $(955,081)        $(955,081)
NB AMT Partners                                     512           (105)              407
NB AMT Regency                                    5,863         (4,283)            1,580
PIMCO VIT Commodity Real Return Advisor Class     1,130           (101)            1,029
Putnam VT Global Health Care Class IB                --           (957)             (957)
WFVT Advantage Equity Income                      1,757         (1,160)              597
WFVT Advantage Large Company Growth                 511         (1,359)             (848)
WFVT Advantage Small Cap Growth                      --         (3,510)           (3,510)

See accompanying notes.

                                                                DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                   FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                 GAIN (LOSS)     GAIN ON      GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                     ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth                           $(5,174,911)      $    --     $(5,174,911)     $31,794,631      $25,664,639
NB AMT Partners                                         (94)        2,274           2,180            5,858            8,445
NB AMT Regency                                      (71,501)        4,946         (66,555)         188,596          123,621
PIMCO VIT Commodity Real Return Advisor Class           736         2,775           3,511             (428)           4,112
Putnam VT Global Health Care Class IB                (2,825)       10,001           7,176           11,906           18,125
WFVT Advantage Equity Income                         (4,980)           --          (4,980)          17,726           13,343
WFVT Advantage Large Company Growth                   1,710            --           1,710           40,667           41,529
WFVT Advantage Small Cap Growth                     (54,904)           --         (54,904)         191,530          133,116

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2009

                                                                                ABVPSF
                                                                                GLOBAL        ABVPSF
                                                                 AIM V.I.      THEMATIC     GROWTH AND
                                                   AIM V.I.   INTERNATIONAL     GROWTH        INCOME
                                                 CORE EQUITY     GROWTH         CLASS B       CLASS B
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                        $143,501      $ 768,430    $ 47,782,876  $ 54,242,467
Changes From Operations:
   - Net investment income (loss)                    1,505         (1,494)       (334,000)      319,051
   - Net realized gain (loss) on investments        (1,240)       205,165        (281,749)    5,033,353
   - Net change in unrealized appreciation or
     depreciation on investments                   (34,476)      (319,171)    (20,034,993)  (26,434,553)
                                                  --------      ---------    ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (34,211)      (115,500)    (20,650,742)  (21,082,149)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --            855       2,890,182     3,499,578
   - Contract withdrawals & transfers to
     annuity reserves                              (84,378)      (513,259)     (3,353,002)   (4,706,988)
   - Contract transfers                             47,168           (606)     (6,109,243)   (4,369,807)
                                                  --------      ---------    ------------  ------------
                                                   (37,210)      (513,010)     (6,572,063)   (5,577,217)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --             --          27,666            --
   - Annuity Payments                                   --             --          (7,283)      (11,529)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --             --            (299)          468
                                                  --------      ---------    ------------  ------------
                                                        --             --          20,084       (11,061)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (37,210)      (513,010)     (6,551,979)   (5,588,278)
                                                  --------      ---------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (71,421)      (628,510)    (27,202,721   (26,670,427)
                                                  --------      ---------    ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                     72,080        139,920      20,580,155    27,572,040
Changes From Operations:
   - Net investment income (loss)                      146             33        (280,801)      707,156
   - Net realized gain (loss) on investments        (3,758)         7,376        (990,122)   (3,152,119)
   - Net change in unrealized appreciation or
     depreciation on investments                    17,310         36,181      12,768,760     7,297,742
                                                  --------      ---------    ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  13,698         43,590      11,497,837     4,852,779
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --             50       2,202,601     2,433,434
   - Contract withdrawals & transfers to
     annuity reserves                              (22,235)       (12,249)     (2,697,176)   (3,170,998)
   - Contract transfers                             (4,761)       (26,158)      4,637,813    (1,332,160)
                                                  --------      ---------    ------------  ------------
                                                   (26,996)       (38,357)      4,143,238    (2,069,724)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --             --         (20,735)       11,668
   - Annuity Payments                                   --             --          (5,366)       (7,660)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --             --             461           180
                                                  --------      ---------    ------------  ------------
                                                        --             --         (25,640)        4,188
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (26,996)       (38,357)      4,117,598    (2,065,536)
                                                  --------      ---------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (13,298)         5,233      15,615,435     2,787,243
                                                  --------      ---------    ------------  ------------
NET ASSETS AT DECEMBER 31, 2009                   $ 58,782      $ 145,153    $ 36,195,590  $ 30,359,283
                                                  ========      =========    ============  ============

See accompanying notes.

                                                                                           AMERICAN
                                                    ABVPSF        ABVPSF      AMERICAN    CENTURY VP
                                                 INTERNATIONAL   SMALL/MID     CENTURY     INFLATION    AMERICAN
                                                     VALUE       CAP VALUE  VP INFLATION  PROTECTION   CENTURY VP
                                                    CLASS B       CLASS A    PROTECTION     CLASS 2   INTERNATIONAL
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                         $ 870,558    $ 682,678    $       --   $2,063,576    $ 27,235
Changes From Operations:
   - Net investment income (loss)                       (885)      (3,248)           --      119,672          79
   - Net realized gain (loss) on investments         (48,738)      33,663            --      (10,481)      3,403
   - Net change in unrealized appreciation or
     depreciation on investments                    (213,007)    (323,118)           --     (262,598)    (13,440)
                                                   ---------    ---------    ----------   ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (262,630)    (292,703)           --     (153,407)     (9,958)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               88,215      120,344            --    1,509,740       1,891
   - Contract withdrawals & transfers to
     annuity reserves                               (307,754)     (48,240)           --     (330,461)         --
   - Contract transfers                             (212,943)      67,375            --      798,167      (7,192)
                                                   ---------    ---------    ----------   ----------    --------
                                                    (432,482)     139,479            --    1,977,446      (5,301)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --           --            --       43,215          --
   - Annuity Payments                                     --         (234)           --       (9,160)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           --            --         (299)         --
                                                   ---------    ---------    ----------   ----------    --------
                                                          --         (234)           --       33,756          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (432,482)     139,245            --    2,011,202      (5,301)
                                                   ---------    ---------    ----------   ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (695,112)    (153,458)           --    1,857,795     (15,259)
                                                   ---------    ---------    ----------   ----------    --------
NET ASSETS AT DECEMBER 31, 2008                      175,446      529,220            --    3,921,371      11,976
Changes From Operations:
   - Net investment income (loss)                       (293)        (352)       42,435       36,820         174
   - Net realized gain (loss) on investments         (58,620)     (64,653)        2,340       (8,936)        (12)
   - Net change in unrealized appreciation or
     depreciation on investments                     132,795      286,261       113,460      413,661       5,350
                                                   ---------    ---------    ----------   ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    73,882      221,256       158,235      441,545       5,512
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               41,563      125,381       172,766    1,624,097       1,891
   - Contract withdrawals & transfers to
     annuity reserves                                 (5,328)     (38,708)     (108,599)    (533,055)         --
   - Contract transfers                              (84,347)     (36,499)    6,963,666    1,581,354       7,839
                                                   ---------    ---------    ----------   ----------    --------
                                                     (48,112)      50,174     7,027,833    2,672,396       9,730
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --           --            --      116,164          --
   - Annuity Payments                                     --         (147)      113,122     (125,056)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           --            --          243          --
                                                   ---------    ---------    ----------   ----------    --------
                                                          --         (147)      113,122       (8,649)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (48,112)      50,027     7,140,955    2,663,747       9,730
                                                   ---------    ---------    ----------   ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               25,770      271,283     7,299,190    3,105,292      15,242
                                                   ---------    ---------    ----------   ----------    --------
NET ASSETS AT DECEMBER 31, 2009                    $ 201,216    $ 800,503    $7,299,190   $7,026,663    $ 27,218
                                                   =========    =========    ==========   ==========    ========

                                                   AMERICAN                     AMERICAN
                                                     FUNDS        AMERICAN        FUNDS       AMERICAN
                                                    GLOBAL          FUNDS        GROWTH-        FUNDS
                                                    GROWTH         GROWTH        INCOME     INTERNATIONAL
                                                    CLASS 2        CLASS 2       CLASS 2       CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                       $100,836,019  $ 869,499,219  $211,285,522  $ 408,608,092
Changes From Operations:
   - Net investment income (loss)                     749,132     (1,490,337)    1,483,843      2,941,667
   - Net realized gain (loss) on investments        6,465,521     74,172,291    10,910,439     44,816,883
   - Net change in unrealized appreciation or
     depreciation on investments                  (49,162,197)  (444,436,771)  (99,370,024)  (223,810,835)
                                                 ------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (41,947,544)  (371,754,817)  (86,975,742)  (176,052,285)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             9,964,627     66,428,422    25,075,968     34,905,889
   - Contract withdrawals & transfers to
     annuity reserves                              (8,311,668)   (81,057,750)  (22,300,482)   (38,383,158)
   - Contract transfers                             5,110,312    (33,546,352)   16,655,407     (2,752,606)
                                                 ------------  -------------  ------------  -------------
                                                    6,763,271    (48,175,680)   19,430,893     (6,229,875)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              167,421        448,633       669,934        447,319
   - Annuity Payments                                 (31,241)      (687,908)     (230,057)      (255,547)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 (14)         8,372         1,764          3,334
                                                 ------------  -------------  ------------  -------------
                                                      136,166       (230,903)      441,641        195,106
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           6,899,437    (48,406,583)   19,872,534     (6,034,769)
                                                 ------------  -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (35,048,107)  (420,161,400)  (67,103,208)  (182,087,054)
                                                 ------------  -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2008                    65,787,912    449,337,819   144,182,314    226,521,038
Changes From Operations:
   - Net investment income (loss)                     359,200     (1,732,952)    1,064,292      1,454,292
   - Net realized gain (loss) on investments       (3,272,011)   (19,805,078)   (4,753,254)    (6,281,541)
   - Net change in unrealized appreciation or
     depreciation on investments                   29,022,609    186,930,797    48,367,369     94,603,107
                                                 ------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 26,109,798    165,392,767    44,678,407     89,775,858
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             7,606,170     45,813,990    19,313,201     23,992,645
   - Contract withdrawals & transfers to
     annuity reserves                              (7,431,146)   (54,592,319)  (17,877,364)   (28,777,489)
   - Contract transfers                             2,705,863     (5,396,942)    9,018,081       (886,141)
                                                 ------------  -------------  ------------  -------------
                                                    2,880,887    (14,175,271)   10,453,918     (5,670,985)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               91,989         53,738        56,492         66,097
   - Annuity Payments                                 (44,915)      (492,477)     (208,384)      (230,833)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               1,520          2,674          (183)          (680)
                                                 ------------  -------------  ------------  -------------
                                                       48,594       (436,065)     (152,075)      (165,416)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,929,481    (14,611,336)   10,301,843     (5,836,401)
                                                 ------------  -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            29,039,279    150,781,431    54,980,250     83,939,457
                                                 ------------  -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2009                  $ 94,827,191  $ 600,119,250  $199,162,564  $ 310,460,495
                                                 ============  =============  ============  =============

                                                              BLACKROCK                   DELAWARE
                                                  BLACKROCK    GLOBAL      DELAWARE         VIP
                                                   GLOBAL    ALLOCATION      VIP        DIVERSIFIED
                                                 ALLOCATION     V.I.     DIVERSIFIED       INCOME
                                                    V.I.      CLASS III     INCOME     SERVICE CLASS
                                                 SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                       $       --  $      --   $125,386,671   $18,964,143
Changes From Operations:
   - Net investment income (loss)                        --         --      4,327,342       554,592
   - Net realized gain (loss) on investments             --         --      1,367,170       207,347
   - Net change in unrealized appreciation or
     depreciation on investments                         --         --    (15,334,435)   (2,341,783)
                                                 ----------  ---------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --         --     (9,639,923)   (1,579,844)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --         --     10,339,458     8,630,827
   - Contract withdrawals & transfers to
     annuity reserves                                    --         --    (19,652,073)   (2,796,128)
   - Contract transfers                                  --         --     35,731,600     1,090,500
                                                 ----------  ---------   ------------   -----------
                                                         --         --     26,418,985     6,925,199
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --         --        586,289        20,701
   - Annuity Payments                                    --         --       (215,468)       (9,712)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --         --          1,295            128
                                                 ----------  ---------   ------------   -----------
                                                         --         --        372,116        11,117
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --         --     26,791,101     6,936,316
                                                 ----------  ---------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --         --     17,151,178     5,356,472
                                                 ----------  ---------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2008                          --         --    142,537,849    24,320,615
Changes From Operations:
   - Net investment income (loss)                    58,697      8,214      7,530,213     1,324,259
   - Net realized gain (loss) on investments             82      1,782        (87,232)       10,027
   - Net change in unrealized appreciation or
     depreciation on investments                    177,861     26,546     27,414,967     5,581,688
                                                 ----------  ---------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  236,640     36,542     34,857,948     6,915,974
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             287,048    254,434      7,607,993     8,975,098
   - Contract withdrawals & transfers to
     annuity reserves                              (159,311)   (28,750)   (21,052,584)   (3,361,808)
   - Contract transfers                           5,606,696    625,475      8,864,787     1,754,698
                                                 ----------  ---------   ------------   -----------
                                                  5,734,433    851,159     (4,579,804)    7,367,988
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --    129,569        166,973            --
   - Annuity Payments                               126,853   (129,829)      (221,602)      (11,296)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --        260         (1,279)       (3,071)
                                                 ----------  ---------   ------------   -----------
                                                    126,853         --        (55,908)      (14,367)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         5,861,286    851,159     (4,635,712)    7,353,621
                                                 ----------  ---------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           6,097,926    887,701     30,222,236    14,269,595
                                                 ----------  ---------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2009                  $6,097,926  $ 887,701   $172,760,085   $38,590,210
                                                 ==========  =========   ============   ===========

See accompanying notes.

                                                                                               DELAWARE
                                                    DELAWARE                                     VIP
                                                      VIP                       DELAWARE     LIMITED-TERM
                                                    EMERGING      DELAWARE        VIP        DIVERSIFIED
                                                    MARKETS         VIP        HIGH YIELD       INCOME       DELAWARE
                                                 SERVICE CLASS   HIGH YIELD  SERVICE CLASS  SERVICE CLASS    VIP REIT
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                        $ 3,239,761   $20,571,351   $1,965,562     $  128,434    $175,018,010
Changes From Operations:
   - Net investment income (loss)                       4,919     1,384,413      140,903          4,936       1,907,669
   - Net realized gain (loss) on investments          316,731      (779,653)     (30,538)          (522)     39,548,709
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,329,643)   (5,768,028)    (743,992)        (7,930)    (97,202,346)
                                                  -----------   -----------   ----------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,007,993)   (5,163,268)    (633,627)        (3,516)    (55,745,968)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,061,406     1,293,777    1,175,243         77,563       8,966,938
   - Contract withdrawals & transfers to
     annuity reserves                                (217,311)   (2,466,773)    (187,551)       (21,013)    (17,559,653)
   - Contract transfers                              (131,308)      502,484     (215,185)       104,387     (17,687,768)
                                                  -----------   -----------   ----------     ----------    ------------
                                                      712,787      (670,512)     772,507        160,937     (26,280,483)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --        57,504           --             --         (62,302)
   - Annuity Payments                                  (1,719)       (8,268)          --             --        (130,022)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   5           195           --             --           1,189
                                                  -----------   -----------   ----------     ----------    ------------
                                                       (1,714)       49,431           --             --        (191,135)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             711,073      (621,081)     772,507        160,937     (26,471,618)
                                                  -----------   -----------   ----------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,296,920)   (5,784,349)     138,880        157,421     (82,217,586)
                                                  -----------   -----------   ----------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2008                     1,942,841    14,787,002    2,104,442        285,855      92,800,424
Changes From Operations:
   - Net investment income (loss)                      (4,242)    1,490,681      190,441         19,186       2,920,892
   - Net realized gain (loss) on investments         (195,149)     (322,817)     (13,386)         4,896     (20,218,312)
   - Net change in unrealized appreciation or
     depreciation on investments                    1,659,511     8,682,732    1,152,538         58,029      33,175,870
                                                  -----------   -----------   ----------     ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,460,120     9,850,596    1,329,593         82,111      15,878,450
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               122,260     1,202,640    1,350,059        262,567       5,459,434
   - Contract withdrawals & transfers to
     annuity reserves                                (163,668)   (3,022,945)    (287,585)       (78,970)     (8,633,445)
   - Contract transfers                              (276,723)   12,059,951      309,828      1,095,417      (8,999,980)
                                                  -----------   -----------   ----------     ----------    ------------
                                                     (318,131)   10,239,646    1,372,302      1,279,014     (12,173,991)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --       146,792           --             --         (43,006)
   - Annuity Payments                                  (1,306)      (19,230)          --             --         (61,892)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   3         1,274           --             --           3,231
                                                  -----------   -----------   ----------     ----------    ------------
                                                       (1,303)      128,836           --             --        (101,667)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (319,434)   10,368,482    1,372,302      1,279,014     (12,275,658)
                                                  -----------   -----------   ----------     ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,140,686    20,219,078    2,701,895      1,361,125       3,602,792
                                                  -----------   -----------   ----------     ----------    ------------
NET ASSETS AT DECEMBER 31, 2009                   $ 3,083,527   $35,006,080   $4,806,337     $1,646,980    $ 96,403,216
                                                  ===========   ===========   ==========     ==========    ============

                                                                   DELAWARE
                                                    DELAWARE      VIP SMALL                      DELAWARE
                                                    VIP REIT      CAP VALUE       DELAWARE      VIP TREND
                                                 SERVICE CLASS  SERVICE CLASS     VIP TREND   SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                        $ 8,425,273   $ 260,346,711  $ 275,731,986   $ 4,145,064
Changes From Operations:
   - Net investment income (loss)                      77,078      (1,142,247)    (2,056,931)      (37,539)
   - Net realized gain (loss) on investments        2,578,356      14,584,672     40,064,692       638,193
   - Net change in unrealized appreciation or
     depreciation on investments                   (6,161,791)    (86,995,896)  (158,060,868)   (2,847,840)
                                                  -----------   -------------  -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (3,506,357)    (73,553,471)  (120,053,107)   (2,247,186)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,182,584      21,449,524     12,055,291     1,643,539
   - Contract withdrawals & transfers to
     annuity reserves                                (703,737)    (25,610,572)   (25,318,637)     (536,582)
   - Contract transfers                              (708,695)    (24,805,291)   (16,283,597)     (189,107)
                                                  -----------   -------------  -------------   -----------
                                                    1,770,152     (28,966,339)   (29,546,943)      917,850
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --         (58,663)       (91,808)           --
   - Annuity Payments                                      --        (161,638)       (89,358)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           4,349          2,493            --
                                                  -----------   -------------  -------------   -----------
                                                           --        (215,952)      (178,673)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,770,152     (29,182,291)   (29,725,616)      917,850
                                                  -----------   -------------  -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,736,205)   (102,735,762)  (149,778,723)   (1,329,336)
                                                  -----------   -------------  -------------   -----------
NET ASSETS AT DECEMBER 31, 2008                     6,689,068     157,610,949    125,953,263     2,815,728
Changes From Operations:
   - Net investment income (loss)                     217,369        (541,166)    (1,442,056)      (39,285)
   - Net realized gain (loss) on investments         (409,533)     (5,891,121)    (7,546,824)      (99,383)
   - Net change in unrealized appreciation or
     depreciation on investments                    2,120,181      50,786,510     71,644,689     1,913,699
                                                  -----------   -------------  -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,928,017      44,354,223     62,655,809     1,775,031
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,355,460      14,455,255      7,381,671     1,280,948
   - Contract withdrawals & transfers to
     annuity reserves                                (651,047)    (18,407,373)   (15,491,102)     (422,088)
   - Contract transfers                              (521,095)     (7,547,936)    (1,776,126)       36,120
                                                  -----------   -------------  -------------   -----------
                                                    1,183,318     (11,500,054)    (9,885,557)      894,980
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --          74,992        (48,102)           --
   - Annuity Payments                                      --        (129,583)       (79,443)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --         (12,982)        (1,868)           --
                                                  -----------   -------------  -------------   -----------
                                                           --         (67,573)      (129,413)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,183,318     (11,567,627)   (10,014,970)      894,980
                                                  -----------   -------------  -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,111,335      32,786,596     52,640,839     2,670,011
                                                  -----------   -------------  -------------   -----------
NET ASSETS AT DECEMBER 31, 2009                   $ 9,800,403   $ 190,397,545  $ 178,594,102   $ 5,485,739
                                                  ===========   =============  =============   ===========

                                                                                               DWS VIP
                                                                                             ALTERNATIVE
                                                    DELAWARE                                    ASSET
                                                    VIP U.S.                     DELAWARE     ALLOCATION
                                                     GROWTH       DELAWARE      VIP VALUE        PLUS
                                                 SERVICE CLASS    VIP VALUE   SERVICE CLASS    CLASS A
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                         $ 33,103     $196,998,173   $ 7,094,623    $     --
Changes From Operations:
   - Net investment income (loss)                      (562)       2,916,754        93,700          --
   - Net realized gain (loss) on investments         (1,599)      10,794,093       349,276          --
   - Net change in unrealized appreciation
     or depreciation on investments                 (28,781)     (74,366,979)   (3,149,732)         --
                                                   --------     ------------   -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (30,942)     (60,656,132)   (2,706,756)         --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              34,179        9,309,275     2,981,528          --
   - Contract withdrawals & transfers to
     annuity reserves                                  (832)     (16,408,115)     (658,545)         --
   - Contract transfers                              14,177      (22,094,873)     (766,653)         --
                                                   --------     ------------   -----------    --------
                                                     47,524      (29,193,713)    1,556,330          --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --           24,708            --          --
   - Annuity Payments                                    --         (186,352)           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            7,086            --          --
                                                   --------     ------------   -----------    --------
                                                         --         (154,558)           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            47,524      (29,348,271)    1,556,330          --
                                                   --------     ------------   -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              16,582      (90,004,403)   (1,150,426          --
                                                   --------     ------------   -----------    --------
NET ASSETS AT DECEMBER 31, 2008                      49,685      106,993,770     5,944,197          --
Changes From Operations:
   - Net investment income (loss)                      (679)       2,346,795       122,802      (1,689)
   - Net realized gain (loss) on investments         (6,242)      (6,181,978)     (127,885)      2,293
   - Net change in unrealized appreciation or
     depreciation on investments                     28,182       19,670,793     1,262,225      27,357
                                                   --------     ------------   -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   21,261       15,835,610     1,257,142      27,961
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --        6,096,860     2,395,734      43,078
   - Contract withdrawals & transfers to
     annuity reserves                                (1,509)     (11,091,629)     (600,362)     (6,784)
   - Contract transfers                               3,129       (7,497,743)     (286,850)    539,198
                                                   --------     ------------   -----------    --------
                                                      1,620      (12,492,512)    1,508,522     575,492
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --           (6,657)           --          --
   - Annuity Payments                                    --         (127,844)           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            8,850            --          --
                                                   --------     ------------   -----------    --------
                                                         --         (125,651)           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             1,620      (12,618,163)    1,508,522     575,492
                                                   --------     ------------   -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              22,881        3,217,447     2,765,664     603,453
                                                   --------     ------------   -----------    --------
NET ASSETS AT DECEMBER 31, 2009                    $ 72,566     $110,211,217   $ 8,709,861    $603,453
                                                   ========     ============   ===========    ========

See accompanying notes.

                                                   DWS VIP
                                                 ALTERNATIVE
                                                    ASSET         DWS VIP       DWS VIP     DWS VIP       DWS VIP
                                                  ALLOCATION    EQUITY 500    EQUITY 500   SMALL CAP     SMALL CAP
                                                     PLUS          INDEX         INDEX       INDEX         INDEX
                                                   CLASS B        CLASS A       CLASS B     CLASS A       CLASS B
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                         $    --    $ 258,719,007  $ 4,273,488  $ 59,345,229  $ 2,574,837
Changes From Operations:
   - Net investment income (loss)                       --        2,947,057       44,039       280,374        7,049
   - Net realized gain (loss) on investments            --          506,204      (10,779)    4,122,512      222,054
   - Net change in unrealized appreciation
     or depreciation on investments                     --      (94,078,085)  (2,067,574)  (23,345,063)  (1,295,901)
                                                   -------    -------------  -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      --      (90,624,824)  (2,034,314)  (18,942,177)  (1,066,798)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --       13,072,897    2,264,359     3,086,825    1,194,256
   - Contract withdrawals & transfers to
     annuity reserves                                   --      (22,095,595)    (308,420)   (5,060,815)    (216,684)
   - Contract transfers                                 --      (16,496,409)    (243,291)   (4,597,163)    (127,779)
                                                   -------    -------------  -----------  ------------  -----------
                                                        --      (25,519,107)   1,712,648    (6,571,153)     849,793
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --         (112,603)          --        25,950           --
   - Annuity Payments                                   --         (285,175)          --       (36,771)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            6,401           --         1,797           --
                                                   -------    -------------  -----------  ------------  -----------
                                                        --         (391,377)          --        (9,024)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               --      (25,910,484)   1,712,648    (6,580,177)     849,793
                                                   -------    -------------  -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --     (116,535,308)    (321,666)  (25,522,354)    (217,005)
                                                   -------    -------------  -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2008                         --      142,183,699    3,951,822    33,822,875    2,357,832
Changes From Operations:
   - Net investment income (loss)                     (156)       2,596,874       73,414       260,022       13,073
   - Net realized gain (loss) on investments           959       (4,797,505)     (29,735)     (330,915)     104,774
   - Net change in unrealized appreciation or
     depreciation on investments                     1,582       35,230,485    1,383,127     7,856,168      640,961
                                                   -------    -------------  -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,385       33,029,854    1,426,806     7,785,275      758,808
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             32,981        8,815,251    2,306,456     1,942,098      976,624
   - Contract withdrawals & transfers to
     annuity reserves                               (1,610)     (14,736,334)    (411,982)   (3,890,019)    (214,141)
   - Contract transfers                             43,185       (6,529,656)    (130,619)   (1,421,116)    (131,853)
                                                   -------    -------------  -----------  ------------  -----------
                                                    74,556      (12,450,739)   1,763,855    (3,369,037)     630,630
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --           55,040           --        (8,084)          --
   - Annuity Payments                                   --         (209,030)          --       (26,406)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            7,385           --         2,228           --
                                                   -------    -------------  -----------  ------------  -----------
                                                        --         (146,605)          --       (32,262)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           74,556      (12,597,344)   1,763,855    (3,401,299)     630,630
                                                   -------    -------------  -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             76,941       20,432,510    3,190,661     4,383,976    1,389,438
                                                   -------    -------------  -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2009                    $76,941    $ 162,616,209  $ 7,142,483  $ 38,206,851  $ 3,747,270
                                                   =======    =============  ===========  ============  ===========

                                                                FIDELITY VIP
                                                  FIDELITY VIP   CONTRAFUND    FIDELITY VIP    FIDELITY VIP
                                                   CONTRAFUND      SERVICE        GROWTH          GROWTH
                                                 SERVICE CLASS     CLASS 2    SERVICE CLASS  SERVICE CLASS 2
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                       $ 304,848,847  $ 19,926,375  $111,691,952     $ 2,154,399
Changes From Operations:
   - Net investment income (loss)                     (293,113)       (9,932)     (289,678)         (5,365)
   - Net realized gain (loss) on investments         1,548,073       245,319    (5,165,037)        (14,826)
   - Net change in unrealized appreciation
     or depreciation on investments               (133,537,937)  (10,853,123)  (44,649,023)     (1,433,761)
                                                 -------------  ------------  ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (132,282,977)  (10,617,736)  (50,103,738)     (1,453,952)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             18,855,119     9,199,873     5,326,358       1,370,247
   - Contract withdrawals & transfers to
     annuity reserves                              (31,259,334)   (2,239,260)   (8,877,202)       (161,020)
   - Contract transfers                              9,734,560        19,131    (7,852,875)        105,773
                                                 -------------  ------------  ------------     -----------
                                                    (2,669,655)    6,979,744   (11,403,719)      1,315,000
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               252,025            --        99,252              --
   - Annuity Payments                                 (287,873)           --       (21,076)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                5,550            --          (210)             --
                                                 -------------  ------------  ------------     -----------
                                                       (30,298)           --        77,966              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (2,699,953)    6,979,744   (11,325,753)      1,315,000
                                                 -------------  ------------  ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (134,982,930)   (3,637,992)  (61,429,491)       (138,952)
                                                 -------------  ------------  ------------     -----------
NET ASSETS AT DECEMBER 31, 2008                    169,865,917    16,288,383    50,262,461       2,015,447
Changes From Operations:
   - Net investment income (loss)                      567,638        62,295      (332,140)        (19,651)
   - Net realized gain (loss) on investments       (11,887,455)     (232,966)   (6,990,886)       (104,724)
   - Net change in unrealized appreciation or
     depreciation on investments                    65,758,304     6,972,775    19,164,621         790,438
                                                 -------------  ------------  ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  54,438,487     6,802,104    11,841,595         666,063
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             11,188,524     7,452,169     3,163,137       1,101,463
   - Contract withdrawals & transfers to
     annuity reserves                              (19,773,860)   (2,080,501)   (5,168,336)       (252,846)
   - Contract transfers                             (1,845,964)     (410,657)   (4,978,394)       (218,061)
                                                 -------------  ------------  ------------     -----------
                                                   (10,431,300)    4,961,011    (6,983,593)        630,556
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               (85,613)           --       (47,602)             --
   - Annuity Payments                                 (206,337)           --       (25,021)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 (934)           --        (3,640)             --
                                                 -------------  ------------  ------------     -----------
                                                      (292,884)           --       (76,263)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (10,724,184)    4,961,011    (7,059,856)        630,556
                                                 -------------  ------------  ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             43,714,303    11,763,115     4,781,739       1,296,619
                                                 -------------  ------------  ------------     -----------
NET ASSETS AT DECEMBER 31, 2009                  $ 213,580,220  $ 28,051,498  $ 55,044,200     $ 3,312,066
                                                 =============  ============  ============     ===========

                                                                 FTVIPT      FTVIPT       FTVIPT
                                                 FIDELITY VIP   FRANKLIN     MUTUAL     TEMPLETON
                                                    MID CAP      INCOME      SHARES    GLOBAL BOND
                                                    SERVICE    SECURITIES  SECURITIES   SECURITIES
                                                    CLASS 2      CLASS 2     CLASS 2     CLASS 2
                                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                       $ 1,684,625   $1,788,802  $1,207,556  $1,351,429
Changes From Operations:
   - Net investment income (loss)                    (16,180)      65,765      25,108      62,579
   - Net realized gain (loss) on investments         215,573      (17,930)     29,439      12,968
   - Net change in unrealized appreciation or
     depreciation on investments                  (1,119,810)    (635,635)   (633,614)     40,963
                                                 -----------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (920,417)    (587,800)   (579,067)    116,510
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              689,665      278,719     327,145   1,296,613
   - Contract withdrawals & transfers to
     annuity reserves                               (165,505)     (62,049)    (54,131)   (225,348)
   - Contract transfers                              418,855       73,242     242,596   1,305,714
                                                 -----------   ----------  ----------  ----------
                                                     943,015      289,912     515,610   2,376,979
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --           --          --          --
   - Annuity Payments                                     --           --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           --          --          --
                                                 -----------   ----------  ----------  ----------
                                                          --           --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            943,015      289,912     515,610   2,376,979
                                                 -----------   ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               22,598     (297,888)    (63,457)  2,493,489
                                                 -----------   ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2008                    1,707,223    1,490,914   1,144,099   3,844,918
Changes From Operations:
   - Net investment income (loss)                    (14,028)     129,754       8,012     538,103
   - Net realized gain (loss) on investments        (152,089)    (191,376)   (195,323)     46,374
   - Net change in unrealized appreciation or
     depreciation on investments                     860,117      562,653     504,751     119,942
                                                 -----------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   694,000      501,031     317,440     704,419
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              246,777      223,094     386,997     371,038
   - Contract withdrawals & transfers to
     annuity reserves                               (221,117)    (155,647)    (78,467)   (912,962)
   - Contract transfers                             (102,471)    (387,841)   (456,934)    889,361
                                                 -----------   ----------  ----------  ----------
                                                     (76,811)    (320,394)   (148,404)    347,437
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --           --          --          --
   - Annuity Payments                                     --           --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           --          --          --
                                                 -----------   ----------  ----------  ----------
                                                          --           --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (76,811)    (320,394)   (148,404)    347,437
                                                 -----------   ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              617,189      180,637     169,036   1,051,856
                                                 -----------   ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                  $ 2,324,412   $1,671,551  $1,313,135  $4,896,774
                                                 ===========   ==========  ==========  ==========

See accompanying notes.

                                                                                                                 LVIP
                                                                LVIP BARON                       LVIP       COHEN & STEERS
                                                 JANUS ASPEN      GROWTH      LVIP CAPITAL  COHEN & STEERS      GLOBAL
                                                    SERIES    OPPORTUNITIES      GROWTH         GLOBAL        REAL ESTATE
                                                  WORLDWIDE   SERVICE CLASS  SERVICE CLASS    REAL ESTATE    SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                        $ 730,506   $175,843,860     $ 24,407      $ 3,175,248      $  638,990
   Changes From Operations:
   - Net investment income (loss)                     2,035     (1,382,478)        (372)          20,732           1,722
   - Net realized gain (loss) on investments        (14,362)     9,615,630       (6,428)        (397,118)        (57,111)
   - Net change in unrealized appreciation or
     depreciation on investments                   (222,660)   (72,975,249)     (17,429)      (1,939,836)       (464,388)
                                                  ---------   ------------     --------      -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (234,987)   (64,742,097)     (24,229)      (2,316,222)       (519,777)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               4,528     13,895,595        3,000          339,216         522,308
   - Contract withdrawals & transfers to
     annuity reserves                              (222,562)   (15,461,674)      (1,841)        (554,632)       (146,117)
   - Contract transfers                             (13,719)   (14,721,843)      27,765        2,422,535         374,527
                                                  ---------   ------------     --------      -----------      ----------
                                                   (231,753)   (16,287,922)      28,924        2,207,119         750,718
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --         45,481           --           45,412              --
   - Annuity Payments                                (3,473)       (44,701)          --           (4,276)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               294            119           --               52              --
                                                  ---------   ------------     --------      -----------      ----------
                                                     (3,179)           899           --           41,188              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (234,932)   (16,287,023)      28,924        2,248,307         750,718
                                                  ---------   ------------     --------      -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (469,919)   (81,029,120)       4,695          (67,915)        230,941
                                                  ---------   ------------     --------      -----------      ----------
NET ASSETS AT DECEMBER 31, 2008                     260,587     94,814,740       29,102        3,107,333         869,931
Changes From Operations:
   - Net investment income (loss)                     1,022     (1,061,268)        (280)         (38,179)        (14,253)
   - Net realized gain (loss) on investments        (65,320)    (1,892,248)      (5,824)        (569,640)        (88,194)
   - Net change in unrealized appreciation or
     depreciation on investments                     97,577     37,113,323       14,969        1,882,714         609,272
                                                  ---------   ------------     --------      -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   33,279     34,159,807        8,865        1,274,895         506,825
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              20,904     10,086,667        1,619          251,563         427,910
   - Contract withdrawals & transfers to
     annuity reserves                                (9,961)   (11,378,622)        (545)        (627,128)       (108,843)
   - Contract transfers                            (113,703)    (1,766,903)     (28,396)       1,807,661         173,601
                                                  ---------   ------------     --------      -----------      ----------
                                                   (102,760)    (3,058,858)     (27,322)       1,432,096         492,668
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --         21,840           --            2,915              --
   - Annuity Payments                                (2,376)       (28,835)          --           (2,259)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               419          1,047           --                8              --
                                                  ---------   ------------     --------      -----------      ----------
                                                     (1,957)        (5,948)          --              664              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (104,717)    (3,064,806)     (27,322)       1,432,760         492,668
                                                  ---------   ------------     --------      -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (71,438)    31,095,001      (18,457)       2,707,655         999,493
                                                  ---------   ------------     --------      -----------      ----------
NET ASSETS AT DECEMBER 31, 2009                   $ 189,149   $125,909,741     $ 10,645      $ 5,814,988      $1,869,424
                                                  =========   ============     ========      ===========      ==========

                                                      LVIP                                       LVIP
                                                    COLUMBIA                       LVIP        DELAWARE
                                                     VALUE          LVIP         DELAWARE     FOUNDATION
                                                 OPPORTUNITIES    DELAWARE         BOND       AGGRESSIVE
                                                 SERVICE CLASS      BOND      SERVICE CLASS   ALLOCATION
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                         $108,815     $369,981,385   $10,406,613   $229,050,374
   Changes From Operations:
   - Net investment income (loss)                      (658)      13,257,822       447,180      9,872,356
   - Net realized gain (loss) on investments         21,257         (464,717)      (22,581)    15,944,341
   - Net change in unrealized appreciation or
     depreciation on investments                    (60,917)     (28,218,452)     (963,424)   (97,644,065)
                                                   --------     ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (40,318)     (15,425,347)     (538,825)   (71,827,368)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              54,264       23,193,628     4,420,057      6,846,272
   - Contract withdrawals & transfers to
     annuity reserves                               (26,439)     (51,743,066)   (1,547,931)   (23,323,811)
   - Contract transfers                              22,677        9,968,331      (163,936)   (10,149,889)
                                                   --------     ------------   -----------   ------------
                                                     50,502      (18,581,107)    2,708,190    (26,627,428)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --          297,908            --         56,478
   - Annuity Payments                                    --         (686,518)           --       (153,403)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --           18,327            --         (9,887)
                                                   --------     ------------   -----------   ------------
                                                         --         (370,283)           --       (106,812)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            50,502      (18,951,390)    2,708,190    (26,734,240)
                                                   --------     ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              10,184      (34,376,737)    2,169,365    (98,561,608)
                                                   --------     ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2008                     118,999      335,604,648    12,575,978    130,488,766
Changes From Operations:
   - Net investment income (loss)                      (967)      10,990,510       495,345        844,181
   - Net realized gain (loss) on investments         (6,967)         351,465        (3,389)    (8,606,225)
   - Net change in unrealized appreciation or
     depreciation on investments                     40,446       44,152,200     1,874,376     42,913,241
                                                   --------     ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   32,512       55,494,175     2,366,332     35,151,197
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              36,097       15,871,371     4,320,287      4,594,685
   - Contract withdrawals & transfers to
     annuity reserves                                  (578)     (55,308,089)   (1,520,237)   (13,887,746)
   - Contract transfers                              (9,089)       1,377,758      (253,231)   (10,957,741)
                                                   --------     ------------   -----------   ------------
                                                     26,430      (38,058,960)    2,546,819    (20,250,802)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --          112,400            --        (20,972)
   - Annuity Payments                                    --         (752,741)           --       (114,476)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --           (3,476)           --         (3,811)
                                                   --------     ------------   -----------   ------------
                                                         --         (643,817)           --       (139,259)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            26,430      (38,702,777)    2,546,819    (20,390,061)
                                                   --------     ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              58,942       16,791,398     4,913,151     14,761,136
                                                   --------     ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2009                    $177,941     $352,396,046   $17,489,129   $145,249,902
                                                   ========     ============   ===========   ============

                                                 LVIP DELAWARE                 LVIP DELAWARE
                                                   FOUNDATION   LVIP DELAWARE    FOUNDATION   LVIP DELAWARE
                                                   AGGRESSIVE    FOUNDATION     CONSERVATIVE    FOUNDATION
                                                   ALLOCATION   CONSERVATIVE     ALLOCATION      MODERATE
                                                 SERVICE CLASS   ALLOCATION    SERVICE CLASS    ALLOCATION
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                        $1,551,558    $ 456,251,555   $ 2,980,360     $     --
Changes From Operations:
   - Net investment income (loss)                     99,306        5,086,702        36,992           --
   - Net realized gain (loss) on investments         126,142       34,448,081       231,605           --
   - Net change in unrealized appreciation or
     depreciation on investments                    (884,044)    (154,650,869)   (1,201,192)          --
                                                  ----------    -------------   -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                 (658,596)    (115,116,086)     (932,595)          --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              868,087       11,782,904     1,353,178           --
   - Contract withdrawals & transfers to
     annuity reserves                               (149,970)     (46,742,029)     (466,139)          --
   - Contract transfers                             (115,403)     (26,814,631)     (347,700)          --
                                                  ----------    -------------   -----------     --------
                                                     602,714      (61,773,756)      539,339           --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --           43,492            --           --
   - Annuity Payments                                     --         (342,238)           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           (6,783)           --           --
                                                  ----------    -------------   -----------     --------
                                                          --         (305,529)           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            602,714      (62,079,285)      539,339           --
                                                  ----------    -------------   -----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (55,882)    (177,195,371)     (393,256)          --
                                                  ----------    -------------   -----------     --------
NET ASSETS AT DECEMBER 31, 2008                    1,495,676      279,056,184     2,587,104           --
Changes From Operations:
   - Net investment income (loss)                     10,664        5,095,659        50,585        3,031
   - Net realized gain (loss) on investments         (89,477)     (12,773,836)      (87,622)         216
   - Net change in unrealized appreciation or
     depreciation on investments                     612,990       61,457,211       650,276       11,069
                                                  ----------    -------------   -----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   534,177       53,779,034       613,239       14,316
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              664,511        7,363,522       793,094       61,681
   - Contract withdrawals & transfers to
     annuity reserves                               (187,537)     (31,175,940)     (263,595)      (2,522)
   - Contract transfers                             (144,128)     (10,238,506)     (124,953)     390,886
                                                  ----------    -------------   -----------     --------
                                                     332,846      (34,050,924)      404,546      450,045
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --          (73,141)           --           --
   - Annuity Payments                                     --         (238,013)           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           15,964            --           --
                                                  ----------    -------------   -----------     --------
                                                          --         (295,190)           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            332,846      (34,346,114)      404,546      450,045
                                                  ----------    -------------   -----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              867,023       19,432,920     1,017,785      464,361
                                                  ----------    -------------   -----------     --------
NET ASSETS AT DECEMBER 31, 2009                   $2,362,699    $ 298,489,104   $ 3,604,889     $464,361
                                                  ==========    =============   ===========     ========

See accompanying notes.

                                                 LVIP DELAWARE
                                                  FOUNDATION                    LVIP DELAWARE                 LVIP DELAWARE
                                                   MODERATE      LVIP DELAWARE   GROWTH AND    LVIP DELAWARE     SOCIAL
                                                  ALLOCATION      GROWTH AND       INCOME          SOCIAL       AWARENESS
                                                 SERVICE CLASS      INCOME      SERVICE CLASS    AWARENESS    SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                          $    --     $1,751,316,941   $ 2,855,014   $ 876,777,353   $ 5,755,083
Changes From Operations:
   - Net investment income (loss)                        --          3,127,771           604      (1,001,946)      (18,526)
   - Net realized gain (loss) on investments             --        140,237,605       245,578      48,438,792       353,241
   - Net change in unrealized appreciation or
     depreciation on investments                         --       (726,946,688)   (1,412,424)   (327,188,597)   (2,829,387)
                                                    -------     --------------   -----------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --       (583,581,312)   (1,166,242)   (279,751,751)   (2,494,672)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --         43,914,655     1,111,305      25,776,092     2,773,649
   - Contract withdrawals & transfers to
     annuity reserves                                    --       (159,743,075)     (268,094)    (82,480,879)     (371,964)
   - Contract transfers                                  --        (96,368,970)     (352,369)    (53,324,655)     (420,908)
                                                    -------     --------------   -----------   -------------   -----------
                                                         --       (212,197,390)      490,842    (110,029,442)    1,980,777
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --           (210,409)           --          24,257            --
   - Annuity Payments                                    --         (3,256,303)           --        (345,430)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             81,075            --          12,468            --
                                                    -------     --------------   -----------   -------------   -----------
                                                         --         (3,385,637)           --        (308,705)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --       (215,583,027)      490,842    (110,338,147)    1,980,777
                                                    -------     --------------   -----------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --       (799,164,339)     (675,400)   (390,089,898)     (513,895)
                                                    -------     --------------   -----------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2008                          --        952,152,602     2,179,614     486,687,455     5,241,188
Changes From Operations:
   - Net investment income (loss)                       104          1,089,100        (3,592)     (1,520,090)      (39,015)
   - Net realized gain (loss) on investments             28        (44,109,474)      (54,762)      8,967,853       252,692
   - Net change in unrealized appreciation or
     depreciation on investments                        537        245,301,222       645,254     119,394,648     1,566,484
                                                    -------     --------------   -----------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      669        202,280,848       586,900     126,842,411     1,780,161
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              17,777         41,705,674       767,370      17,139,440     2,051,852
   - Contract withdrawals & transfers to
     annuity reserves                                (1,150)       (93,533,208)     (224,560)    (56,957,315)     (582,920)
   - Contract transfers                               2,224        (41,099,982)     (135,020)    (21,837,064)     (185,147)
                                                    -------     --------------   -----------   -------------   -----------
                                                     18,851        (92,927,516)      407,790     (61,654,939)    1,283,785
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --            (64,260)           --          71,127            --
   - Annuity Payments                                    --         (2,244,641)           --        (214,426)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            152,518            --          24,152            --
                                                    -------     --------------   -----------   -------------   -----------
                                                         --         (2,156,383)           --        (119,147)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            18,851        (95,083,899)      407,790     (61,774,086)    1,283,785
                                                    -------     --------------   -----------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              19,520        107,196,949       994,690      65,068,325     3,063,946
                                                    -------     --------------   -----------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2009                     $19,520     $1,059,349,551   $ 3,174,304   $ 551,755,780   $ 8,305,134
                                                    =======     ==============   ===========   =============   ===========

                                                                LVIP DELAWARE
                                                 LVIP DELAWARE     SPECIAL                   LVIP GLOBAL
                                                    SPECIAL     OPPORTUNITIES  LVIP GLOBAL      INCOME
                                                 OPPORTUNITIES  SERVICE CLASS    INCOME     SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                       $ 669,117,339   $12,443,100   $       --     $     --
Changes From Operations:
   - Net investment income (loss)                      308,236       (14,620)          --           --
   - Net realized gain (loss) on investments        60,141,972       967,254           --           --
   - Net change in unrealized appreciation or
     depreciation on investments                  (285,708,045)   (6,234,800)          --           --
                                                 -------------   -----------   ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (225,257,837)   (5,282,166)          --           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             20,249,105     4,541,110           --           --
   - Contract withdrawals & transfers to
     annuity reserves                              (59,616,991)   (1,067,402)          --           --
   - Contract transfers                            (50,573,739)     (818,554)          --           --
                                                 -------------   -----------   ----------     --------
                                                   (89,941,625)    2,655,154           --           --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       151,180            --           --           --
   - Annuity Payments                                 (370,376)           --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                6,434            --           --           --
                                                 -------------   -----------   ----------     --------
                                                      (212,762)           --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (90,154,387)    2,655,154           --           --
                                                 -------------   -----------   ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (315,412,224)   (2,627,012)          --           --
                                                 -------------   -----------   ----------     --------
NET ASSETS AT DECEMBER 31, 2008                    353,705,115     9,816,088           --           --
Changes From Operations:
   - Net investment income (loss)                     (133,195)      (37,112)      26,695        4,012
   - Net realized gain (loss) on investments         2,292,564       224,149        1,843          610
   - Net change in unrealized appreciation or
     depreciation on investments                    90,999,691     3,098,464      (11,986)      (4,372)
                                                 -------------   -----------   ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  93,159,060     3,285,501       16,552          250
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             13,339,340     3,351,261       49,639      251,830
   - Contract withdrawals & transfers to
     annuity reserves                              (36,815,842)   (1,108,894)     (37,819)     (17,792)
   - Contract transfers                            (16,025,025)     (434,059)   2,165,384      208,781
                                                 -------------   -----------   ----------     --------
                                                   (39,501,527)    1,808,308    2,177,204      442,819
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        63,449            --       47,332           --
   - Annuity Payments                                 (242,419)           --         (555)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                4,655            --           --           --
                                                 -------------   -----------   ----------     --------
                                                      (174,315)           --       46,777           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (39,675,842)    1,808,308    2,223,981      442,819
                                                 -------------   -----------   ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             53,483,218     5,093,809    2,240,533      443,069
                                                 -------------   -----------   ----------     --------
NET ASSETS AT DECEMBER 31, 2009                  $ 407,188,333   $14,909,897   $2,240,533     $443,069
                                                 =============   ===========   ==========     ========

                                                                  LVIP JANUS    LVIP MARSICO
                                                   LVIP JANUS      CAPITAL     INTERNATIONAL     LVIP MFS
                                                    CAPITAL      APPRECIATION      GROWTH         VALUE
                                                  APPRECIATION  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                       $ 465,106,010   $  667,920      $ 191,087     $   81,574
Changes From Operations:
   - Net investment income (loss)                   (1,285,069)      (3,100)          (109)          (161)
   - Net realized gain (loss) on investments        (1,775,099)       1,084          8,424         (7,323)
   - Net change in unrealized appreciation or
     depreciation on investments                  (176,650,429)    (364,809)      (118,262)       (23,986)
                                                 -------------   ----------      ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (179,710,597)    (366,825)      (109,947)       (31,470)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             15,351,393      357,479         30,349         50,763
   - Contract withdrawals & transfers to
     annuity reserves                              (41,344,832)     (57,177)        (2,723)       (10,202)
   - Contract transfers                            (19,612,813)      54,196         17,201        127,032
                                                 -------------   ----------      ---------     ----------
                                                   (45,606,252)     354,498         44,827        167,593
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                18,156           --             --             --
   - Annuity Payments                                 (164,763)          --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                4,121           --             --             --
                                                 -------------   ----------      ---------     ----------
                                                      (142,486)          --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (45,748,738)     354,498         44,827        167,593
                                                 -------------   ----------      ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (225,459,335)     (12,327)       (65,120)       136,123
                                                 -------------   ----------      ---------     ----------
NET ASSETS AT DECEMBER 31, 2008                    239,646,675      655,593        125,967        217,697
Changes From Operations:
   - Net investment income (loss)                     (398,106)        (723)          (836)         6,044
   - Net realized gain (loss) on investments        (9,567,938)      (9,368)       (49,967)        (3,355)
   - Net change in unrealized appreciation or
     depreciation on investments                    92,183,551      334,588        135,858        102,430
                                                 -------------   ----------      ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  82,217,507      324,497         85,055        105,119
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             10,131,663      386,816        175,304        698,469
   - Contract withdrawals & transfers to
     annuity reserves                              (25,184,679)     (61,177)       (30,341)       (22,154)
   - Contract transfers                            (10,449,563)      25,207         43,384        194,557
                                                 -------------   ----------      ---------     ----------
                                                   (25,502,579)     350,846        188,347        870,872
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                (2,239)          --             --             --
   - Annuity Payments                                 (119,326)          --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                4,456           --             --             --
                                                 -------------   ----------      ---------     ----------
                                                      (117,109)          --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (25,619,688)     350,846        188,347        870,872
                                                 -------------   ----------      ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             56,597,819      675,343        273,402        975,991
                                                 -------------   ----------      ---------     ----------
NET ASSETS AT DECEMBER 31, 2009                  $ 296,244,494   $1,330,936      $ 399,369     $1,193,688
                                                 =============   ==========      =========     ==========

See accompanying notes.

                                                                                    LVIP
                                                      LVIP           LVIP         MONDRIAN
                                                    MID-CAP        MONDRIAN    INTERNATIONAL                  LVIP MONEY
                                                     VALUE      INTERNATIONAL      VALUE       LVIP MONEY       MARKET
                                                 SERVICE CLASS      VALUE      SERVICE CLASS     MARKET     SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                         $150,455     $ 578,376,029   $10,389,706   $118,142,507   $ 2,535,357
Changes From Operations:
   - Net investment income (loss)                      (854)       15,847,567       415,140      1,832,637        34,883
   - Net realized gain (loss) on investments         (6,864)       51,367,269       569,926            580            17
   - Net change in unrealized appreciation or
     depreciation on investments                    (42,509)     (265,348,702)   (5,547,206)            --             3
                                                   --------     -------------   -----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (50,227)     (198,133,866)   (4,562,140)     1,833,217        34,903
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              30,937        19,255,517     4,395,693      9,966,449     2,465,819
   - Contract withdrawals & transfers to
     annuity reserves                                (1,052)      (51,988,002)     (983,120)   (44,467,453)     (585,967)
   - Contract transfers                             (57,401)      (42,124,733)     (681,307)    89,018,854     1,362,771
                                                   --------     -------------   -----------   ------------   -----------
                                                    (27,516)      (74,857,218)    2,731,266     54,517,850     3,242,623
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --           125,579            --        178,868            --
   - Annuity Payments                                    --          (163,355)           --       (119,899)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             5,225            --          2,008            --
                                                   --------     -------------   -----------   ------------   -----------
                                                         --           (32,551)           --         60,977            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (27,516)      (74,889,769)    2,731,266     54,578,827     3,242,623
                                                   --------     -------------   -----------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (77,743)     (273,023,635)   (1,830,874)    56,412,044     3,277,526
                                                   --------     -------------   -----------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2008                      72,712       305,352,394     8,558,832    174,554,551     5,812,883
Changes From Operations:
   - Net investment income (loss)                    (1,317)        6,581,815       240,142     (1,065,946)      (59,023)
   - Net realized gain (loss) on investments           (556)         (110,522)      (57,397)         1,593            74
   - Net change in unrealized appreciation or
     depreciation on investments                     63,911        46,273,981     1,929,241             --            (1)
                                                   --------     -------------   -----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   62,038        52,745,274     2,111,986     (1,064,353)      (58,950)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              60,593        11,481,509     3,243,102      9,501,745     3,298,178
   - Contract withdrawals & transfers to
     annuity reserves                                (2,161)      (31,418,444)   (1,014,580)   (34,657,801)   (1,004,472)
   - Contract transfers                               2,937       (18,131,488)     (290,092)   (26,612,375)   (1,373,661)
                                                   --------     -------------   -----------   ------------   -----------
                                                     61,369       (38,068,423)    1,938,430    (51,768,431)      920,045
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --            29,665            --        408,941            --
   - Annuity Payments                                    --          (146,502)           --         34,704            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             3,139            --          1,374            --
                                                   --------     -------------   -----------   ------------   -----------
                                                         --          (113,698)           --        445,019            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            61,369       (38,182,121)    1,938,430    (51,323,412)      920,045
                                                   --------     -------------   -----------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             123,407        14,563,153     4,050,416    (52,387,765)      861,095
                                                   --------     -------------   -----------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2009                    $196,119     $ 319,915,547   $12,609,248   $122,166,786   $ 6,673,978
                                                   ========     =============   ===========   ============   ===========


                                                                                LVIP SSgA
                                                               LVIP SSgA        DEVELOPED       LVIP SSgA
                                                  LVIP SSgA    BOND INDEX   INTERNATIONAL 150    EMERGING
                                                 BOND INDEX  SERVICE CLASS    SERVICE CLASS    MARKETS 100
                                                 SUBACCOUNT    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                       $       --    $     --          $    --       $        --
Changes From Operations:
   - Net investment income (loss)                        --        (208)              18                --
   - Net realized gain (loss) on investments             --      (1,509)              --                --
   - Net change in unrealized appreciation or
     depreciation on investments                         --       1,330              148                --
                                                 ----------    --------          -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --        (387)             166                --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --      42,477            1,776                --
   - Contract withdrawals & transfers to
     annuity reserves                                    --     (12,926)              --                --
   - Contract transfers                                  --       6,362               --                --
                                                 ----------    --------          -------       -----------
                                                         --      35,913            1,776                --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --          --               --                --
   - Annuity Payments                                    --          --               --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --          --               --                --
                                                 ----------    --------          -------       -----------
                                                         --          --               --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --      35,913            1,776                --
                                                 ----------    --------          -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --      35,526            1,942                --
                                                 ----------    --------          -------       -----------
NET ASSETS AT DECEMBER 31, 2008                          --      35,526            1,942                --
Changes From Operations:
   - Net investment income (loss)                    24,438       3,060               47           112,504
   - Net realized gain (loss) on investments          1,909       1,660            3,322           124,677
   - Net change in unrealized appreciation or
     depreciation on investments                    (13,117)      4,373            3,675         2,046,529
                                                 ----------    --------          -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   13,230       9,093            7,044         2,283,710
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              57,195     235,254           15,116           406,952
   - Contract withdrawals & transfers to
     annuity reserves                                (5,922)    (20,589)          (1,983)         (521,684)
   - Contract transfers                           1,899,241     180,459            7,013        15,270,353
                                                 ----------    --------          -------       -----------
                                                  1,950,514     395,124           20,146        15,155,621
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             36,585          --               --                --
   - Annuity Payments                                  (524)         --               --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --          --               --                --
                                                 ----------    --------          -------       -----------
                                                     36,061          --               --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         1,986,575     395,124           20,146        15,155,621
                                                 ----------    --------          -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,999,805     404,217           27,190        17,439,331
                                                 ----------    --------          -------       -----------
NET ASSETS AT DECEMBER 31, 2009                  $1,999,805    $439,743          $29,132       $17,439,331
                                                 ==========    ========          =======       ===========

                                                   LVIP SSgA                     LVIP SSgA
                                                    EMERGING      LVIP SSgA    INTERNATIONAL    LVIP SSgA
                                                  MARKETS 100   INTERNATIONAL      INDEX      LARGE CAP 100
                                                 SERVICE CLASS      INDEX      SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                         $     --       $     --       $     --       $     --
Changes From Operations:
   - Net investment income (loss)                        --             --             --             --
   - Net realized gain (loss) on investments             --             --             --             --
   - Net change in unrealized appreciation or
     depreciation on investments                         --             --             --             --
                                                   --------       --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --             --             --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --             --             --             --
   - Contract withdrawals & transfers to
     annuity reserves                                    --             --             --             --
   - Contract transfers                                  --             --             --             --
                                                   --------       --------       --------       --------
                                                         --             --             --             --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --             --             --             --
   - Annuity Payments                                    --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --             --             --
                                                   --------       --------       --------       --------
                                                         --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --             --             --             --
                                                   --------       --------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --             --             --             --
                                                   --------       --------       --------       --------
NET ASSETS AT DECEMBER 31, 2008                          --             --             --             --
Changes From Operations:
   - Net investment income (loss)                     4,093          6,988          1,698            126
   - Net realized gain (loss) on investments         10,720         21,286          1,403          2,890
   - Net change in unrealized appreciation or
     depreciation on investments                    115,142         32,272         22,054         11,291
                                                   --------       --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  129,955         60,546         25,155         14,307
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             298,658         22,249        102,977         48,325
   - Contract withdrawals & transfers to
     annuity reserves                               (14,431)       (57,515)          (422)          (562)
   - Contract transfers                             529,034        722,324         99,676        (16,135)
                                                   --------       --------       --------       --------
                                                    813,261        687,058        202,231         31,628
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --             --             --             --
   - Annuity Payments                                    --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --             --             --
                                                   --------       --------       --------       --------
                                                         --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           813,261        687,058        202,231         31,628
                                                   --------       --------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             943,216        747,604        227,386         45,935
                                                   --------       --------       --------       --------
NET ASSETS AT DECEMBER 31, 2009                    $943,216       $747,604       $227,386       $ 45,935
                                                   ========       ========       ========       ========

See accompanying notes.

                                                                 LVIP SSgA                   LVIP SSgA      LVIP SSgA
                                                   LVIP SSgA      S&P 500      LVIP SSgA     SMALL-CAP      SMALL-MID
                                                    S&P 500        INDEX       SMALL-CAP       INDEX         CAP 200
                                                     INDEX     SERVICE CLASS     INDEX     SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                       $ 2,957,466    $   41,619    $ 2,749,900   $  210,371      $     --
Changes From Operations:
   - Net investment income (loss)                    188,736         9,586          3,926         (135)           --
   - Net realized gain (loss) on investments        (987,798)      (10,575)      (125,937)      27,655            --
   - Net change in unrealized appreciation or
     depreciation on investments                  (1,635,794)      (58,431)    (1,041,060)    (149,389)           --
                                                 -----------    ----------    -----------   ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (2,434,856)      (59,420)    (1,163,071)    (121,869)           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              559,947       217,804        131,845      161,961            --
   - Contract withdrawals & transfers to
     annuity reserves                             (1,117,779)      (15,092)      (247,978)      (6,598)           --
   - Contract transfers                            5,504,478       205,997        927,537      109,889            --
                                                 -----------    ----------    -----------   ----------      --------
                                                   4,946,646       408,709        811,404      265,252            --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                      81,175            --         20,757           --            --
   - Annuity Payments                                 (6,207)           --         (1,393)          --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (514)           --            (20)          --            --
                                                 -----------    ----------    -----------   ----------      --------
                                                      74,454            --         19,344           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          5,021,100       408,709        830,748      265,252            --
                                                 -----------    ----------    -----------   ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            2,586,244       349,289       (332,323)     143,383            --
                                                 -----------    ----------    -----------   ----------      --------
NET ASSETS AT DECEMBER 31, 2008                    5,543,710       390,908      2,417,577      353,754            --
Changes From Operations:
   - Net investment income (loss)                     45,038         3,169         (7,836)      (2,667)        2,757
   - Net realized gain (loss) on investments        (718,425)      (11,553)      (304,864)     (18,186)        5,875
   - Net change in unrealized appreciation or
     depreciation on investments                   2,414,129       192,834      1,201,680      248,188        51,218
                                                 -----------    ----------    -----------   ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,740,742       184,450        888,980      227,335        59,850
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              773,083       488,080        154,812      543,923       197,271
   - Contract withdrawals & transfers to
     annuity reserves                               (782,661)      (66,383)      (295,650)     (35,717)      (18,070)
   - Contract transfers                            2,908,610        10,659        686,097      128,607       113,141
                                                 -----------    ----------    -----------   ----------      --------
                                                   2,899,032       432,356        545,259      636,813       292,342
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --            --             --           --            --
   - Annuity Payments                                 (6,310)           --         (1,836)          --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 75            --              9           --            --
                                                 -----------    ----------    -----------   ----------      --------
                                                      (6,235)           --         (1,827)          --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          2,892,797       432,356        543,432      636,813       292,342
                                                 -----------    ----------    -----------   ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,633,539       616,806      1,432,412      864,148       352,192
                                                 -----------    ----------    -----------   ----------      --------
NET ASSETS AT DECEMBER 31, 2009                  $10,177,249    $1,007,714    $ 3,849,989   $1,217,902      $352,192
                                                 ===========    ==========    ===========   ==========      ========

                                                                                    LVIP T. ROWE
                                                 LVIP T. ROWE     LVIP T. ROWE    PRICE STRUCTURED
                                                 PRICE GROWTH   PRICE STRUCTURED       MID-CAP      LVIP TEMPLETON
                                                     STOCK           MID-CAP           GROWTH           GROWTH
                                                 SERVICE CLASS       GROWTH         SERVICE CLASS   SERVICE CLASS
                                                  SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                         $ 12,043       $195,141,740       $1,732,713        $172,762
Changes From Operations:
   - Net investment income (loss)                      (473)        (1,546,964)         (16,489)          1,573
   - Net realized gain (loss) on investments         (3,090)        (4,480,956)         (15,062)          4,822
   - Net change in unrealized appreciation or
     depreciation on investments                    (26,973)       (73,270,796)        (863,052)        (83,564)
                                                   --------       ------------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (30,536)       (79,298,716)        (894,603)        (77,169)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              36,497          8,016,774          857,420          57,746
   - Contract withdrawals & transfers to
     annuity reserves                                (8,953)       (16,628,932)        (267,569)         (1,372)
   - Contract transfers                              59,834         (7,824,373)        (141,153)         16,721
                                                   --------       ------------       ----------        --------
                                                     87,378        (16,436,531)         448,698          73,095
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --                 --               --              --
   - Annuity Payments                                    --            (40,601)              --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --                941               --              --
                                                   --------       ------------       ----------        --------
                                                         --            (39,660)              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            87,378        (16,476,191)         448,698          73,095
                                                   --------       ------------       ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              56,842        (95,774,907)        (445,905)         (4,074)
                                                   --------       ------------       ----------        --------
NET ASSETS AT DECEMBER 31, 2008                      68,885         99,366,833        1,286,808         168,688
Changes From Operations:
   - Net investment income (loss)                    (2,804)        (1,050,474)         (21,492)          1,300
   - Net realized gain (loss) on investments          6,043         (4,912,662)         (39,113)        (16,097)
   - Net change in unrealized appreciation or
     depreciation on investments                     97,382         49,742,902          877,498          70,100
                                                   --------       ------------       ----------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  100,621         43,779,766          816,893          55,303
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             163,124          5,808,647          984,342          48,380
   - Contract withdrawals & transfers to
     annuity reserves                                (6,563)       (10,766,892)        (151,286)         (4,545)
   - Contract transfers                              24,903          3,493,424          189,589         (20,179)
                                                   --------       ------------       ----------        --------
                                                    181,464         (1,464,821)       1,022,645          23,656
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --             15,866               --              --
   - Annuity Payments                                    --            (26,272)              --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --              1,438               --              --
                                                   --------       ------------       ----------        --------
                                                         --             (8,968)              --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           181,464         (1,473,789)       1,022,645          23,656
                                                   --------       ------------       ----------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             282,085         42,305,977        1,839,538          78,959
                                                   --------       ------------       ----------        --------
NET ASSETS AT DECEMBER 31, 2009                    $350,970       $141,672,810       $3,126,346        $247,647
                                                   ========       ============       ==========        ========

                                                      LVIP                          LVIP
                                                     TURNER          LVIP       WELLS FARGO
                                                    MID-CAP      WELLS FARGO     INTRINSIC         LVIP
                                                     GROWTH        INTRINSIC       VALUE      WILSHIRE 2010
                                                 SERVICE CLASS      VALUE      SERVICE CLASS     PROFILE
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                         $ 415,378    $ 595,030,053   $ 5,129,144    $1,210,709
Changes From Operations:
   - Net investment income (loss)                     (2,412)       1,960,804        18,549        28,330
   - Net realized gain (loss) on investments           9,341       23,715,745       265,690      (139,865)
   - Net change in unrealized appreciation or
     depreciation on investments                    (158,529)    (236,715,351)   (2,475,348)     (569,270)
                                                   ---------    -------------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (151,600)    (211,038,802)   (2,191,109)     (680,805)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                3,503       21,330,784     1,631,407       287,816
   - Contract withdrawals & transfers to
     annuity reserves                                (19,749)     (55,808,723)     (593,110)     (171,400)
   - Contract transfers                             (108,577)     (44,866,864)     (259,663)    2,013,145
                                                   ---------    -------------   -----------    ----------
                                                    (124,823)     (79,344,803)      778,634     2,129,561
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --         (141,204)           --            --
   - Annuity Payments                                     --         (440,332)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           10,424            --            --
                                                   ---------    -------------   -----------    ----------
                                                          --         (571,112)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (124,823)     (79,915,915)      778,634     2,129,561
                                                   ---------    -------------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (276,423)    (290,954,717)   (1,412,475)    1,448,756
                                                   ---------    -------------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2008                      138,955      304,075,336     3,716,669     2,659,465
Changes From Operations:
   - Net investment income (loss)                     (1,476)         500,077           484        29,943
   - Net realized gain (loss) on investments         (43,225)     (27,994,111)     (258,565)     (117,120)
   - Net change in unrealized appreciation or
     depreciation on investments                      98,157       85,411,541     1,164,105       782,998
                                                   ---------    -------------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    53,456       57,917,507       906,024       695,821
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               53,175       13,275,939     1,225,455       230,977
   - Contract withdrawals & transfers to
     annuity reserves                                 (5,776)     (30,757,129)     (545,952)     (998,868)
   - Contract transfers                              (53,933)     (19,673,859)     (265,674)    1,490,970
                                                   ---------    -------------   -----------    ----------
                                                      (6,534)     (37,155,049)      413,829       723,079
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --           12,462            --            --
   - Annuity Payments                                     --         (319,746)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           18,170            --            --
                                                   ---------    -------------   -----------    ----------
                                                          --         (289,114)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (6,534)     (37,444,163)      413,829       723,079
                                                   ---------    -------------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               46,922       20,473,344     1,319,853     1,418,900
                                                   ---------    -------------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2009                    $ 185,877    $ 324,548,680   $ 5,036,522    $4,078,365
                                                   =========    =============   ===========    ==========

See accompanying notes.

                                                      LVIP                          LVIP                          LVIP
                                                 WILSHIRE 2010       LVIP      WILSHIRE 2020       LVIP      WILSHIRE 2030
                                                    PROFILE     WILSHIRE 2020     PROFILE     WILSHIRE 2030     PROFILE
                                                 SERVICE CLASS     PROFILE     SERVICE CLASS     PROFILE     SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                        $    7,474     $ 1,418,015    $  167,384     $  603,292     $   87,774
Changes From Operations:
   - Net investment income (loss)                      4,098          33,492         7,337          4,599            700
   - Net realized gain (loss) on investments          (4,636)        (55,730)       (7,104)       (18,087)       (18,362)
   - Net change in unrealized appreciation or
     depreciation on investments                     (58,260)     (1,272,524)     (196,555)      (584,227)      (234,973)
                                                  ----------     -----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (58,798)     (1,294,762)     (196,322)      (597,715)      (252,635)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              266,696         385,112     1,408,042        268,272      1,339,734
   - Contract withdrawals & transfers to
     annuity reserves                                (12,701)       (259,672)      (48,641)      (243,054)      (114,273)
   - Contract transfers                              150,929       4,648,218        76,948      1,990,286         61,775
                                                  ----------     -----------    ----------     ----------     ----------
                                                     404,924       4,773,658     1,436,349      2,015,504      1,287,236
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --              --            --             --             --
   - Annuity Payments                                     --              --            --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --            --             --             --
                                                  ----------     -----------    ----------     ----------     ----------
                                                          --              --            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            404,924       4,773,658     1,436,349      2,015,504      1,287,236
                                                  ----------     -----------    ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              346,126       3,478,896     1,240,027      1,417,789      1,034,601
                                                  ----------     -----------    ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2008                      353,600       4,896,911     1,407,411      2,021,081      1,122,375
Changes From Operations:
   - Net investment income (loss)                      6,746          61,654        19,327         21,771         13,119
   - Net realized gain (loss) on investments          15,279        (133,553)       31,612        (38,555)        27,454
   - Net change in unrealized appreciation or
     depreciation on investments                     141,782       1,463,259       493,438        642,775        475,502
                                                  ----------     -----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   163,807       1,391,360       544,377        625,991        516,075
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              462,137         703,734     1,691,053        540,064      1,541,736
   - Contract withdrawals & transfers to
     annuity reserves                                (42,053)       (857,331)     (354,563)      (216,449)      (215,793)
   - Contract transfers                               68,864       2,023,774        53,669        386,629          2,174
                                                  ----------     -----------    ----------     ----------     ----------
                                                     488,948       1,870,177     1,390,159        710,244      1,328,117
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --              --            --             --             --
   - Annuity Payments                                     --              --            --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --            --             --             --
                                                  ----------     -----------    ----------     ----------     ----------
                                                          --              --            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            488,948       1,870,177     1,390,159        710,244      1,328,117
                                                  ----------     -----------    ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              652,755       3,261,537     1,934,536      1,336,235      1,844,192
                                                  ----------     -----------    ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2009                   $1,006,355     $ 8,158,448    $3,341,947     $3,357,316     $2,966,567
                                                  ==========     ===========    ==========     ==========     ==========

                                                                                                LVIP
                                                                    LVIP           LVIP       WILSHIRE
                                                      LVIP      WILSHIRE 2040    WILSHIRE     AGGRESSIVE
                                                 WILSHIRE 2040     PROFILE      AGGRESSIVE     PROFILE
                                                    PROFILE     SERVICE CLASS    PROFILE    SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                        $  236,734     $  176,967    $14,806,921   $ 5,213,611
Changes From Operations:
   - Net investment income (loss)                     (1,945)        (2,832)       (50,649)      (38,558)
   - Net realized gain (loss) on investments         (22,884)          (681)      (235,604)      107,348
   - Net change in unrealized appreciation or
     depreciation on investments                    (188,771)      (208,307)    (6,404,548)   (3,094,180)
                                                  ----------     ----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (213,600)      (211,820)    (6,690,801)   (3,025,390)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              111,083        807,629      1,429,183     4,938,694
   - Contract withdrawals & transfers to
     annuity reserves                                (44,317)       (21,001)    (1,335,069)     (802,026)
   - Contract transfers                              368,641         66,706      1,464,041      (119,314)
                                                  ----------     ----------    -----------   ------------
                                                     435,407        853,334      1,558,155     4,017,354
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --             --             --            --
   - Annuity Payments                                     --             --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --             --             --            --
                                                  ----------     ----------    -----------   ------------
                                                          --             --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            435,407        853,334      1,558,155     4,017,354
                                                  ----------     ----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              221,807        641,514     (5,132,646)      991,964
                                                  ----------     ----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2008                      458,541        818,481      9,674,275     6,205,575
Changes From Operations:
   - Net investment income (loss)                      4,726          8,257        622,817       540,206
   - Net realized gain (loss) on investments           3,110         22,535       (249,276)      394,428
   - Net change in unrealized appreciation or
     depreciation on investments                     218,652        502,652      2,398,693     1,631,833
                                                  ----------     ----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   226,488        533,444      2,772,234     2,566,467
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              224,471      1,631,350      1,303,314     4,381,344
   - Contract withdrawals & transfers to
     annuity reserves                                (41,926)      (199,634)    (1,490,874)     (844,085)
   - Contract transfers                              305,452        101,806        482,795      (582,187)
                                                  ----------     ----------    -----------   ------------
                                                     487,997      1,533,522        295,235     2,955,072
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --             --             --            --
   - Annuity Payments                                     --             --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --             --             --            --
                                                  ----------     ----------    -----------   ------------
                                                          --             --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            487,997      1,533,522        295,235     2,955,072
                                                  ----------     ----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              714,485      2,066,966      3,067,469     5,521,539
                                                  ----------     ----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2009                   $1,173,026     $2,885,447    $12,741,744   $11,727,114
                                                  ==========     ==========    ===========   ============

                                                                LVIP WILSHIRE                 LVIP WILSHIRE
                                                 LVIP WILSHIRE  CONSERVATIVE   LVIP WILSHIRE     MODERATE
                                                  CONSERVATIVE     PROFILE       MODERATE        PROFILE
                                                    PROFILE     SERVICE CLASS     PROFILE     SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                        $19,414,870    $ 3,776,768   $ 38,775,052    $15,634,470
Changes From Operations:
   - Net investment income (loss)                     237,114         68,339        374,034        139,728
   - Net realized gain (loss) on investments         (256,934)       (37,941)      (256,067)       201,700
   - Net change in unrealized appreciation or
     depreciation on investments                   (4,716,660)    (1,215,986)   (12,583,839)    (6,013,155)
                                                  -----------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (4,736,480)    (1,185,588)   (12,465,872)    (5,671,727)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,381,808      4,584,598      3,444,392     11,134,086
   - Contract withdrawals & transfers to
     annuity reserves                              (3,173,047)      (693,685)    (6,910,839)    (1,677,021)
   - Contract transfers                             6,917,025         59,736      9,301,947       (472,995)
                                                  -----------    -----------   ------------    -----------
                                                    5,125,786      3,950,649      5,835,500      8,984,070
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               20,321             --        144,976             --
   - Annuity Payments                                  (1,615)            --        (25,135)        (1,472)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                (405)            --            (94)            37
                                                  -----------    -----------   ------------    -----------
                                                       18,301             --        119,747         (1,435)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           5,144,087      3,950,649      5,955,247      8,982,635
                                                  -----------    -----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               407,607      2,765,061     (6,510,625)     3,310,908
                                                  -----------    -----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2008                    19,822,477      6,541,829     32,264,427     18,945,378
Changes From Operations:
   - Net investment income (loss)                     690,776        300,228      1,203,954        829,820
   - Net realized gain (loss) on investments         (401,138)        32,719       (498,842)       286,990
   - Net change in unrealized appreciation or
     depreciation on investments                    4,285,877      1,651,614      7,853,405      5,100,648
                                                  -----------    -----------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  4,575,515      1,984,561      8,558,517      6,217,458
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,106,926      3,848,169      2,135,645      8,822,288
   - Contract withdrawals & transfers to
     annuity reserves                              (2,276,032)    (1,001,088)    (4,764,656)    (2,284,398)
   - Contract transfers                             1,997,190        467,581      2,982,532        288,677
                                                  -----------    -----------   ------------    -----------
                                                      828,084      3,314,662        353,521      6,826,567
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --             --          6,901             --
   - Annuity Payments                                  (2,006)            --        (27,418)        (1,264)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  85             --            347             42
                                                  -----------    -----------   ------------    -----------
                                                       (1,921)            --        (20,170)        (1,222)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             826,163      3,314,662        333,351      6,825,345
                                                  -----------    -----------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             5,401,678      5,299,223      8,891,868     13,042,803
                                                  -----------    -----------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2009                   $25,224,155    $11,841,052   $ 41,156,295    $31,988,181
                                                  ===========    ===========   ============    ===========

See accompanying notes.

                                                                LVIP WILSHIRE
                                                 LVIP WILSHIRE    MODERATELY
                                                  MODERATELY      AGGRESSIVE
                                                  AGGRESSIVE       PROFILE       MFS VIT      MFS VIT         MFS VIT
                                                    PROFILE     SERVICE CLASS  CORE EQUITY  TOTAL RETURN     UTILITIES
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                       $ 35,140,923    $16,944,197    $ 34,797     $2,277,093   $ 328,186,127
Changes From Operations:
   - Net investment income (loss)                      11,494        (42,035)        (64)        37,547       1,417,049
   - Net realized gain (loss) on investments           39,428        106,598           8         69,063      38,925,899
   - Net change in unrealized appreciation or
     depreciation on investments                  (12,642,235)    (7,357,363)    (13,683)      (596,369)   (159,452,031)
                                                 ------------    -----------    --------     ----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (12,591,313)    (7,292,800)    (13,739)      (489,759)   (119,109,083)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,639,412      9,924,024          --         62,921      17,730,890
   - Contract withdrawals & transfers to
     annuity reserves                              (2,878,128)    (1,838,828)     (3,667)      (100,868)    (27,259,832)
   - Contract transfers                             1,121,240     (1,544,195)         --       (255,499)    (33,298,319)
                                                 ------------    -----------    --------     ----------   -------------
                                                    1,882,524      6,541,001      (3,667)      (293,446)    (42,827,261)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --             --          --             --         513,736
   - Annuity Payments                                  (1,782)            --          --        (17,632)       (130,834)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   1             --          --          2,018             784
                                                 ------------    -----------    --------     ----------   -------------
                                                       (1,781)            --          --        (15,614)        383,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,880,743      6,541,001      (3,667)      (309,060)    (42,443,575)
                                                 ------------    -----------    --------     ----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (10,710,570)      (751,799)    (17,406)      (798,819)   (161,552,658)
                                                 ------------    -----------    --------     ----------   -------------
NET ASSETS AT DECEMBER 31, 2008                    24,430,353     16,192,398      17,391      1,478,274     166,633,469
Changes From Operations:
   - Net investment income (loss)                     910,294        728,787          32         37,771       6,655,326
   - Net realized gain (loss) on investments         (841,637)      (207,642)     (5,791)       (58,509)    (10,734,563)
   - Net change in unrealized appreciation or
     depreciation on investments                    6,347,677      4,627,735       7,049        253,380      50,587,512
                                                 ------------    -----------    --------     ----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  6,416,334      5,148,880       1,290        232,642      46,508,275
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,507,749      8,624,521          --        122,019       9,276,092
   - Contract withdrawals & transfers to
     annuity reserves                              (3,242,343)    (1,911,025)    (11,042)       (69,123)    (16,431,420)
   - Contract transfers                              (820,959)      (788,495)         --        (28,945)    (16,820,756)
                                                 ------------    -----------    --------     ----------   -------------
                                                   (1,555,553)     5,925,001     (11,042)        23,951     (23,976,084)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --             --          --             --         151,567
   - Annuity Payments                                  (1,435)            --          --        (15,137)       (145,924)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  17             --          --          2,383           2,699
                                                 ------------    -----------    --------     ----------   -------------
                                                       (1,418)            --          --        (12,754)          8,342
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,556,971)     5,925,001     (11,042)        11,197     (23,967,742)
                                                 ------------    -----------    --------     ----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             4,859,363     11,073,881      (9,752)       243,839      22,540,533
                                                 ------------    -----------    --------     ----------   -------------
NET ASSETS AT DECEMBER 31, 2009                  $ 29,289,716    $27,266,279    $  7,639     $1,722,113   $ 189,174,002
                                                 ============    ===========    ========     ==========   =============

                                                    MFS VIT        NB AMT
                                                   UTILITIES      MID-CAP       NB AMT      NB AMT
                                                 SERVICE CLASS     GROWTH      PARTNERS    REGENCY
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                        $12,748,498   $192,787,598   $ 31,614   $ 847,209
Changes From Operations:
   - Net investment income (loss)                      31,134     (1,449,474)        (3)       (974)
   - Net realized gain (loss) on investments        1,870,725       (819,693)     4,324     (20,861)
   - Net change in unrealized appreciation or
     depreciation on investments                   (8,312,452)   (76,221,315)   (21,073)   (325,168)
                                                  -----------   ------------   --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (6,410,593)   (78,490,482)   (16,752)   (347,003)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             6,803,796     10,462,438        282       6,096
   - Contract withdrawals & transfers to
     annuity reserves                              (1,126,329)   (14,623,284)        --     (24,642)
   - Contract transfers                              (143,129)   (17,092,453)       (12)   (121,637)
                                                  -----------   ------------   --------   ---------
                                                    5,534,338    (21,253,299)       270    (140,183)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --         54,517         --          --
   - Annuity Payments                                      --        (16,377)        --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            684         --          --
                                                  -----------   ------------   --------   ---------
                                                           --         38,824         --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           5,534,338    (21,214,475)       270    (140,183)
                                                  -----------   ------------   --------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (876,255)   (99,704,957)   (16,482)   (487,186)
                                                  -----------   ------------   --------   ---------
NET ASSETS AT DECEMBER 31, 2008                    11,872,243     93,082,641     15,132     360,023
Changes From Operations:
   - Net investment income (loss)                     506,080       (955,081)       407       1,580
   - Net realized gain (loss) on investments         (146,855)    (5,174,911)     2,180     (66,555)
   - Net change in unrealized appreciation or
     depreciation on investments                    4,082,398     31,794,631      5,858     188,596
                                                  -----------   ------------   --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  4,441,623     25,664,639      8,445     123,621
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,130,903      6,583,455        270          63
   - Contract withdrawals & transfers to
     annuity reserves                              (1,417,949)    (9,521,753)        --     (82,550)
   - Contract transfers                              (424,624)    (7,880,880)        --     (71,152)
                                                  -----------   ------------   --------   ---------
                                                    3,288,330    (10,819,178)       270    (153,639)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --        (22,095)        --          --
   - Annuity Payments                                      --        (23,681)        --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --          1,049         --          --
                                                  -----------   ------------   --------   ---------
                                                           --        (44,727)        --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,288,330    (10,863,905)       270    (153,639)
                                                  -----------   ------------   --------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             7,729,953     14,800,734      8,715     (30,018)
                                                  -----------   ------------   --------   ---------
NET ASSETS AT DECEMBER 31, 2009                   $19,602,196   $107,883,375   $ 23,847   $ 330,005
                                                  ===========   ============   ========   =========

                                                                                              WFVT
                                                   PIMCO VIT                      WFVT     ADVANTAGE      WFVT
                                                   COMMODITY      PUTNAM VT    ADVANTAGE     LARGE     ADVANTAGE
                                                  REAL RETURN   GLOBAL HEALTH    EQUITY     COMPANY    SMALL CAP
                                                 ADVISOR CLASS  CARE CLASS IB    INCOME      GROWTH      GROWTH
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2008                         $      --      $145,244      $155,598    $ 74,860   $ 427,172
Changes From Operations:
   - Net investment income (loss)                         --        (1,306)          628        (723)     (3,839)
   - Net realized gain (loss) on investments              --         3,367         3,719        (119)     78,092
   - Net change in unrealized appreciation or
     depreciation on investments                          --       (25,404)      (63,002)    (29,582)   (265,268)
                                                   ---------      --------      --------    --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                              --       (23,343)      (58,655)    (30,424)   (191,015)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --             9        16,485       2,113      37,175
   - Contract withdrawals & transfers to
     annuity reserves                                     --       (17,312)       (4,150)       (186)    (11,597)
   - Contract transfers                                   --            (9)      (25,909)         --      10,493
                                                   ---------      --------      --------    --------   ---------
                                                          --       (17,312)      (13,574)      1,927      36,071
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --            --            --          --          --
   - Annuity Payments                                     --            --            --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --            --            --          --          --
                                                   ---------      --------      --------    --------   ---------
                                                          --            --            --          --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                       --       (17,312)      (13,574)      1,927      36,071
                                                   ---------      --------      --------    --------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --       (40,655)      (72,229)    (28,497)   (154,944)
                                                   ---------      --------      --------    --------   ---------
NET ASSETS AT DECEMBER 31, 2008                           --       104,589        83,369      46,363     272,228
Changes From Operations:
   - Net investment income (loss)                      1,029          (957)          597        (848)     (3,510)
   - Net realized gain (loss) on investments           3,511         7,176        (4,980)      1,710     (54,904)
   - Net change in unrealized appreciation or
     depreciation on investments                        (428)       11,906        17,726      40,667     191,530
                                                   ---------      --------      --------    --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           4,112        18,125        13,343      41,529     133,116
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                9,745            --        13,763      27,090      38,139
   - Contract withdrawals & transfers to
     annuity reserves                                 (1,359)       (8,826)       (8,686)    (12,519)    (37,745)
   - Contract transfers                               25,054       (14,446)          455      54,449      29,837
                                                   ---------      --------      --------    --------   ---------
                                                      33,440       (23,272)        5,532      69,020      30,231
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                  --            --            --          --          --
   - Annuity Payments                                     --            --            --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --            --            --          --          --
                                                   ---------      --------      --------    --------   ---------
                                                          --            --            --          --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   33,440       (23,272)        5,532      69,020      30,231
                                                   ---------      --------      --------    --------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               37,552        (5,147)       18,875     110,549     163,347
                                                   ---------      --------      --------    --------   ---------
NET ASSETS AT DECEMBER 31, 2009                    $  37,552      $ 99,442      $102,244    $156,912   $ 435,575
                                                   =========      ========      ========    ========   =========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of four products, Multi-Fund, Multi-Fund 5, Multi-Fund Select and eAnnuity. The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of one of one hundred twenty-two mutual funds (the Funds) of sixteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Core Equity Fund
   AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class B Fund
   ABVPSF Small/Mid Cap Value Class A Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Portfolio
   American Century VP Inflation Protection Class 2 Portfolio
   American Century VP International Portfolio

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Fund
   BlackRock Global Allocation V.I. Class III Fund

Delaware VIP Trust (Delaware VIP)*:
   Delaware VIP Diversified Income Series
   Delaware VIP Diversified Income Service Class Series
   Delaware VIP Emerging Markets Service Class Series
   Delaware VIP High Yield Series
   Delaware VIP High Yield Service Class Series
   Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Trend Series
   Delaware VIP Trend Service Class Series
   Delaware VIP U.S. Growth Service Class Series
   Delaware VIP Value Series
   Delaware VIP Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund
   DWS VIP Alternative Asset Allocation Plus Class B Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Equity 500 Index Class B Fund
   DWS VIP Small Cap Index Class A Fund
   DWS VIP Small Cap Index Class B Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 2
   FTVIPT Mutual Shares Securities Class 2
   FTVIPT Templeton Global Bond Securities Class 2

Janus Aspen Series:
   Janus Aspen Series Worldwide Portfolio

Lincoln National Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Service Class
   LVIP Capital Growth Service Class
   LVIP Cohen & Steers Global Real Estate
   LVIP Cohen & Steers Global Real Estate Service Class
   LVIP Columbia Value Opportunities Service Class
   LVIP Delaware Bond
   LVIP Delaware Bond Service Class
   LVIP Delaware Foundation Aggressive Allocation
   LVIP Delaware Foundation Aggressive Allocation Service Class
   LVIP Delaware Foundation Conservative Allocation
   LVIP Delaware Foundation Conservative Allocation Service Class
   LVIP Delaware Foundation Moderate Allocation

   LVIP Delaware Foundation Moderate Allocation Service Class
   LVIP Delaware Growth and Income
   LVIP Delaware Growth and Income Service Class
   LVIP Delaware Social Awareness
   LVIP Delaware Social Awareness Service Class
   LVIP Delaware Special Opportunities
   LVIP Delaware Special Opportunities Service Class
   LVIP Global Income
   LVIP Global Income Service Class
   LVIP Janus Capital Appreciation
   LVIP Janus Capital Appreciation Service Class
   LVIP Marsico International Growth Service Class
   LVIP MFS Value Service Class
   LVIP Mid-Cap Value Service Class
   LVIP Mondrian International Value
   LVIP Mondrian International Value Service Class
   LVIP Money Market
   LVIP Money Market Service Class
   LVIP SSgA Bond Index
   LVIP SSgA Bond Index Service Class
   LVIP SSgA Developed international 150 Service Class
   LVIP SSgA Emerging Markets 100
   LVIP SSgA Emerging Markets 100 Service Class
   LVIP SSgA International Index
   LVIP SSgA International Index Service Class
   LVIP SSgA Large Cap 100 Service Class
   LVIP SSgA S&P 500 Index
   LVIP SSgA S&P 500 Index Service Class
   LVIP SSgA Small-Cap Index
   LVIP SSgA Small-Cap Index Service Class
   LVIP SSgA Small-Mid Cap 200 Service Class
   LVIP T. Rowe Price Growth Stock Service Class
   LVIP T. Rowe Price Structured Mid-Cap Growth
   LVIP T. Rowe Price Structured Mid-Cap Growth Service Class
   LVIP Templeton Growth Service Class
   LVIP Turner Mid-Cap Growth Service Class
   LVIP Wells Fargo Intrinsic Value
   LVIP Wells Fargo Intrinsic Value Service Class
   LVIP Wilshire 2010 Profile
   LVIP Wilshire 2010 Profile Service Class
   LVIP Wilshire 2020 Profile
   LVIP Wilshire 2020 Profile Service Class
   LVIP Wilshire 2030 Profile
   LVIP Wilshire 2030 Profile Service Class
   LVIP Wilshire 2040 Profile
   LVIP Wilshire 2040 Profile Service Class
   LVIP Wilshire Aggressive Profile
   LVIP Wilshire Aggressive Profile Service Class
   LVIP Wilshire Conservative Profile
   LVIP Wilshire Conservative Profile Service Class
   LVIP Wilshire Moderate Profile
   LVIP Wilshire Moderate Profile Service Class
   LVIP Wilshire Moderately Aggressive Profile
   LVIP Wilshire Moderately Aggressive Profile Service Class

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Series
   MFS VIT Total Return Series
   MFS VIT Utilities Series
   MFS VIT Utilities Service Class Series

Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio
   NB AMT Partners Portfolio
   NB AMT Regency Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Advisor Class Fund

Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund

Wells Fargo Variable Trust (WFVT):
   WFVT Advantage Equity Income Fund
   WFVT Advantage Large Company Growth Fund
   WFVT Advantage Small Cap Growth Fund

*  Denotes an affiliate of The Lincoln National Life Insurance Company

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2008, the LVIP SSgA Bond Index Service Class Fund, the LVIP SSgA Developed International 150 Service Class Fund, the LVIP SSgA Emerging Markets 100 Service Class Fund, the LVIP SSgA International Index Service Class Fund, the LVIP SSgA Large Cap 100 Service Class Fund and the LVIP SSgA Small-Mid Cap 200 Service Class Fund became available as investment options for account contract owners. Accordingly, the 2008 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008, the LVIP Value Opportunities Service Class Fund changed its name to the LVIP Columbia Value Opportunities Service Class Fund, the LVIP S&P 500 Index Fund changed its name to the LVIP SSgA S&P 500 Index Fund, the LVIP S&P 500 Index Service Class Fund changed its name to the LVIP SSgA S&P 500 Index Service Class Fund, the LVIP Small-Cap Index Fund changed its name to the LVIP SSgA Small-Cap Index Fund, the LVIP Small-Cap Index Service Class Fund changed its name to the LVIP SSgA Small-Cap Index Service Class Fund and the LVIP Mid-Cap Growth Service Class Fund changed its name to the LVIP Turner Mid-Cap Growth Service Class Fund.

During 2009, the American Century VP Inflation Protection Portfolio, the BlackRock Global Allocation V.I. Fund, the BlackRock Global Allocation V.I. Class III Fund, the DWS VIP Alternative Asset Allocation Plus Class A Fund, the DWS VIP Alternative Asset Allocation Plus Class B Fund, the LVIP Delaware Foundation Moderate Allocation Fund, the LVIP Delaware Foundation Moderate Allocation Service Class Fund, the LVIP Global Income Fund, the LVIP Global Income Service Class Fund, the LVIP SSgA Bond Index Fund, the LVIP SSgA Emerging Markets 100 Fund, the LVIP SSgA International Index Fund and the PIMCO VIT Commodity Real Return Advisor Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class B Fund changed its name to the ABVPSF Global Thematic Growth Class B Fund, the Delaware VIP Capi- tal Reserves Service Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Service

Class Series, the FTVIPT Templeton Global Income Securities Class 2 Fund changed its name to the FTVIPT Tem-pleton Global Bond Securities Class 2 Fund, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the LVIP FI Equity-Income Service Class Fund changed its name to the LVIP Wells Fargo Intrinsic Value Service Class Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care Class IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund, the LVIP UBS Global Asset Allocation Service Class Fund merged into the LVIP Delaware Foundation Aggressive Allocation Service Class Fund, the LVIP Delaware Managed Fund merged into the LVIP Delaware Foundation Conservative Allocation Fund and the LVIP Delaware Managed Service Class Fund merged into the LVIP Delaware Foundation Conservative Allocation Service Class Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the four contract types within the Variable Account:

-    Multi-Fund(R) at a daily rate of .00260822% to .00589589% (.952% to 2.152%
     on an annual basis)

-    Multi-Fund(R) 5 at a daily rate of .00178082% to .00712329 (.65% to 2.60%
     on an annual basis)

- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis)

-    eAnnuity at a daily rate of .00150685% (.55% on an annual basis)

In addition, $7,583,329 and $8,767,267 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2009 and 2008, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2009, follows:

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY
             2009                 1.000%   1.300%    $ 9.80    $10.04        5,966  $       58,782     26.64%     27.02%      1.50%
             2008                 1.000%   1.300%      7.74      7.90        9,292          72,080    -31.04%    -30.84%      2.74%
             2007                 1.000%   1.750%     10.92     11.43       12,784         143,501      6.24%      7.04%      1.00%
             2006       4/28/06   1.000%   1.750%     10.28     10.68       16,478         172,826      7.89%      8.43%      0.56%

AIM V.I. INTERNATIONAL GROWTH
             2009                 1.000%   1.950%     16.39     17.72        8,429         145,153     32.63%     33.90%      1.32%
             2008                 1.000%   1.950%     12.36     13.24       10,792         139,920    -41.53%    -40.97%      0.54%
             2007                 1.000%   1.950%     21.14     22.43       34,456         768,430     12.50%     13.58%      0.41%
             2006                 1.000%   1.950%     18.79     19.74       37,356         732,508     25.76%     26.96%      1.42%
             2005                 1.000%   1.950%     14.94     15.55       24,902         385,241     15.65%     16.75%      0.69%

ABVPSF GLOBAL THEMATIC GROWTH CLASS B
             2009                 1.000%   2.152%      0.48     15.87   67,029,916      36,195,590     50.41%     51.62%      0.00%
             2008                 1.000%   1.802%      0.32     10.55   58,615,699      20,580,155    -48.41%    -47.99%      0.00%
             2007                 1.000%   1.802%      0.62     20.46   72,666,319      47,782,876     17.75%     18.70%      0.00%
             2006                 1.000%   1.802%      0.52     12.04   59,298,538      32,362,349      6.98%      7.30%      0.00%
             2005                 1.000%   1.302%      0.49     11.22   72,818,934      36,486,619      2.31%      2.62%      0.00%

ABVPSF GROWTH CLASS B
             2005                 1.002%   1.302%      0.80      0.81   16,257,106      13,174,220     10.19%     10.52%      0.00%

ABVPSF GROWTH AND INCOME CLASS B
             2009                 1.002%   1.302%      9.54      9.70    3,131,247      30,359,283     18.79%     19.15%      3.58%
             2008                 1.002%   1.302%      8.03      8.14    3,388,358      27,572,040    -41.46%    -41.29%      1.80%
             2007                 1.002%   1.302%     13.71     13.86    3,913,772      54,242,467      3.50%      3.81%      1.19%
             2006                 1.002%   1.302%     13.25     13.35    4,427,694      59,110,718     15.47%     15.82%      0.25%
             2005                 1.002%   1.302%     11.47     11.53      542,081       6,248,479      3.24%      3.55%      1.29%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF INTERNATIONAL VALUE CLASS B
             2009                 1.000%   1.950%    $ 7.39    $ 7.65       26,448  $      201,216     31.76%     33.02%       1.05%
             2008                 1.000%   1.950%      5.63      5.75       30,687         175,446    -54.12%    -53.75%       0.92%
             2007                 1.000%   1.800%     12.27     12.43       70,159         870,558      3.70%      4.53%       0.93%
             2006       6/22/06   1.000%   1.800%     11.83     11.89       68,347         812,198      0.71%     23.86%       0.00%

ABVPSF SMALL/MID CAP VALUE CLASS A
             2009                 1.000%   1.950%     16.33     17.64       45,977         800,503     40.09%     41.43%       1.10%
             2008                 1.000%   1.950%     11.82     12.47       42,909         529,220    -36.70%    -36.22%       0.70%
             2007                 1.000%   1.800%     18.68     22.16       35,105         682,678     -0.11%      0.69%       1.07%
             2006                 1.000%   1.800%     18.69     22.19       23,101         446,812     12.38%     13.28%       0.44%
             2005                 1.000%   1.800%     16.62     17.14       47,790         817,091      5.06%      5.85%       0.71%

AMERICAN CENTURY VP INFLATION PROTECTION
             2009       5/19/09   1.002%   2.152%     10.54     10.61      687,742       7,299,190      0.74%      6.02%       1.97%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
             2009                 1.000%   2.600%     11.14     12.19      590,055       7,026,663      7.41%      9.14%       1.91%
             2008                 1.000%   2.600%     10.37     11.17      354,273       3,921,371     -4.13%     -2.58%       4.72%
             2007                 1.000%   2.600%     11.13     11.46      180,987       2,063,576      7.55%      8.42%       4.45%
             2006                 1.000%   1.800%     10.34     10.57      137,985       1,444,978     -0.23%      0.56%       3.29%
             2005                 1.000%   1.800%     10.38     10.51       48,777         510,991     -0.20%      0.55%       4.95%

AMERICAN CENTURY VP INTERNATIONAL
             2009                 0.550%   0.550%      1.22      1.22       22,389          27,218     33.03%     33.03%       1.51%
             2008                 0.550%   0.550%      0.91      0.91       13,105          11,976    -45.13%    -45.13%       0.98%
             2007                 0.550%   0.550%      1.67      1.67       16,354          27,235     17.41%     17.41%       0.75%
             2006                 0.550%   0.550%      1.42      1.42       16,418          23,287     24.34%     24.34%       2.63%
             2005                 0.550%   0.550%      1.14      1.14       98,847         112,759     12.63%     12.63%       1.10%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2009                 1.000%   2.600%     13.61     14.88    6,375,604      94,827,191     38.65%     40.89%       1.49%
             2008                 1.000%   2.600%      9.81     10.56    6,231,631      65,787,912    -39.97%    -39.00%       1.86%
             2007                 1.000%   2.600%     16.73     17.32    5,825,731     100,836,019     12.63%     13.71%       2.90%
             2006                 1.000%   1.950%     14.92     15.23    4,014,042      61,115,653     18.28%     19.23%       0.84%
             2005                 1.000%   1.800%     12.62     12.77    2,125,679      27,149,977     12.10%     12.94%       0.67%

AMERICAN FUNDS GROWTH CLASS 2
             2009                 1.000%   2.600%      0.94     16.20  545,943,392     600,119,250     35.83%     38.02%       0.67%
             2008                 1.000%   2.600%      0.69     11.83  580,135,853     449,337,819    -45.41%    -44.53%       0.80%
             2007                 1.000%   2.600%      1.24     21.50  638,395,481     869,499,219      9.85%     11.23%       0.78%
             2006                 1.000%   2.250%      1.12     19.49  674,795,654     810,306,303      7.77%      9.12%       0.80%
             2005                 1.000%   2.250%      1.03     18.09  673,349,379     728,450,984     13.95%     15.04%       0.72%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2009                 1.000%   2.600%     10.23     14.64   18,122,702     199,162,564     28.32%     29.94%       1.68%
             2008                 1.000%   2.250%      7.96     11.36   17,049,126     144,182,314    -39.23%    -38.47%       1.82%
             2007                 1.000%   2.250%     13.09     18.61   15,366,836     211,285,522      2.71%      4.00%       1.65%
             2006                 1.000%   2.250%     12.85     18.03   12,330,341     163,043,507     12.64%     14.06%       1.83%
             2005                 1.000%   2.250%     11.45     16.02    8,301,487      96,296,244      3.79%      4.78%       1.57%

AMERICAN FUNDS INTERNATIONAL CLASS 2
             2009                 1.000%   2.600%      1.21     22.19  215,174,130     310,460,495     39.89%     41.65%       1.58%
             2008                 1.000%   2.250%      0.85     15.79  228,997,275     226,521,038    -43.41%    -42.70%       1.90%
             2007                 1.000%   2.250%      1.49     27.78  244,014,559     408,608,092     17.35%     18.83%       1.60%
             2006                 1.000%   2.250%      1.26     23.56  225,874,390     310,794,956     16.33%     17.79%       1.74%
             2005                 1.000%   2.250%      1.07     20.16  184,032,133     210,218,274     19.16%     20.29%       1.70%

BLACKROCK GLOBAL ALLOCATION V.I.
             2009       5/18/09   1.002%   1.302%     11.61     11.64      524,021       6,097,926     16.00%     16.37%       3.12%

BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
             2009       5/22/09   1.000%   1.800%     11.56     11.62       76,429         887,701      2.20%     15.58%       3.03%

DELAWARE VIP DIVERSIFIED INCOME
             2009                 1.002%   2.152%     13.94     14.58   11,858,313     172,760,085     24.69%     25.69%       5.93%
             2008                 1.002%   1.802%     11.18     11.60   12,295,495     142,537,849     -6.25%     -5.49%       3.89%
             2007                 1.002%   1.802%     11.92     12.27   10,220,689     125,386,671      5.71%      6.56%       2.80%
             2006                 1.002%   1.802%     11.28     11.52    7,112,957      81,894,023      5.99%      6.84%       0.73%
             2005                 1.002%   1.802%     10.73     10.78    2,054,184      22,135,616     -1.73%     -1.44%       0.84%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
             2009                 1.000%   2.600%    $13.13    $14.36    2,699,451  $   38,590,210     23.41%     25.40%       5.42%
             2008                 1.000%   2.600%     10.64     11.45    2,132,973      24,320,615     -7.34%     -5.84%       3.50%
             2007                 1.000%   2.600%     11.76     12.17    1,565,289      18,964,143      5.34%      6.35%       2.26%
             2006                 1.000%   1.950%     11.20     11.44      732,435       8,355,999      5.65%      6.50%       1.11%
             2005                 1.000%   1.800%     10.61     10.74      346,090       3,714,019     -2.31%     -1.58%       0.58%

DELAWARE VIP EMERGING MARKETS SERVICE CLASS
             2009                 1.000%   2.150%     23.54     24.83      125,000       3,083,527     74.25%     75.90%       0.94%
             2008                 1.000%   1.950%     13.60     14.11      138,235       1,942,841    -52.55%    -52.16%       1.29%
             2007                 1.000%   1.800%     28.67     29.51      110,394       3,239,761     36.04%     37.13%       1.11%
             2006                 1.000%   1.800%     21.07     21.52       65,674       1,405,574     24.55%     25.55%       0.96%
             2005                 1.000%   2.250%     16.93     17.14       35,425         605,235     24.90%     25.85%       0.06%

DELAWARE VIP GLOBAL BOND
             2007                 0.000%   0.000%        --        --           --              --      0.00%      0.00%      10.02%
             2006                 0.550%   0.550%      1.76      1.76       18,147          31,958      2.58%      2.58%       4.30%
             2005                 0.550%   1.802%      1.62      1.72   32,294,952      53,613,368     -9.84%     -9.15%      16.46%

DELAWARE VIP HIGH YIELD
             2009                 1.002%   2.152%     12.42     12.89    2,716,822      35,006,080     46.32%     47.49%       6.76%
             2008                 1.002%   1.802%      8.49      8.74    1,692,571      14,787,002    -25.53%    -24.93%       8.41%
             2007                 1.002%   1.802%     11.40     11.64    1,767,608      20,571,351      0.96%      1.77%       6.57%
             2006                 1.002%   1.802%     11.29     11.44    1,401,130      16,023,618     10.44%     11.33%       3.23%
             2005        6/6/05   1.002%   1.802%     10.23     10.27      236,402       2,428,470     -0.34%      2.73%       0.00%

DELAWARE VIP HIGH YIELD SERVICE CLASS
             2009                 1.002%   1.002%     12.76     12.76      376,760       4,806,337     47.17%     47.17%       6.40%
             2008                 1.002%   1.002%      8.67      8.67      242,776       2,104,442    -25.18%    -25.18%       7.55%
             2007                 1.002%   1.002%     11.59     11.59      169,654       1,965,562      1.52%      1.52%       5.01%
             2006                 1.002%   1.002%     11.41     11.41       68,365         780,161     11.07%     11.07%       2.90%
             2005        6/9/05   1.002%   1.002%     10.27     10.27        9,179          94,301      2.93%      2.93%       0.00%

DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
             2009                 1.000%   2.600%     11.22     11.64      142,462       1,646,980     10.58%     11.47%       3.30%
             2008                 1.000%   1.800%     10.15     10.44       27,579         285,855     -2.43%     -1.65%       4.23%
             2007                 1.000%   1.800%     10.40     10.62       12,171         128,434      2.37%      3.20%       4.56%
             2006                 1.000%   1.800%     10.16     10.16        9,968         102,064      2.47%      2.47%       4.34%
             2005       8/16/05   1.800%   1.800%      9.91      9.91        3,912          38,784     -0.03%     -0.03%       1.47%

DELAWARE VIP REIT
             2009                 1.000%   2.600%      2.04     17.20   45,005,631      96,403,216     20.15%     22.09%       4.69%
             2008                 1.000%   2.600%      1.68     14.08   52,833,111      92,800,424    -36.73%    -35.71%       2.37%
             2007                 1.000%   2.600%      2.61     21.91   64,156,361     175,018,010    -15.77%    -14.80%       1.57%
             2006                 1.000%   2.152%      3.08     25.71  101,214,445     323,270,992     29.81%     31.31%       1.80%
             2005                 1.000%   2.152%      2.35     19.58   98,117,755     238,208,105      4.89%      6.10%       1.97%

DELAWARE VIP REIT SERVICE CLASS
             2009                 1.002%   1.002%     12.22     12.22      801,913       9,800,403     22.01%     22.01%       4.05%
             2008                 1.002%   1.002%     10.02     10.02      667,801       6,689,068    -35.93%    -35.93%       1.93%
             2007                 1.002%   1.002%     15.63     15.63      538,905       8,425,273    -15.03%    -15.03%       1.06%
             2006                 1.002%   1.002%     18.40     18.40      410,686       7,556,798     31.00%     31.00%       1.33%
             2005                 1.002%   1.002%     14.05     14.05      204,962       2,878,823      5.79%      5.79%       1.10%

DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
             2009                 1.000%   2.150%      1.61     17.52  102,273,979     190,397,545     28.77%     30.25%       0.67%
             2008                 1.000%   2.150%      1.24     13.56  112,593,836     157,610,949    -31.56%    -30.76%       0.48%
             2007                 1.000%   2.150%      1.80     19.74  132,090,624     260,346,711     -8.82%     -7.77%       0.27%
             2006                 1.000%   2.150%      1.96     21.58  162,075,066     337,704,818     13.65%     14.73%       0.02%
             2005                 1.000%   2.250%      1.71     18.96  163,278,780     291,658,893      7.04%      8.06%       0.15%

DELAWARE VIP TREND
             2009                 0.550%   2.152%      2.01     15.37   84,506,526     178,594,102     51.74%     53.88%       0.00%
             2008                 0.550%   1.950%      1.32     10.12   91,207,039     125,953,263    -47.77%    -47.03%       0.00%
             2007                 0.550%   1.950%      2.50     19.34  105,640,409     275,731,986      8.61%     10.14%       0.00%
             2006                 0.550%   1.950%      2.29     17.78  125,540,187     297,987,464      5.52%      7.00%       0.00%
             2005                 0.550%   1.950%      2.15     16.83  146,301,640     325,643,375      3.81%      5.28%       0.00%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP TREND SERVICE CLASS
             2009                 1.002%   1.002%    $10.73    $10.73      511,123  $    5,485,739     52.83%     52.83%       0.00%
             2008                 1.002%   1.002%      7.02      7.02      400,958       2,815,728    -47.39%    -47.39%       0.00%
             2007                 1.002%   1.002%     13.35     13.35      310,530       4,145,064      9.36%      9.36%       0.00%
             2006                 1.002%   1.002%     12.21     12.21      227,494       2,776,830      6.27%      6.27%       0.00%
             2005                 1.002%   1.002%     11.49     11.49      119,204       1,369,229      4.56%      4.56%       0.00%

DELAWARE VIP U.S. GROWTH SERVICE CLASS
             2009                 1.000%   1.750%      9.27      9.37        7,796          72,566     41.10%     41.52%       0.00%
             2008                 1.000%   1.300%      6.57      6.62        7,510          49,685    -43.60%    -43.43%       0.00%
             2007                 1.000%   1.750%     11.65     11.65        2,841          33,103     10.92%     10.92%       0.00%
             2006       11/1/06   1.300%   1.300%     10.50     10.50        1,313          13,795      4.26%      4.26%       0.00%

DELAWARE VIP VALUE
             2009                 0.550%   2.600%      1.74     13.95   58,984,059     110,211,217     14.94%     17.32%       3.29%
             2008                 0.550%   2.600%      1.49     12.04   67,376,106     106,993,770    -35.14%    -33.79%       2.99%
             2007                 0.550%   2.600%      2.27     18.42   81,976,955     196,998,173     -4.60%     -3.26%       1.59%
             2006                 0.550%   1.950%      2.37     19.27   88,171,906     218,333,816     21.71%     23.42%       1.50%
             2005                 0.550%   1.950%      1.93     12.28   80,260,557     160,834,889      3.98%      5.45%       1.65%

DELAWARE VIP VALUE SERVICE CLASS
             2009                 1.002%   1.002%     10.71     10.71      813,060       8,709,861     16.48%     16.48%       2.78%
             2008                 1.002%   1.002%      9.20      9.20      646,327       5,944,197    -34.23%    -34.23%       2.44%
             2007                 1.002%   1.002%     13.98     13.98      507,338       7,094,623     -3.96%     -3.96%       1.13%
             2006                 1.002%   1.002%     14.56     14.56      283,445       4,127,252     22.56%     22.56%       0.97%
             2005                 1.002%   1.002%     11.88     11.88      101,038       1,200,406      4.74%      4.74%       0.70%

DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
             2009       5/27/09   1.002%   1.002%     11.55     11.55       52,260         603,453     14.03%     14.03%       0.00%

DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
             2009        7/2/09   1.000%   1.002%     11.53     11.53        6,671          76,941     13.16%     15.28%       0.00%

DWS VIP EQUITY 500 INDEX CLASS A
             2009                 0.550%   1.802%      0.85     13.20  184,329,872     162,616,209     24.07%     25.63%       2.82%
             2008                 0.550%   1.950%      0.68     10.64  200,856,341     142,183,699    -38.37%    -37.50%       2.47%
             2007                 0.550%   2.152%      1.10     17.24  227,708,600     258,719,007      3.26%      4.72%       1.51%
             2006                 0.550%   1.950%      1.05     16.67  254,857,591     277,561,949     13.29%     14.89%       0.80%
             2005                 0.550%   1.950%      0.92     11.04  150,969,247     144,506,633      2.65%      4.10%       1.58%

DWS VIP EQUITY 500 INDEX CLASS B
             2009                 1.002%   1.002%     10.52     10.52      678,961       7,142,483     24.77%     24.77%       2.36%
             2008                 1.002%   1.002%      8.43      8.43      468,716       3,951,822    -37.96%    -37.96%       2.03%
             2007                 1.002%   1.002%     13.59     13.59      314,443       4,273,488      3.99%      3.99%       1.13%
             2006                 1.002%   1.002%     13.07     13.07      193,034       2,522,921     14.09%     14.09%       0.79%
             2005                 1.002%   1.002%     11.46     11.46       87,979       1,007,825      3.38%      3.38%       0.87%

DWS VIP SMALL CAP INDEX CLASS A
             2009                 0.550%   2.600%      1.37     16.86   26,266,622      38,206,851     23.32%     25.88%       1.79%
             2008                 0.550%   2.600%      1.10     13.56   29,027,659      33,822,875    -35.82%    -34.48%       1.62%
             2007                 0.550%   2.600%      1.69     20.96   33,243,245      59,345,229     -4.08%     -2.44%       0.89%
             2006                 0.550%   2.250%      1.75     21.75   39,601,841      72,303,839     14.88%     16.85%       0.69%
             2005                 0.550%   2.250%      1.51     14.66   38,065,575      59,431,037      2.45%      3.69%       0.65%

DWS VIP SMALL CAP INDEX CLASS B
             2009                 1.002%   1.002%     11.07     11.07      338,520       3,747,270     25.01%     25.01%       1.45%
             2008                 1.002%   1.002%      8.85      8.85      266,275       2,357,832    -34.98%    -34.98%       1.28%
             2007                 1.002%   1.002%     13.62     13.62      189,062       2,574,837     -3.13%     -3.13%       0.57%
             2006                 1.002%   1.002%     14.06     14.06      124,620       1,752,120     16.02%     16.02%       0.33%
             2005                 1.002%   1.002%     12.12     12.12       55,544         673,088      2.96%      2.96%       0.28%

FIDELITY VIP CONTRAFUND SERVICE CLASS
             2009                 1.000%   2.600%      1.31     15.54  148,581,402     213,580,220     32.65%     34.31%       1.33%
             2008                 1.000%   2.250%      0.98     11.66  160,695,810     169,865,917    -43.89%    -43.19%       0.89%
             2007                 1.000%   2.250%      1.73     20.69  165,155,099     304,848,847     14.89%     16.34%       0.88%
             2006                 1.000%   2.250%      1.49     17.92  163,076,259     256,486,938      9.11%     10.48%       1.12%
             2005                 1.000%   2.250%      1.36     16.35  150,721,838     212,550,906     14.76%     15.69%       0.18%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
             2009                 1.002%   1.002%    $12.72    $12.72    2,204,664  $   28,051,498     34.12%     34.12%       1.29%
             2008                 1.002%   1.002%      9.49      9.49    1,716,918      16,288,383    -43.26%    -43.26%       0.95%
             2007                 1.002%   1.002%     16.72     16.72    1,191,705      19,926,375     16.13%     16.13%       0.90%
             2006                 1.002%   1.002%     14.40     14.40      733,844      10,565,893     10.32%     10.32%       1.14%
             2005                 1.002%   1.002%     13.05     13.05      293,051       3,824,627     15.50%     15.50%       0.04%

FIDELITY VIP GROWTH SERVICE CLASS
             2009                 1.000%   1.802%      0.71     12.03   74,660,083      55,044,200     25.86%     26.87%       0.33%
             2008                 1.000%   1.950%      0.56      9.56   86,377,028      50,262,461    -48.25%    -47.76%       0.67%
             2007                 1.000%   2.152%      1.07     12.86  100,431,937     111,691,952     24.42%     25.61%       0.59%
             2006                 1.000%   1.950%      0.86     10.24   79,646,681      70,039,216      4.67%      5.67%       0.30%
             2005                 1.000%   1.950%      0.81      9.69   95,219,967      79,207,931      3.63%      4.62%       0.41%

FIDELITY VIP GROWTH SERVICE CLASS 2
             2009                 1.002%   1.002%      9.67      9.67      342,456       3,312,066     26.69%     26.69%       0.23%
             2008                 1.002%   1.002%      7.63      7.63      264,007       2,015,447    -47.83%    -47.83%       0.78%
             2007                 1.002%   1.002%     14.63     14.63      147,217       2,154,399     25.40%     25.40%       0.30%
             2006                 1.002%   1.002%     11.67     11.67       79,340         925,919      5.51%      5.51%       0.11%
             2005                 1.002%   1.002%     11.06     11.06       36,392         402,529      4.45%      4.45%       0.11%

FIDELITY VIP MID CAP SERVICE CLASS 2
             2009                 1.000%   2.150%     11.68     12.20      191,639       2,324,412     37.05%     38.36%       0.45%
             2008                 1.000%   1.950%      8.52      8.82      194,597       1,707,223    -40.78%    -40.21%       0.26%
             2007                 1.000%   1.950%     14.39     14.75      114,536       1,684,625     13.11%     14.19%       0.51%
             2006                 1.000%   1.950%     12.77     12.92       74,541         960,977     10.45%     11.28%       0.11%
             2005       7/18/05   1.000%   1.750%     11.56     11.61       30,034         348,432      4.30%     10.92%       0.00%

FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
             2009                 1.000%   2.600%     10.21     10.82      156,006       1,671,551     32.12%     34.25%       9.24%
             2008                 1.000%   2.600%      7.73      8.06      186,582       1,490,914    -31.46%    -30.36%       5.38%
             2007                 1.000%   2.600%     11.40     11.57      155,427       1,788,802      1.75%      2.72%       2.76%
             2006        6/7/06   1.000%   1.950%     11.20     11.27       35,930         404,155      0.37%     11.53%       0.00%

FTVIPT MUTUAL SHARES SECURITIES CLASS 2
             2009                 1.000%   1.950%      8.70      9.00      146,737       1,313,135     23.61%     24.79%       1.79%
             2008                 1.000%   1.950%      7.07      7.22      159,350       1,144,099    -38.23%    -37.73%       3.31%
             2007                 1.000%   1.800%     11.44     11.59      104,468       1,207,556      1.63%      2.45%       1.23%
             2006       7/19/06   1.000%   1.800%     11.26     11.31       18,083         204,269      4.03%     12.77%       0.00%

FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
             2009                 1.000%   2.600%     14.38     15.02      328,937       4,896,774     16.39%     17.50%      13.72%
             2008                 1.000%   1.950%     12.43     12.79      302,488       3,844,918      4.31%      5.15%       3.57%
             2007                 1.000%   1.800%     11.91     12.16      111,602       1,351,429      9.02%      9.90%       2.68%
             2006                 1.000%   1.800%     10.93     11.06       23,259         256,580     10.82%     11.65%       2.30%
             2005        8/4/05   1.000%   1.750%      9.87      9.91        8,255          81,744     -1.34%     -1.04%       0.00%

JANUS ASPEN SERIES WORLDWIDE
             2009                 0.550%   1.750%      0.96      9.43      160,111         189,149     35.31%     36.94%       1.31%
             2008                 0.550%   1.750%      0.70      6.92      323,198         260,587    -45.62%    -44.96%       1.19%
             2007                 0.550%   1.750%      1.28     12.63      346,763         730,506      7.73%      9.03%       0.74%
             2006                 0.550%   1.750%      1.17     11.64      330,587         670,355     16.15%     17.56%       0.01%
             2005                 0.550%   1.802%      0.89      9.94  147,517,524     133,788,327      4.03%      5.28%       1.33%

LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2009                 0.550%   2.600%      1.69     15.49   64,485,414     125,909,741     35.85%     37.57%       0.00%
             2008                 0.550%   1.802%      1.23     11.40   68,187,879      94,814,740    -40.22%    -39.47%       0.00%
             2007                 0.550%   1.802%      2.06     19.08   78,327,260     175,843,860      1.57%      2.85%       0.00%
             2006                 0.550%   1.802%      2.01     18.78   85,738,959     183,983,607     13.46%     14.89%       0.00%
             2005                 0.550%   1.802%      1.77     12.08   95,725,183     175,459,157      2.03%      2.80%       0.00%

LVIP CAPITAL GROWTH SERVICE CLASS
             2009                 1.000%   1.000%      8.25      8.25        1,290          10,645     33.19%     33.19%       0.08%
             2008                 1.000%   1.000%      6.20      6.20        4,696          29,102    -42.31%    -42.31%       0.00%
             2007       9/14/07   1.000%   1.000%     10.74     10.74        2,272          24,407      6.70%      6.70%       0.00%

LVIP COHEN & STEERS GLOBAL REAL ESTATE
             2009                 1.002%   1.802%      6.34      6.47      898,568       5,814,988     35.37%     36.46%       0.00%
             2008                 1.002%   1.802%      4.68      4.74      655,277       3,107,333    -43.07%    -42.61%       1.52%
             2007       5/18/07   1.002%   1.802%      8.22      8.26      384,233       3,175,248    -17.35%    -12.96%       0.82%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
             2009                 1.000%   2.600%    $ 6.30    $ 6.43      291,612  $    1,869,424     35.04%     36.12%       0.00%
             2008                 1.000%   1.800%      4.66      4.72      184,483         869,931    -43.21%    -42.75%       1.34%
             2007        6/4/07   1.000%   1.800%      8.21      8.25       77,521         638,990    -18.21%     -5.58%       0.64%

LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
             2009                 1.000%   1.300%      7.48      7.54       23,644         177,941     22.75%     23.12%       0.36%
             2008                 1.000%   1.300%      6.10      6.12       19,453         118,999    -34.98%    -34.79%       0.26%
             2007       6/15/07   1.000%   1.300%      9.38      9.39       11,590         108,815     -6.96%     -1.96%       1.29%

LVIP CORE
             2006        7/3/06   1.000%   1.000%     11.62     11.62          663           7,707      9.00%      9.00%       0.85%

LVIP DELAWARE BOND
             2009                 0.550%   2.600%      8.26     15.01   40,260,631     352,396,046     16.26%     18.25%       4.23%
             2008                 0.550%   2.250%      7.04     12.75   45,357,833     335,604,648     -5.08%     -3.46%       4.59%
             2007                 0.550%   2.250%      7.35     13.27   48,170,653     369,981,385      3.10%      4.87%       4.95%
             2006                 0.550%   2.250%      7.06     12.71   48,982,589     359,659,112      2.84%      4.14%       4.36%
             2005                 0.550%   1.802%      6.83     12.26   53,029,168     374,673,326      0.81%      2.08%       4.12%

LVIP DELAWARE BOND SERVICE CLASS
             2009                 1.002%   1.002%     12.92     12.92    1,353,824      17,489,129     17.30%     17.30%       4.33%
             2008                 1.002%   1.002%     11.01     11.01    1,141,905      12,575,978     -4.22%     -4.22%       4.77%
             2007                 1.002%   1.002%     11.50     11.50      905,003      10,406,613      4.12%      4.12%       5.39%
             2006                 1.002%   1.002%     11.04     11.04      590,286       6,518,940      3.41%      3.41%       5.26%
             2005                 1.002%   1.002%     10.68     10.68      277,291       2,961,343      1.36%      1.36%       5.93%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION
             2009                 1.000%   1.802%      3.53     14.33   39,459,380     145,249,902     29.64%     30.68%       1.65%
             2008                 1.000%   2.152%      2.71     11.05   46,239,559     130,488,766    -34.42%    -33.89%       6.25%
             2007                 1.000%   1.802%      4.11     16.85   53,644,322     229,050,374      4.47%      5.32%       1.66%
             2006                 1.000%   1.802%      3.92     16.12   59,876,504     242,081,548     12.47%     13.37%       1.29%
             2005                 1.000%   1.800%      3.47     12.44   66,720,691     237,516,072      4.95%      5.74%       1.23%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
             2009                 1.002%   1.002%     12.31     12.31      191,882       2,362,699     30.35%     30.35%       1.58%
             2008                 1.002%   1.002%      9.45      9.45      158,329       1,495,676    -34.05%    -34.05%       7.23%
             2007                 1.002%   1.002%     14.32     14.32      108,312       1,551,558      5.05%      5.05%       1.57%
             2006                 1.002%   1.002%     13.64     13.64       71,487         974,767     13.09%     13.09%       1.37%
             2005                 1.002%   1.002%     12.06     12.06       37,459         451,669      5.47%      5.47%       1.31%

LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION
             2009                 0.550%   2.152%      6.18     13.45   46,270,649     298,489,104     20.23%     22.17%       2.86%
             2008                 0.550%   2.250%      5.10     11.15   52,644,737     279,056,184    -28.58%    -27.36%       2.37%
             2007                 0.550%   2.250%      7.07     15.54   62,261,149     456,251,555      2.26%      4.01%       2.31%
             2006                 0.550%   2.250%      6.85     15.13   71,559,716     506,089,645      8.11%      9.96%       2.35%
             2005                 0.550%   2.250%      6.28     12.15   81,874,088     528,459,046      2.71%      3.95%       2.31%

LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
             2009                 1.002%   1.002%     11.19     11.19      322,279       3,604,889     21.26%     21.26%       2.72%
             2008                 1.002%   1.002%      9.22      9.22      280,465       2,587,104    -27.94%    -27.94%       2.28%
             2007                 1.002%   1.002%     12.80     12.80      232,822       2,980,360      3.28%      3.28%       2.43%
             2006                 1.002%   1.002%     12.39     12.39      166,128       2,059,104      9.20%      9.20%       2.64%
             2005                 1.002%   1.002%     11.35     11.35       89,535       1,016,259      3.22%      3.22%       2.95%

LVIP DELAWARE FOUNDATION MODERATE ALLOCATION
             2009        7/2/09   1.002%   1.002%     11.80     11.80       39,353         464,361     19.08%     19.08%       2.71%

LVIP DELAWARE FOUNDATION MODERATE ALLOCATION SERVICE CLASS
             2009       7/17/09   1.002%   1.002%     11.78     11.78        1,657          19,520     15.96%     15.96%       1.94%

LVIP DELAWARE GROWTH AND INCOME
             2009                 0.550%   2.152%     10.02     13.43   95,617,597   1,059,349,551     22.03%     24.00%       1.12%
             2008                 0.550%   2.152%      8.18     10.96  106,083,785     952,152,602    -37.14%    -36.12%       1.23%
             2007                 0.550%   2.152%     12.96     17.38  124,080,963   1,751,316,941      3.86%      5.54%       1.12%
             2006                 0.550%   2.152%     12.43     16.67  142,636,453   1,916,210,608      9.97%     11.75%       1.20%
             2005                 0.550%   2.152%     11.17     15.11  165,848,589   2,002,906,771      3.30%      4.96%       1.28%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
             2009                 1.002%   1.002%    $10.64    $10.64      298,312  $    3,174,304     23.00%     23.00%       0.86%
             2008                 1.002%   1.002%      8.65      8.65      251,942       2,179,614    -36.63%    -36.63%       1.03%
             2007                 1.002%   1.002%     13.65     13.65      209,119       2,855,014      4.80%      4.80%       1.07%
             2006                 1.002%   1.002%     13.03     13.03      155,195       2,021,821     10.97%     10.97%       1.28%
             2005                 1.002%   1.002%     11.74     11.74       87,504       1,027,316      4.23%      4.23%       1.78%

LVIP DELAWARE SOCIAL AWARENESS
             2009                 0.550%   2.150%      6.20     15.19   85,534,742     551,755,780     27.49%     29.29%       0.69%
             2008                 0.550%   1.950%      4.83     11.90   97,127,360     486,687,455    -35.68%    -34.77%       0.86%
             2007                 0.550%   1.950%      7.47     18.47  113,611,901     876,777,353      0.98%      2.40%       0.82%
             2006                 0.550%   1.950%      7.35     18.27  132,242,404   1,000,811,447     10.14%     11.69%       0.86%
             2005                 0.550%   1.950%      6.63     16.56  148,653,119   1,011,436,950      9.87%     11.41%       0.83%

LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
             2009                 1.002%   1.002%     11.62     11.62      714,550       8,305,134     28.25%     28.25%       0.40%
             2008                 1.002%   1.002%      9.06      9.06      578,332       5,241,188    -35.29%    -35.29%       0.68%
             2007                 1.002%   1.002%     14.01     14.01      410,930       5,755,083      1.68%      1.68%       0.75%
             2006                 1.002%   1.002%     13.77     13.77      266,460       3,669,937     10.91%     10.91%       0.89%
             2005                 1.002%   1.002%     12.42     12.42      113,371       1,407,871     10.64%     10.64%       1.11%

LVIP DELAWARE SPECIAL OPPORTUNITIES
             2009                 0.550%   1.950%     14.24     17.85   27,514,039     407,188,333     27.92%     29.73%       0.97%
             2008                 0.550%   1.950%     11.06     13.93   30,865,380     353,705,115    -37.86%    -36.98%       1.07%
             2007                 0.550%   1.950%     17.68     22.38   36,635,734     669,117,339      1.80%      3.24%       0.92%
             2006                 0.550%   1.950%     17.26     21.95   42,245,439     750,623,519     13.81%     15.42%       1.25%
             2005                 0.550%   2.250%     15.07     19.35   46,170,962     713,874,820     13.41%     15.01%       1.18%

LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
             2009                 1.002%   1.002%     13.13     13.13    1,135,475      14,909,897     28.69%     28.69%       0.69%
             2008                 1.002%   1.002%     10.20     10.20      962,052       9,816,088    -37.48%    -37.48%       0.88%
             2007                 1.002%   1.002%     16.32     16.32      762,393      12,443,100      2.52%      2.52%       0.85%
             2006                 1.002%   1.002%     15.92     15.92      525,756       8,370,288     14.61%     14.61%       1.32%
             2005                 1.002%   1.002%     13.89     13.89      235,840       3,276,125     14.21%     14.21%       1.61%

LVIP GLOBAL INCOME
             2009       5/29/09   1.002%   1.802%     10.67     10.78      207,871       2,240,533     -0.14%      7.40%       3.64%

LVIP GLOBAL INCOME SERVICE CLASS
             2009        6/5/09   1.000%   1.800%     10.66     10.71       41,369         443,069      2.34%      7.97%       3.29%

LVIP GROWTH
             2006        1/6/06   1.000%   1.000%     11.43     11.43        5,932          67,803      1.20%      1.20%       0.00%

LVIP GROWTH OPPORTUNITIES SERVICE CLASS
             2006       2/17/06   1.000%   1.300%     12.43     12.49        1,142          14,256     -6.32%      0.21%       0.00%

LVIP JANUS CAPITAL APPRECIATION
             2009                 0.550%   2.150%      2.31     14.08  123,185,079     296,244,494     36.05%     37.77%       0.85%
             2008                 0.550%   1.802%      1.69     10.35  136,720,126     239,646,675    -41.88%    -41.15%       0.65%
             2007                 0.550%   2.152%      2.90     17.81  155,446,162     465,106,010     18.27%     19.76%       0.26%
             2006                 0.550%   1.802%      2.44     15.06  180,963,891     453,859,825      7.71%      9.07%       0.18%
             2005                 0.550%   1.802%      2.25     10.15  220,781,056     509,945,470      2.39%      3.63%       0.24%

LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
             2009                 1.002%   1.002%     11.45     11.45      116,208       1,330,936     36.79%     36.79%       0.93%
             2008                 1.002%   1.002%      8.37      8.37       78,304         655,593    -41.56%    -41.56%       0.57%
             2007                 1.002%   1.002%     14.33     14.33       46,601         667,920     18.92%     18.92%       0.07%
             2006                 1.002%   1.002%     12.05     12.05       29,640         357,065      8.31%      8.31%       0.00%
             2005                 1.002%   1.002%     11.12     11.12       14,456         160,781      2.91%      2.91%       0.08%

LVIP MARSICO INTERNATIONAL GROWTH SERVICE CLASS
             2009                 1.000%   1.800%      7.41      7.57       52,912         399,369     33.10%     34.16%       0.82%
             2008                 1.000%   1.800%      5.57      5.64       22,338         125,967    -49.98%    -49.58%       0.98%
             2007       7/16/07   1.000%   1.800%     11.14     11.19       17,080         191,087     -4.64%      6.43%       0.91%

LVIP MFS VALUE SERVICE CLASS
             2009                 1.000%   1.750%      7.72      7.79      153,505       1,193,688     19.11%     19.47%       2.31%
             2008                 1.000%   1.300%      6.49      6.52       33,430         217,697    -33.33%    -33.13%       0.96%
             2007        7/2/07   1.000%   1.300%      9.73      9.75        8,378          81,574     -3.69%     -1.97%       1.16%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MID-CAP VALUE SERVICE CLASS
             2009                 1.000%   2.600%    $ 6.99    $ 7.14       27,624  $      196,119     39.55%     40.67%       0.32%
             2008                 1.000%   1.800%      5.08      5.08       14,340          72,712    -41.44%    -41.44%       0.09%
             2007       6/19/07   1.000%   1.000%      8.67      8.67       17,354         150,455    -13.30%    -13.30%       0.24%

LVIP MONDRIAN INTERNATIONAL VALUE
             2009                 0.550%   2.600%      3.09     19.89   97,780,309     319,915,547     18.66%     20.57%       3.30%
             2008                 0.550%   2.150%      2.58     16.71  112,211,692     305,352,394    -38.00%    -37.00%       4.65%
             2007                 0.550%   2.152%      4.13     26.85  133,697,714     578,376,029      9.12%     10.88%       1.94%
             2006                 0.550%   2.150%      3.76     24.52  146,388,581     571,192,785     27.69%     29.29%       3.07%
             2005                 0.550%   1.802%      2.93     19.30  139,539,198     421,644,263     10.54%     11.93%       2.12%

LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
             2009                 1.002%   1.002%     14.40     14.40      875,766      12,609,248     19.72%     19.72%       3.43%
             2008                 1.002%   1.002%     12.03     12.03      711,662       8,558,832    -37.44%    -37.44%       5.26%
             2007                 1.002%   1.002%     19.22     19.22      540,433      10,389,706     10.10%     10.10%       2.15%
             2006                 1.002%   1.002%     17.46     17.46      309,980       5,412,706     28.39%     28.39%       3.30%
             2005                 1.002%   1.002%     13.60     13.60      129,885       1,766,446     11.14%     11.14%       3.12%

LVIP MONEY MARKET
             2009                 0.550%   2.152%      3.00     11.03   38,469,410     122,166,786     -1.83%     -0.25%       0.31%
             2008                 0.550%   2.150%      3.03     11.11   54,988,651     174,554,551      0.17%      1.78%       2.26%
             2007                 0.550%   2.150%      3.00     10.97   37,320,400     118,142,507      2.73%      4.39%       4.84%
             2006                 0.550%   2.150%      2.89     10.55   30,112,148      90,045,597      2.86%      4.11%       4.60%
             2005                 0.550%   1.750%      2.80     10.18   27,751,932      80,178,721      1.01%      2.23%       2.75%

LVIP MONEY MARKET SERVICE CLASS
             2009                 1.002%   1.002%     10.88     10.88      613,227       6,673,978     -0.92%     -0.92%       0.08%
             2008                 1.002%   1.002%     10.98     10.98      529,216       5,812,883      1.07%      1.07%       1.92%
             2007                 1.002%   1.002%     10.87     10.87      233,298       2,535,357      3.66%      3.66%       4.57%
             2006                 1.002%   1.002%     10.48     10.48      104,041       1,090,741      3.38%      3.38%       4.43%
             2005                 1.002%   1.002%     10.14     10.14       34,673         351,628      1.51%      1.51%       2.81%

LVIP SSgA BOND INDEX
             2009       5/19/09   1.002%   1.302%     10.29     10.31      193,961       1,999,805     -0.25%      3.04%       3.23%

LVIP SSgA BOND INDEX SERVICE CLASS
             2009                 1.000%   1.800%     10.78     10.83       41,215         439,743      2.91%      3.22%       2.45%
             2008        7/2/08   1.000%   1.300%     10.48     10.49        3,388          35,526      4.14%      4.33%       0.21%

LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
             2009                 1.000%   1.000%      8.97      8.97        3,247          29,132     42.89%     42.89%       1.28%
             2008      11/26/08   1.000%   1.000%      6.28      6.28          309           1,942      9.37%      9.37%       1.10%

LVIP SSgA EMERGING MARKETS 100
             2009       5/18/09   1.002%   1.302%     14.24     14.26    1,222,602      17,439,331     36.14%     42.64%       1.87%

LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
             2009       1/13/09   1.000%   1.950%     11.22     14.24       71,159         943,216      0.82%    101.17%       2.34%

LVIP SSgA INTERNATIONAL INDEX
             2009       5/22/09   1.002%   1.302%     12.44     12.46       59,994         747,604      5.73%     22.45%       2.19%

LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
             2009       3/20/09   1.000%   1.002%      8.10     12.44       25,397         227,386     20.35%     52.74%       2.36%

LVIP SSgA LARGE CAP 100 SERVICE CLASS
             2009        1/9/09   1.000%   1.000%      9.35      9.35        4,915          45,935     34.80%     34.80%       1.37%

LVIP SSgA S&P 500 INDEX
             2009                 1.000%   2.152%      7.45      8.99    1,332,662      10,177,249     23.86%     24.85%       1.60%
             2008                 1.000%   1.800%      5.98      7.20      909,990       5,543,710    -38.01%    -37.82%       4.97%
             2007       4/27/07   1.000%   1.802%      9.62     11.59      299,179       2,957,466     -3.33%     -0.09%       1.82%

LVIP SSgA S&P 500 INDEX SERVICE CLASS
             2009                 1.002%   1.002%      7.45      7.45      135,174       1,007,714     24.53%     24.53%       1.48%
             2008                 1.002%   1.002%      5.99      5.99       65,297         390,908    -37.97%    -37.97%       7.66%
             2007       5/25/07   1.002%   1.002%      9.65      9.65        4,312          41,619     -2.89%     -2.89%       0.97%

LVIP SSgA SMALL-CAP INDEX
             2009                 1.002%   1.302%      7.44      7.50      513,407       3,849,989     24.39%     24.77%       0.76%
             2008                 1.002%   1.302%      5.98      6.01      402,227       2,417,577    -34.83%    -34.63%       1.16%
             2007       5/18/07   1.002%   1.302%      9.18      9.20      299,062       2,749,900     -8.05%     -7.65%       0.88%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
             2009                 1.000%   2.600%    $ 7.30    $ 7.45      163,686  $    1,217,902     23.46%     24.46%       0.69%
             2008                 1.000%   1.800%      5.91      5.99       59,120         353,754    -35.31%    -34.79%       0.99%
             2007       5/25/07   1.000%   1.800%      9.14      9.18       22,921         210,371     -7.78%     -2.92%       0.79%

LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
             2009       1/13/09   1.000%   1.750%     10.73     10.85       32,454         352,192     32.43%     59.58%       2.82%

LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
             2009                 1.000%   2.150%      8.02      8.08       43,499         350,970     40.89%     41.31%       0.00%
             2008                 1.000%   1.300%      5.69      5.72       12,048          68,885    -42.74%    -42.57%       0.00%
             2007       7/17/07   1.000%   1.300%      9.94      9.96        1,210          12,043     -3.55%      1.14%       0.15%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH
             2009                 1.000%   1.802%      1.50     15.73   90,627,212     141,672,810     43.73%     44.89%       0.10%
             2008                 1.000%   1.802%      1.04     10.94   92,177,120      99,366,833    -43.80%    -43.35%       0.00%
             2007                 1.000%   1.802%      1.84     13.91  102,662,658     195,141,740     11.62%     12.46%       0.00%
             2006                 1.000%   1.750%      1.64     12.37  116,454,482     196,624,821      7.38%      8.19%       0.00%
             2005                 1.000%   1.802%      1.52     16.26  134,590,994     210,224,297      7.85%      8.72%       0.00%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
             2009                 1.002%   1.002%     11.94     11.94      261,926       3,126,346     44.51%     44.51%       0.00%
             2008                 1.002%   1.002%      8.26      8.26      155,800       1,286,808    -43.49%    -43.49%       0.00%
             2007                 1.002%   1.002%     14.62     14.62      118,553       1,732,713     12.17%     12.17%       0.00%
             2006                 1.002%   1.002%     13.03     13.03       75,019         977,470      7.91%      7.91%       0.00%
             2005                 1.002%   1.002%     12.07     12.07       28,763         347,283      8.45%      8.45%       0.00%

LVIP TEMPLETON GROWTH SERVICE CLASS
             2009                 1.000%   1.750%      7.50      7.65       32,479         247,647     25.59%     26.53%       1.77%
             2008                 1.000%   1.750%      6.02      6.04       27,985         168,688    -38.70%    -38.52%       2.02%
             2007       7/20/07   1.000%   1.300%      9.81      9.83       17,577         172,762     -3.62%      1.78%       3.02%

LVIP TURNER MID-CAP GROWTH SERVICE CLASS
             2009                 1.000%   1.300%      8.00      8.06       23,076         185,877     46.14%     46.58%       0.00%
             2008                 1.000%   1.300%      5.47      5.50       25,275         138,955    -50.09%    -49.94%       0.00%
             2007       6/21/07   1.000%   1.800%     10.94     10.99       37,833         415,378      0.23%      6.80%       0.00%

LVIP WELLS FARGO INTRINSIC VALUE
             2009                 0.550%   2.250%      2.55     12.71  121,966,160     324,548,680     20.56%     22.62%       1.18%
             2008                 0.550%   2.250%      2.09     10.50  139,450,741     304,075,336    -39.70%    -38.66%       1.45%
             2007                 0.550%   2.250%      3.44     17.33  166,743,738     595,030,053      2.03%      3.78%       1.13%
             2006                 0.550%   2.250%      3.34     16.91  201,058,618     693,609,325      8.79%     10.66%       1.27%
             2005                 0.550%   2.250%      3.04     15.55  231,555,936     724,260,514      2.63%      3.92%       1.11%

LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
             2009                 1.002%   1.002%      9.81      9.81      513,624       5,036,522     21.77%     21.77%       1.01%
             2008                 1.002%   1.002%      8.05      8.05      461,535       3,716,669    -39.09%    -39.09%       1.41%
             2007                 1.002%   1.002%     13.22     13.22      387,930       5,129,144      3.06%      3.06%       1.08%
             2006                 1.002%   1.002%     12.83     12.83      280,478       3,598,499      9.89%      9.89%       1.27%
             2005                 1.002%   1.002%     11.68     11.68      141,395       1,650,866      3.19%      3.19%       1.42%

LVIP WILSHIRE 2010 PROFILE
             2009                 1.002%   1.002%      9.73      9.73      418,949       4,078,365     23.16%     23.16%       1.97%
             2008                 1.002%   1.002%      7.90      7.90      336,470       2,659,465    -24.67%    -24.67%       2.22%
             2007        6/5/07   1.002%   1.002%     10.49     10.49      115,386       1,210,709      4.95%      4.95%       0.76%

LVIP WILSHIRE 2010 PROFILE SERVICE CLASS
             2009                 1.000%   1.002%      9.67      9.67      104,054       1,006,355     22.86%     22.86%       1.99%
             2008                 1.002%   1.002%      7.87      7.87       44,920         353,600    -24.86%    -24.86%       3.57%
             2007        9/6/07   1.002%   1.002%     10.48     10.48          713           7,474      4.13%      4.13%       0.10%

LVIP WILSHIRE 2020 PROFILE
             2009                 1.002%   1.002%      9.31      9.31      876,489       8,158,448     24.41%     24.41%       2.00%
             2008                 1.002%   1.002%      7.48      7.48      654,490       4,896,911    -27.62%    -27.62%       1.93%
             2007        6/5/07   1.002%   1.002%     10.34     10.34      137,176       1,418,015      3.36%      3.36%       0.54%

LVIP WILSHIRE 2020 PROFILE SERVICE CLASS
             2009                 1.000%   1.002%      9.25      9.25      361,359       3,341,947     24.10%     24.10%       1.86%
             2008                 1.000%   1.800%      7.45      7.45      188,871       1,407,411    -27.80%    -27.80%       2.26%
             2007        7/2/07   1.002%   1.002%     10.32     10.32       16,217         167,384      3.29%      3.29%       0.56%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE 2030 PROFILE
             2009                 1.002%   1.002%    $ 9.07    $ 9.07      370,300  $    3,357,316     26.67%     26.67%       1.85%
             2008                 1.002%   1.002%      7.16      7.16      282,378       2,021,081    -31.47%    -31.47%       1.32%
             2007        6/5/07   1.002%   1.002%     10.44     10.44       57,763         603,292      3.97%      3.97%       0.65%

LVIP WILSHIRE 2030 PROFILE SERVICE CLASS
             2009                 1.000%   1.002%      9.01      9.01      329,297       2,966,567     26.37%     26.38%       1.67%
             2008                 1.000%   1.800%      7.13      7.13      157,459       1,122,375    -31.64%    -31.64%       1.13%
             2007       6/15/07   1.002%   1.002%     10.43     10.43        8,417          87,774      2.45%      2.45%       0.46%

LVIP WILSHIRE 2040 PROFILE
             2009                 1.002%   1.002%      8.50      8.50      138,078       1,173,026     29.65%     29.65%       1.61%
             2008                 1.002%   1.002%      6.55      6.55       69,977         458,541    -36.19%    -36.19%       0.54%
             2007        6/5/07   1.002%   1.002%     10.27     10.27       23,053         236,734      1.96%      1.96%       1.52%

LVIP WILSHIRE 2040 PROFILE SERVICE CLASS
             2009                 1.000%   1.002%      8.44      8.44      341,885       2,885,447     29.33%     29.33%       1.47%
             2008                 1.002%   1.002%      6.53      6.53      125,421         818,481    -36.35%    -36.35%       0.33%
             2007       6/12/07   1.002%   1.002%     10.25     10.25       17,260         176,967      4.60%      4.60%       0.95%

LVIP WILSHIRE AGGRESSIVE PROFILE
             2009                 1.002%   1.302%     10.44     10.59    1,203,384      12,741,744     29.10%     29.49%       6.89%
             2008                 1.002%   1.302%      8.09      8.18    1,183,104       9,674,275    -41.23%    -41.05%       0.61%
             2007                 1.002%   1.302%     13.77     13.87    1,067,396      14,806,921      9.58%      9.91%       0.96%
             2006                 1.002%   1.302%     12.56     12.62      770,489       9,724,799     15.04%     15.38%       1.07%
             2005        6/6/05   1.002%   1.302%     10.92     10.94      346,642       3,791,790      6.55%      9.39%       0.00%

LVIP WILSHIRE AGGRESSIVE PROFILE SERVICE CLASS
             2009                 1.000%   1.800%     10.32     10.47    1,120,549      11,727,114     28.78%     29.17%       7.12%
             2008                 1.000%   1.300%      8.10      8.10      765,879       6,205,575    -41.21%    -41.21%       0.34%
             2007                 1.000%   1.750%     13.78     13.78      378,438       5,213,611      9.64%      9.64%       0.74%
             2006                 1.000%   1.002%     12.57     12.57      187,875       2,361,697     15.10%     15.10%       0.65%
             2005       6/23/05   1.000%   1.002%     10.92     10.92       56,713         619,413      3.97%      8.86%       0.00%

LVIP WILSHIRE CONSERVATIVE PROFILE
             2009                 1.002%   1.802%     11.45     11.88    2,127,388      25,224,155     22.62%     23.60%       4.26%
             2008                 1.002%   2.152%      9.22      9.61    2,064,342      19,822,477    -20.18%    -19.25%       2.10%
             2007                 1.002%   2.152%     11.66     11.90    1,631,470      19,414,870      5.85%      6.70%       2.43%
             2006                 1.002%   1.802%     11.15     11.15      592,902       6,612,403      8.25%      8.25%       2.07%
             2005       6/13/05   1.002%   1.002%     10.30     10.30      171,956       1,771,846      3.10%      3.10%       0.00%

LVIP WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
             2009                 1.000%   1.800%     11.32     11.74    1,010,999      11,841,052     22.32%     23.31%       4.42%
             2008                 1.000%   1.800%      9.26      9.52      688,639       6,541,829    -20.10%    -19.46%       2.39%
             2007                 1.000%   1.800%     11.60     11.83      320,063       3,776,768      5.64%      6.44%       2.25%
             2006                 1.000%   1.750%     11.06     11.11      111,196       1,232,274      7.66%      7.98%       1.57%
             2005        6/9/05   1.002%   1.300%     10.27     10.29       27,370         281,345      1.67%      2.76%       0.00%

LVIP WILSHIRE MODERATE PROFILE
             2009                 1.002%   1.802%     11.21     11.63    3,542,601      41,156,295     25.75%     26.76%       4.42%
             2008                 1.002%   1.802%      8.92      9.17    3,519,126      32,264,427    -27.93%    -27.35%       1.99%
             2007                 1.002%   1.802%     12.37     12.63    3,072,537      38,775,052      7.32%      8.18%       1.58%
             2006                 1.002%   1.802%     11.62     11.67    1,853,090      21,617,478     10.59%     10.92%       1.33%
             2005        6/9/05   1.002%   1.302%     10.51     10.52      582,841       6,133,817      4.44%      5.19%       0.00%

LVIP WILSHIRE MODERATE PROFILE SERVICE CLASS
             2009                 1.000%   2.600%     10.69     11.50    2,794,082      31,988,181     24.45%     26.46%       4.43%
             2008                 1.000%   2.600%      8.59      9.09    2,092,567      18,945,378    -28.69%    -27.54%       1.98%
             2007                 1.000%   2.600%     12.04     12.55    1,252,589      15,634,470      6.20%      7.91%       1.42%
             2006                 1.000%   2.600%     11.49     11.63      641,904       7,419,165      9.83%     10.66%       0.96%
             2005       6/27/05   1.000%   1.750%     10.46     10.51      133,526       1,401,947      0.20%      5.09%       0.00%

LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
             2009                 1.002%   1.802%     10.67     11.07    2,646,317      29,289,716     26.72%     27.74%       4.52%
             2008                 1.002%   1.802%      8.42      8.67    2,819,467      24,430,353    -34.61%    -34.08%       1.04%
             2007                 1.002%   2.152%     13.04     13.15    2,673,296      35,140,923      8.39%      8.72%       1.79%
             2006                 1.002%   1.302%     12.03     12.09    1,789,528      21,639,637     12.66%     13.00%       1.37%
             2005       6/10/05   1.002%   1.302%     10.68     10.70      703,179       7,524,519      5.35%      7.12%       0.00%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
             2009                 1.000%   2.600%    $10.17    $10.95    2,496,004  $   27,266,279     25.41%     27.43%       4.61%
             2008                 1.000%   2.600%      8.11      8.59    1,890,358      16,192,398    -35.29%    -34.24%       0.85%
             2007                 1.000%   2.600%     12.54     13.06    1,301,129      16,944,197      6.73%      8.45%       1.62%
             2006                 1.000%   2.600%     11.90     12.04      634,832       7,619,433     11.88%     12.72%       1.09%
             2005        6/9/05   1.000%   1.750%     10.64     10.69       87,007         928,880      4.23%      6.75%       0.00%

MFS VIT CORE EQUITY
             2009                 1.000%   1.000%      9.73      9.73          785           7,639     31.11%     31.11%       1.41%
             2008                 1.000%   1.000%      7.42      7.42        2,343          17,391    -39.76%    -39.76%       0.78%
             2007                 1.000%   1.000%     12.32     12.32        2,823          34,797     10.04%     10.04%       0.28%
             2006                 1.000%   1.000%     11.20     11.20        4,574          51,224     12.67%     12.67%       0.46%
             2005                 1.000%   1.750%      9.65      9.94        5,178          51,306     -0.08%      0.67%       0.74%

MFS VIT TOTAL RETURN
             2009                 1.000%   2.150%     11.89     13.08      137,285       1,722,113     15.92%     16.85%       3.66%
             2008                 1.000%   1.800%     10.25     11.28      137,735       1,478,274    -23.52%    -22.91%       3.15%
             2007                 1.000%   1.950%     13.23     14.76      163,877       2,277,093      2.20%      3.18%       2.14%
             2006                 1.000%   1.950%     12.95     13.59      136,026       1,834,530      9.73%     10.78%       2.25%
             2005                 1.000%   1.950%     11.80     12.27      122,330       1,489,590      0.83%      1.80%       1.98%

MFS VIT UTILITIES
             2009                 1.000%   2.600%      1.57     28.92  113,649,833     189,174,002     29.80%     31.89%       4.98%
             2008                 1.000%   2.600%      1.20     22.10  132,048,365     166,633,469    -39.27%    -38.29%       1.55%
             2007                 1.000%   2.600%      1.95     36.10  161,490,436     328,186,127     25.05%     26.62%       0.86%
             2006                 1.000%   2.250%      1.54     28.74  119,417,464     190,728,952     28.34%     29.96%       1.84%
             2005                 1.000%   2.250%      1.19     22.29  112,816,391     138,149,222     14.58%     15.68%       0.52%

MFS VIT UTILITIES SERVICE CLASS
             2009                 1.002%   1.002%     19.46     19.46    1,007,078      19,602,196     31.54%     31.54%       4.38%
             2008                 1.002%   1.002%     14.80     14.80      802,348      11,872,243    -38.43%    -38.43%       1.24%
             2007                 1.002%   1.002%     24.03     24.03      530,472      12,748,498     26.29%     26.29%       0.67%
             2006                 1.002%   1.002%     19.03     19.03      274,439       5,222,621     29.66%     29.66%       1.51%
             2005                 1.002%   1.002%     14.68     14.68      124,967       1,834,198     15.41%     15.41%       0.28%

NB AMT MID-CAP GROWTH
             2009                 0.550%   2.600%      1.12     15.56   86,976,558     107,883,375     28.22%     30.88%       0.00%
             2008                 0.550%   2.600%      0.86     12.04   99,063,496      93,082,641    -44.83%    -43.68%       0.00%
             2007                 0.550%   2.600%      1.55     21.64  116,972,224     192,787,598     20.16%     21.86%       0.00%
             2006                 0.550%   1.950%      1.28     17.98   98,051,155     131,399,543     12.48%     14.07%       0.00%
             2005                 0.550%   1.950%      1.13     15.96  102,173,309     119,240,671     11.55%     13.12%       0.00%

NB AMT PARTNERS
             2009                 0.550%   0.550%      1.27      1.27       18,717          23,847     55.22%     55.22%       2.69%
             2008                 0.550%   0.550%      0.82      0.82       18,435          15,132    -52.65%    -52.65%       0.54%
             2007                 0.550%   0.550%      1.73      1.73       18,235          31,614      8.74%      8.74%       0.63%
             2006                 0.550%   0.550%      1.59      1.59       18,560          29,593     11.62%     11.62%       0.00%
             2005                 0.550%   1.302%      1.32      1.43   34,235,855      45,912,915     16.52%     17.40%       1.08%

NB AMT REGENCY
             2009                 1.000%   2.250%     13.87     15.63       22,599         330,005     43.30%     45.10%       1.74%
             2008                 1.000%   2.600%      9.49     10.86       35,716         360,023    -47.21%    -46.36%       1.15%
             2007                 1.000%   2.600%     17.87     20.40       44,933         847,209      1.00%      2.27%       0.43%
             2006                 1.000%   2.250%     17.64     19.73       46,483         858,531      8.69%     10.06%       0.43%
             2005                 1.000%   2.250%     16.18     16.82       52,006         871,991      9.84%     10.89%       0.09%

PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
             2009        7/2/09   1.000%   1.000%     12.55     12.55        2,992          37,552     22.90%     22.90%       5.48%

PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2009                 1.000%   1.300%     10.97     11.24        8,874          99,442     24.38%     24.75%       0.00%
             2008                 1.000%   1.300%      8.82      9.01       11,633         104,589    -18.15%    -17.90%       0.00%
             2007                 1.000%   1.300%     10.78     10.97       13,265         145,244     -1.89%     -1.59%       0.81%
             2006                 1.000%   1.300%     10.98     11.15       14,602         162,518      1.47%      1.77%       0.69%
             2005                 1.000%   1.750%      1.02     10.95   15,649,904      16,396,346     11.23%     12.07%       0.05%

                                 MINIMUM  MAXIMUM  MINIMUM    MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT   YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
WFVT ADVANTAGE EQUITY INCOME
             2009                 1.000%   1.750%    $ 9.36    $ 9.91       10,584  $      102,244     14.83%     15.70%       2.05%
             2008                 1.000%   1.750%      8.15      8.57        9,970          83,369    -37.57%    -37.10%       1.88%
             2007                 1.000%   1.800%     13.06     13.62       11,255         155,598      1.01%      1.77%       1.54%
             2006                 1.000%   1.750%     12.93     13.38       14,867         196,361     16.49%     17.37%       1.60%
             2005                 1.000%   1.750%     11.10     11.40       14,449         161,967      3.55%      4.33%       1.52%

WFVT ADVANTAGE LARGE COMPANY GROWTH
             2009                 1.000%   1.750%      9.18      9.72       16,370         156,912     40.89%     41.95%       0.45%
             2008                 1.000%   1.750%      6.52      6.85        6,970          46,363    -40.05%    -39.60%       0.27%
             2007                 1.000%   1.750%     10.87     11.34        6,774          74,860      5.75%      6.54%       0.00%
             2006                 1.000%   1.750%     10.28     10.64        5,641          58,522      0.57%      1.33%       0.00%
             2005                 1.000%   1.750%     10.22     10.50        6,116          62,909      3.87%      4.65%       0.16%

WFVT ADVANTAGE SMALL CAP GROWTH
             2009                 1.000%   1.750%     13.25     14.03       31,231         435,575     50.00%     51.13%       0.00%
             2008                 1.000%   1.750%      8.84      9.29       29,550         272,228    -42.44%    -42.01%       0.00%
             2007                 1.000%   1.800%     15.35     16.01       26,624         427,172     11.84%     12.68%       0.00%
             2006                 1.000%   1.750%     13.73     14.21       20,693         291,976     20.62%     21.53%       0.00%
             2005                 1.000%   1.750%     11.38     11.69       16,522         191,876      4.40%      5.19%       0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009:

                                                                  AGGREGATE      AGGREGATE
                                                                   COST OF       PROCEEDS
                                                                  PURCHASES     FROM SALES
-------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                             $     3,664   $     30,514
AIM V.I. International Growth                                          1,909         40,233
ABVPSF Global Thematic Growth Class B                              8,592,358      4,790,872
ABVPSF Growth and Income Class B                                   2,729,319      4,056,465
ABVPSF International Value Class B                                   104,629        153,034
ABVPSF Small/Mid Cap Value Class A                                   291,229        217,659
American Century VP Inflation Protection                           7,310,485        164,295
American Century VP Inflation Protection Class 2                   3,122,969        440,194
American Century VP International                                      9,984             80
American Funds Global Growth Class 2                               9,147,353      5,854,411
American Funds Growth Class 2                                     15,227,910     31,508,543
American Funds Growth-Income Class 2                              17,550,178      6,169,370
American Funds International Class 2                              14,669,815     17,599,027
BlackRock Global Allocation V.I.                                   5,909,479         11,387
BlackRock Global Allocation V.I. Class III                           892,184         34,227
Delaware VIP Diversified Income                                   17,780,464     15,043,632
Delaware VIP Diversified Income Service Class                      9,923,249      1,196,853
Delaware VIP Emerging Markets Service Class                          669,980        892,982
Delaware VIP High Yield                                           15,663,389      3,871,906
Delaware VIP High Yield Service Class                              1,991,507        424,353
Delaware VIP Limited-Term Diversified Income Service Class         1,480,506        163,771
Delaware VIP REIT                                                  5,610,871     15,016,755
Delaware VIP REIT Service Class                                    1,775,028        365,059
Delaware VIP Small Cap Value Service Class                         4,552,342     16,664,290
Delaware VIP Trend                                                 3,768,033     15,250,922
Delaware VIP Trend Service Class                                   1,129,918        271,584
Delaware VIP U.S. Growth Service Class                                28,219         27,277
Delaware VIP Value                                                 4,488,413     14,774,248
Delaware VIP Value Service Class                                   1,928,886        285,946
DWS VIP Alternative Asset Allocation Plus Class A                    619,243         64,103
DWS VIP Alternative Asset Allocation Plus Class B                     83,046          9,016
DWS VIP Equity 500 Index Class A                                   5,564,379     15,599,059
DWS VIP Equity 500 Index Class B                                   2,050,921        219,935
DWS VIP Small Cap Index Class A                                    4,335,734      5,226,495
DWS VIP Small Cap Index Class B                                    1,020,513        195,168
Fidelity VIP Contrafund Service Class                              6,767,812     16,437,117
Fidelity VIP Contrafund Service Class 2                            5,657,936        623,887
Fidelity VIP Growth Service Class                                    996,167      8,356,261
Fidelity VIP Growth Service Class 2                                  903,486        273,329
Fidelity VIP Mid Cap Service Class 2                                 526,293        606,573
FTVIPT Franklin Income Securities Class 2                            599,121        769,959
FTVIPT Mutual Shares Securities Class 2                              504,694        645,126
FTVIPT Templeton Global Bond Securities Class 2                    1,932,087      1,027,637
Janus Aspen Series Worldwide                                          23,192        126,834
LVIP Baron Growth Opportunities Service Class                      3,728,532      7,844,190
LVIP Capital Growth Service Class                                      9,468         37,071
LVIP Cohen & Steers Global Real Estate                             2,333,026        936,343
LVIP Cohen & Steers Global Real Estate Service Class                 672,757        195,239
LVIP Columbia Value Opportunities Service Class                       46,487         21,022
LVIP Delaware Bond                                                19,233,533     46,944,078
LVIP Delaware Bond Service Class                                   3,906,875        832,086
LVIP Delaware Foundation Aggressive Allocation                     2,552,304     22,146,430
LVIP Delaware Foundation Aggressive Allocation Service Class         648,488        257,178
LVIP Delaware Foundation Conservative Allocation                  10,649,643     39,866,067
LVIP Delaware Foundation Conservative Allocation Service Class       711,313        256,384
LVIP Delaware Foundation Moderate Allocation                         459,455          6,366
LVIP Delaware Foundation Moderate Allocation Service Class            19,303          1,150
LVIP Delaware Growth and Income                                   15,718,372    109,787,418
LVIP Delaware Growth and Income Service Class                        544,794        140,599
LVIP Delaware Social Awareness                                    29,262,336     66,899,042

                                                                  AGGREGATE     AGGREGATE
                                                                   COST OF      PROCEEDS
                                                                  PURCHASES     FROM SALES
------------------------------------------------------------------------------------------
LVIP Delaware Social Awareness Service Class                     $ 1,915,980   $   302,296
LVIP Delaware Special Opportunities                               14,961,772    43,981,786
LVIP Delaware Special Opportunities Service Class                  2,501,451       389,390
LVIP Global Income                                                 2,357,255       117,695
LVIP Global Income Service Class                                     455,447        11,549
LVIP Janus Capital Appreciation                                    2,262,932    28,304,390
LVIP Janus Capital Appreciation Service Class                        437,855        88,030
LVIP Marsico International Growth Service Class                      282,036        94,517
LVIP MFS Value Service Class                                         968,729        72,421
LVIP Mid-Cap Value Service Class                                      98,761        38,704
LVIP Mondrian International Value                                 12,123,304    41,547,136
LVIP Mondrian International Value Service Class                    2,594,270       324,601
LVIP Money Market                                                 22,112,749    73,887,455
LVIP Money Market Service Class                                    3,847,720     2,966,036
LVIP SSgA Bond Index                                               2,176,376       130,342
LVIP SSgA Bond Index Service Class                                   433,576        36,188
LVIP SSgA Developed International 150 Service Class                   36,196        16,002
LVIP SSgA Emerging Markets 100                                    16,972,306     1,735,427
LVIP SSgA Emerging Markets 100 Service Class                         908,632        95,225
LVIP SSgA International Index                                      1,018,969       337,766
LVIP SSgA International Index Service Class                          214,356        10,450
LVIP SSgA Large Cap 100 Service Class                                 53,579        21,824
LVIP SSgA S&P 500 Index                                            6,889,609     3,887,572
LVIP SSgA S&P 500 Index Service Class                                633,493       192,526
LVIP SSgA Small-Cap Index                                          2,240,143     1,683,618
LVIP SSgA Small-Cap Index Service Class                              772,375       137,970
LVIP SSgA Small-Mid Cap 200 Service Class                            352,527        57,418
LVIP T. Rowe Price Growth Stock Service Class                        293,349       115,415
LVIP T. Rowe Price Structured Mid-Cap Growth                       5,817,103     8,390,571
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class         1,293,285       292,764
LVIP Templeton Growth Service Class                                   76,481        51,436
LVIP Turner Mid-Cap Growth Service Class                              56,143        64,152
LVIP Wells Fargo Intrinsic Value                                   3,776,761    40,766,878
LVIP Wells Fargo Intrinsic Value Service Class                       848,910       428,648
LVIP Wilshire 2010 Profile                                         2,274,349     1,481,809
LVIP Wilshire 2010 Profile Service Class                             617,909       115,978
LVIP Wilshire 2020 Profile                                         3,227,302     1,195,112
LVIP Wilshire 2020 Profile Service Class                           1,678,385       249,846
LVIP Wilshire 2030 Profile                                         1,123,716       361,158
LVIP Wilshire 2030 Profile Service Class                           1,512,478       155,485
LVIP Wilshire 2040 Profile                                           616,964       111,988
LVIP Wilshire 2040 Profile Service Class                           1,624,311        63,204
LVIP Wilshire Aggressive Profile                                   3,437,337     1,920,690
LVIP Wilshire Aggressive Profile Service Class                     4,624,967       626,654
LVIP Wilshire Conservative Profile                                 5,815,355     4,174,498
LVIP Wilshire Conservative Profile Service Class                   4,243,452       560,421
LVIP Wilshire Moderate Profile                                     8,334,369     6,004,130
LVIP Wilshire Moderate Profile Service Class                      10,020,806     1,042,019
LVIP Wilshire Moderately Aggressive Profile                        5,421,555     5,316,406
LVIP Wilshire Moderately Aggressive Profile Service Class          8,840,621     1,677,312
MFS VIT Core Equity                                                      110        14,430
MFS VIT Total Return                                                 235,937       186,961
MFS VIT Utilities                                                 10,763,102    28,056,423
MFS VIT Utilities Service Class                                    4,237,278       435,408
NB AMT Mid-Cap Growth                                              1,121,883    12,914,591
NB AMT Partners                                                        3,051           100
NB AMT Regency                                                        10,815       159,643
PIMCO VIT Commodity Real Return Advisor Class                         45,510         8,265
Putnam VT Global Health Care Class IB                                 13,125        27,353
WFVT Advantage Equity Income                                          16,249        10,119
WFVT Advantage Large Company Growth                                   83,286        15,111
WFVT Advantage Small Cap Growth                                      132,403       105,677

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009:

                                                                              NET
                                                                  SHARES     ASSET    FAIR VALUE
                                                                   OWNED     VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                 2,359  $24.92  $       58,784  $       56,298
AIM V.I. International Growth                                        5,581   26.01         145,158         110,137
ABVPSF Global Thematic Growth Class B                            2,212,780   16.34      36,156,828      34,576,868
ABVPSF Growth and Income Class B                                 2,014,771   15.08      30,382,752      43,527,286
ABVPSF International Value Class B                                  13,839   14.54         201,222         255,488
ABVPSF Small/Mid Cap Value Class A                                  59,695   13.41         800,508         862,534
American Century VP Inflation Protection                           676,163   10.74       7,261,990       7,148,530
American Century VP Inflation Protection Class 2                   653,215   10.73       7,008,999       6,801,466
American Century VP International                                    3,521    7.73          27,218          26,271
American Funds Global Growth Class 2                             4,861,087   19.50      94,791,205      99,210,371
American Funds Growth Class 2                                   13,016,267   46.10     600,049,918     696,699,135
American Funds Growth-Income Class 2                             6,383,297   31.18     199,031,209     230,787,189
American Funds International Class 2                            18,142,494   17.11     310,418,076     308,886,358
BlackRock Global Allocation V.I.                                   407,241   14.92       6,076,035       5,898,174
BlackRock Global Allocation V.I. Class III                          66,042   13.42         886,285         859,739
Delaware VIP Diversified Income                                 15,721,212   10.98     172,618,904     151,626,335
Delaware VIP Diversified Income Service Class                    3,533,575   10.92      38,586,639      34,417,970
Delaware VIP Emerging Markets Service Class                        163,760   18.83       3,083,593       3,122,506
Delaware VIP High Yield                                          6,162,924    5.67      34,943,781      32,205,162
Delaware VIP High Yield Service Class                              848,652    5.66       4,803,369       4,414,499
Delaware VIP Limited-Term Diversified Income Service Class         165,639    9.94       1,646,448       1,596,468
Delaware VIP REIT                                               12,438,057    7.75      96,394,945     165,793,687
Delaware VIP REIT Service Class                                  1,262,033    7.76       9,793,376      15,776,850
Delaware VIP Small Cap Value Service Class                       7,840,787   24.28     190,374,319     194,276,163
Delaware VIP Trend                                               6,948,688   25.70     178,581,278     193,591,385
Delaware VIP Trend Service Class                                   218,745   25.07       5,483,936       5,898,849
Delaware VIP U.S. Growth Service Class                              10,235    7.09          72,568          70,259
Delaware VIP Value                                               7,550,322   14.60     110,234,696     131,767,254
Delaware VIP Value Service Class                                   596,446   14.59       8,702,153      10,570,343
DWS VIP Alternative Asset Allocation Plus Class A                   46,302   12.63         584,790         557,433
DWS VIP Alternative Asset Allocation Plus Class B                    6,072   12.61          76,571          74,989
DWS VIP Equity 500 Index Class A                                13,909,868   11.69     162,606,358     176,147,451
DWS VIP Equity 500 Index Class B                                   610,637   11.68       7,132,246       7,457,428
DWS VIP Small Cap Index Class A                                  3,860,411    9.90      38,218,071      46,269,072
DWS VIP Small Cap Index Class B                                    378,593    9.89       3,744,286       4,472,215
Fidelity VIP Contrafund Service Class                           10,394,630   20.55     213,609,645     268,838,375
Fidelity VIP Contrafund Service Class 2                          1,380,974   20.29      28,019,971      34,174,493
Fidelity VIP Growth Service Class                                1,836,555   29.96      55,023,192      81,245,093
Fidelity VIP Growth Service Class 2                                111,745   29.75       3,324,419       3,620,837
Fidelity VIP Mid Cap Service Class 2                                92,608   25.10       2,324,448       2,510,098
FTVIPT Franklin Income Securities Class 2                          118,437   14.12       1,672,330       1,763,050
FTVIPT Mutual Shares Securities Class 2                             90,064   14.58       1,313,132       1,465,814
FTVIPT Templeton Global Bond Securities Class 2                    282,558   17.33       4,896,730       4,675,763
Janus Aspen Series Worldwide                                         7,234   26.18         189,385         199,990
LVIP Baron Growth Opportunities Service Class                    5,257,740   23.95     125,928,136     120,360,048
LVIP Capital Growth Service Class                                      494   21.54          10,645          11,571
LVIP Cohen & Steers Global Real Estate                             919,437    6.33       5,815,439       6,201,016
LVIP Cohen & Steers Global Real Estate Service Class               295,537    6.32       1,867,501       1,778,311
LVIP Columbia Value Opportunities Service Class                     21,039    8.46         177,946         205,901
LVIP Delaware Bond                                              26,452,925   13.32     352,405,863     329,537,541
LVIP Delaware Bond Service Class                                 1,312,155   13.32      17,483,148      16,647,850
LVIP Delaware Foundation Aggressive Allocation                  12,850,118   11.30     145,244,881     163,793,604
LVIP Delaware Foundation Aggressive Allocation Service Class       208,373   11.30       2,354,614       2,575,116
LVIP Delaware Foundation Conservative Allocation                23,046,015   12.96     298,607,216     336,579,575
LVIP Delaware Foundation Conservative Allocation Service Class     277,653   12.97       3,601,436       4,067,492
LVIP Delaware Foundation Moderate Allocation                        36,817   12.61         464,374         453,305
LVIP Delaware Foundation Moderate Allocation Service Class           1,456   12.86          18,718          18,181
LVIP Delaware Growth and Income                                 40,930,889   25.88   1,059,414,190   1,227,458,508
LVIP Delaware Growth and Income Service Class                      122,583   25.86       3,169,876       3,660,100
LVIP Delaware Social Awareness                                  20,019,645   27.56     551,801,469     587,012,353

                                                                              NET
                                                                  SHARES     ASSET    FAIR VALUE
                                                                   OWNED     VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------
LVIP Delaware Social Awareness Service Class                       301,508  $27.53  $    8,299,004  $   9,174,584
LVIP Delaware Special Opportunities                             13,439,473   30.30     407,256,348    397,335,105
LVIP Delaware Special Opportunities Service Class                  491,531   30.29      14,887,994     18,002,019
LVIP Global Income                                                 206,103   10.82       2,229,417      2,241,403
LVIP Global Income Service Class                                    40,629   10.83         440,136        444,508
LVIP Janus Capital Appreciation                                 15,234,366   19.45     296,293,189    313,883,968
LVIP Janus Capital Appreciation Service Class                       68,845   19.31       1,329,608      1,248,631
LVIP Marsico International Growth Service Class                     35,812   11.15         399,381        383,254
LVIP MFS Value Service Class                                        57,726   20.68       1,194,010      1,117,366
LVIP Mid-Cap Value Service Class                                    17,092   11.48         196,126        188,525
LVIP Mondrian International Value                               20,524,091   15.59     320,032,159    285,400,178
LVIP Mondrian International Value Service Class                    808,360   15.59      12,600,719     15,037,007
LVIP Money Market                                               12,234,489   10.00     122,344,887    122,344,887
LVIP Money Market Service Class                                    666,177   10.00       6,661,773      6,661,771
LVIP SSgA Bond Index                                               192,765   10.56       2,034,826      2,047,943
LVIP SSgA Bond Index Service Class                                  41,647   10.56         439,750        434,047
LVIP SSgA Developed International 150 Service Class                  3,610    8.07          29,133         25,310
LVIP SSgA Emerging Markets 100                                   1,576,534   11.04      17,408,085     15,361,556
LVIP SSgA Emerging Markets 100 Service Class                        85,048   11.04         939,269        824,127
LVIP SSgA International Index                                       97,825    7.51         734,761        702,489
LVIP SSgA International Index Service Class                         30,259    7.51         227,363        205,309
LVIP SSgA Large Cap 100 Service Class                                5,235    8.78          45,936         34,645
LVIP SSgA S&P 500 Index                                          1,320,936    7.77      10,261,033      9,536,808
LVIP SSgA S&P 500 Index Service Class                              129,494    7.77       1,006,558        873,027
LVIP SSgA Small-Cap Index                                          270,542   14.26       3,857,392      3,865,930
LVIP SSgA Small-Cap Index Service Class                             85,226   14.27       1,215,755      1,122,394
LVIP SSgA Small-Mid Cap 200 Service Class                           34,435   10.23         352,202        300,984
LVIP T. Rowe Price Growth Stock Service Class                       23,149   15.16         350,980        280,602
LVIP T. Rowe Price Structured Mid-Cap Growth                    12,597,499   11.24     141,608,480    172,082,869
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class         282,227   11.07       3,123,124      2,889,050
LVIP Templeton Growth Service Class                                 10,157   24.38         247,655        267,654
LVIP Turner Mid-Cap Growth Service Class                            21,109    8.81         185,882        231,193
LVIP Wells Fargo Intrinsic Value                                28,371,715   11.44     324,572,424    440,458,060
LVIP Wells Fargo Intrinsic Value Service Class                     440,605   11.43       5,035,678      6,600,404
LVIP Wilshire 2010 Profile                                         426,109    9.57       4,078,291      3,850,361
LVIP Wilshire 2010 Profile Service Class                           104,829    9.57       1,003,530        919,928
LVIP Wilshire 2020 Profile                                         886,397    9.20       8,156,625      7,938,741
LVIP Wilshire 2020 Profile Service Class                           360,701    9.21       3,320,254      3,022,061
LVIP Wilshire 2030 Profile                                         368,971    9.10       3,356,160      3,292,321
LVIP Wilshire 2030 Profile Service Class                           324,618    9.10       2,954,023      2,712,730
LVIP Wilshire 2040 Profile                                         136,339    8.60       1,172,785      1,142,581
LVIP Wilshire 2040 Profile Service Class                           334,826    8.59       2,876,490      2,581,652
LVIP Wilshire Aggressive Profile                                 1,331,047    9.58      12,752,760     15,109,754
LVIP Wilshire Aggressive Profile Service Class                   1,220,515    9.58      11,696,195     12,793,636
LVIP Wilshire Conservative Profile                               2,234,313   11.29      25,218,693     24,942,326
LVIP Wilshire Conservative Profile Service Class                 1,047,443   11.29      11,822,491     11,259,128
LVIP Wilshire Moderate Profile                                   3,753,235   10.96      41,150,468     42,658,864
LVIP Wilshire Moderate Profile Service Class                     2,912,971   10.97      31,940,733     31,781,800
LVIP Wilshire Moderately Aggressive Profile                      2,822,890   10.42      29,403,226     32,350,267
LVIP Wilshire Moderately Aggressive Profile Service Class        2,609,596   10.42      27,189,381     28,769,880
MFS VIT Core Equity                                                    566   13.49           7,639          7,915
MFS VIT Total Return                                                98,522   17.48       1,722,167      1,904,575
MFS VIT Utilities                                                8,255,303   22.92     189,211,549    207,179,905
MFS VIT Utilities Service Class                                    864,518   22.65      19,581,334     21,607,055
NB AMT Mid-Cap Growth                                            5,080,513   21.24     107,910,100    118,803,861
NB AMT Partners                                                      2,431    9.81          23,847         39,295
NB AMT Regency                                                      26,918   12.26         330,016        377,972
PIMCO VIT Commodity Real Return Advisor Class                        4,346    8.64          37,553         37,981
Putnam VT Global Health Care Class IB                                8,178   12.16          99,445         91,622
WFVT Advantage Equity Income                                         9,041   11.31         102,248        146,375
WFVT Advantage Large Company Growth                                 17,494    8.97         156,917        138,716
WFVT Advantage Small Cap Growth                                     68,596    6.35         435,588        492,923

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                   UNITS        UNITS     NET INCREASE
                                                                  ISSUED      REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                   277        (3,603)      (3,326)
AIM V.I. International Growth                                            3        (2,366)      (2,363)
ABVPSF Global Thematic Growth Class B                           30,812,282   (22,398,065)   8,414,217
ABVPSF Growth and Income Class B                                   614,424      (871,535)    (257,111)
ABVPSF International Value Class B                                  17,841       (22,080)      (4,239)
ABVPSF Small/Mid Cap Value Class A                                  19,427       (16,359)       3,068
American Century VP Inflation Protection                           736,507       (48,765)     687,742
American Century VP Inflation Protection Class 2                   330,577       (94,795)     235,782
American Century VP International                                    9,284            --        9,284
American Funds Global Growth Class 2                             1,666,759    (1,522,786)     143,973
American Funds Growth Class 2                                   75,239,599  (109,432,060) (34,192,461)
American Funds Growth-Income Class 2                             4,675,112    (3,601,536)   1,073,576
American Funds International Class 2                            37,087,616   (50,910,761) (13,823,145)
BlackRock Global Allocation V.I.                                   556,926       (32,905)     524,021
BlackRock Global Allocation V.I. Class III                          80,243        (3,814)      76,429
Delaware VIP Diversified Income                                  2,685,871    (3,123,053)    (437,182)
Delaware VIP Diversified Income Service Class                    1,000,764      (434,286)     566,478
Delaware VIP Emerging Markets Service Class                         36,982       (50,217)     (13,235)
Delaware VIP High Yield                                          2,143,373    (1,119,122)   1,024,251
Delaware VIP High Yield Service Class                              215,696       (81,712)     133,984
Delaware VIP Limited-Term Diversified Income Service Class         138,548       (23,665)     114,883
Delaware VIP REIT                                                7,566,563   (15,394,043)  (7,827,480)
Delaware VIP REIT Service Class                                    277,789      (143,677)     134,112
Delaware VIP Small Cap Value Service Class                      16,697,777   (27,017,634) (10,319,857)
Delaware VIP Trend                                              11,209,566   (17,910,079)  (6,700,513)
Delaware VIP Trend Service Class                                   195,065       (84,900)     110,165
Delaware VIP U.S. Growth Service Class                               3,634        (3,348)         286
Delaware VIP Value                                               7,019,328   (15,411,375)  (8,392,047)
Delaware VIP Value Service Class                                   282,409      (115,676)     166,733
DWS VIP Alternative Asset Allocation Plus Class A                   58,506        (6,246)      52,260
DWS VIP Alternative Asset Allocation Plus Class B                    7,472          (801)       6,671
DWS VIP Equity 500 Index Class A                                20,354,923   (36,881,392) (16,526,469)
DWS VIP Equity 500 Index Class B                                   287,938       (77,693)     210,245
DWS VIP Small Cap Index Class A                                  4,310,250    (7,071,287)  (2,761,037)
DWS VIP Small Cap Index Class B                                    124,974       (52,729)      72,245
Fidelity VIP Contrafund Service Class                           23,571,025   (35,685,433) (12,114,408)
Fidelity VIP Contrafund Service Class 2                            796,231      (308,485)     487,746
Fidelity VIP Growth Service Class                                9,113,011   (20,829,956) (11,716,945)
Fidelity VIP Growth Service Class 2                                149,854       (71,405)      78,449
Fidelity VIP Mid Cap Service Class 2                                62,429       (65,387)      (2,958)
FTVIPT Franklin Income Securities Class 2                           64,608       (95,184)     (30,576)
FTVIPT Mutual Shares Securities Class 2                             78,797       (91,410)     (12,613)
FTVIPT Templeton Global Bond Securities Class 2                    125,986       (99,537)      26,449
Janus Aspen Series Worldwide                                        22,950      (186,037)    (163,087)
LVIP Baron Growth Opportunities Service Class                    9,904,504   (13,606,969)  (3,702,465)
LVIP Capital Growth Service Class                                    1,282        (4,688)      (3,406)
LVIP Cohen & Steers Global Real Estate                             653,317      (410,026)     243,291
LVIP Cohen & Steers Global Real Estate Service Class               184,608       (77,479)     107,129
LVIP Columbia Value Opportunities Service Class                      7,107        (2,916)       4,191
LVIP Delaware Bond                                               7,585,171   (12,682,373)  (5,097,202)
LVIP Delaware Bond Service Class                                   439,885      (227,966)     211,919
LVIP Delaware Foundation Aggressive Allocation                   2,189,612    (8,969,791)  (6,780,179)
LVIP Delaware Foundation Aggressive Allocation Service Class        76,028       (42,475)      33,553
LVIP Delaware Foundation Conservative Allocation                 2,573,728    (8,947,816)  (6,374,088)
LVIP Delaware Foundation Conservative Allocation Service Class      92,460       (50,646)      41,814
LVIP Delaware Foundation Moderate Allocation                        39,923          (570)      39,353
LVIP Delaware Foundation Moderate Allocation Service Class           1,761          (104)       1,657
LVIP Delaware Growth and Income                                  7,577,652   (18,043,840) (10,466,188)
LVIP Delaware Growth and Income Service Class                       89,601       (43,231)      46,370
LVIP Delaware Social Awareness                                   6,481,680   (18,074,298) (11,592,618)

                                                                   UNITS        UNITS     NET INCREASE
                                                                  ISSUED      REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------
LVIP Delaware Social Awareness Service Class                       223,735      (87,517)      136,218
LVIP Delaware Special Opportunities                              2,105,312   (5,456,653)   (3,351,341)
LVIP Delaware Special Opportunities Service Class                  328,417     (154,994)      173,423
LVIP Global Income                                                 233,265      (25,394)      207,871
LVIP Global Income Service Class                                    44,270       (2,901)       41,369
LVIP Janus Capital Appreciation                                  7,321,025  (20,856,072)  (13,535,047)
LVIP Janus Capital Appreciation Service Class                       53,282      (15,378)       37,904
LVIP Marsico International Growth Service Class                     50,975      (20,401)       30,574
LVIP MFS Value Service Class                                       131,146      (11,071)      120,075
LVIP Mid-Cap Value Service Class                                    24,272      (10,988)       13,284
LVIP Mondrian International Value                                7,790,016  (22,221,399)  (14,431,383)
LVIP Mondrian International Value Service Class                    295,152     (131,048)      164,104
LVIP Money Market                                               20,107,747  (36,626,988)  (16,519,241)
LVIP Money Market Service Class                                    519,781     (435,770)       84,011
LVIP SSgA Bond Index                                               214,252      (20,291)      193,961
LVIP SSgA Bond Index Service Class                                  41,683       (3,856)       37,827
LVIP SSgA Developed International 150 Service Class                  4,803       (1,865)        2,938
LVIP SSgA Emerging Markets 100                                   1,589,698     (367,096)    1,222,602
LVIP SSgA Emerging Markets 100 Service Class                        80,942       (9,783)       71,159
LVIP SSgA International Index                                       95,483      (35,489)       59,994
LVIP SSgA International Index Service Class                         26,512       (1,115)       25,397
LVIP SSgA Large Cap 100 Service Class                                7,983       (3,068)        4,915
LVIP SSgA S&P 500 Index                                          1,405,440     (982,768)      422,672
LVIP SSgA S&P 500 Index Service Class                              113,840      (43,963)       69,877
LVIP SSgA Small-Cap Index                                          468,516     (357,336)      111,180
LVIP SSgA Small-Cap Index Service Class                            140,881      (36,315)      104,566
LVIP SSgA Small-Mid Cap 200 Service Class                           39,111       (6,657)       32,454
LVIP T. Rowe Price Growth Stock Service Class                       50,956      (19,505)       31,451
LVIP T. Rowe Price Structured Mid-Cap Growth                    14,433,227  (15,983,135)   (1,549,908)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class         163,017      (56,891)      106,126
LVIP Templeton Growth Service Class                                 12,295       (7,801)        4,494
LVIP Turner Mid-Cap Growth Service Class                             7,520       (9,719)       (2,199)
LVIP Wells Fargo Intrinsic Value                                 8,288,777  (25,773,358)  (17,484,581)
LVIP Wells Fargo Intrinsic Value Service Class                     159,856     (107,767)       52,089
LVIP Wilshire 2010 Profile                                         278,869     (196,390)       82,479
LVIP Wilshire 2010 Profile Service Class                            73,307      (14,173)       59,134
LVIP Wilshire 2020 Profile                                         416,391     (194,392)      221,999
LVIP Wilshire 2020 Profile Service Class                           220,426      (47,938)      172,488
LVIP Wilshire 2030 Profile                                         155,544      (67,622)       87,922
LVIP Wilshire 2030 Profile Service Class                           205,505      (33,667)      171,838
LVIP Wilshire 2040 Profile                                          87,338      (19,237)       68,101
LVIP Wilshire 2040 Profile Service Class                           246,970      (30,506)      216,464
LVIP Wilshire Aggressive Profile                                   365,684     (345,404)       20,280
LVIP Wilshire Aggressive Profile Service Class                     546,616     (191,946)      354,670
LVIP Wilshire Conservative Profile                                 758,364     (695,318)       63,046
LVIP Wilshire Conservative Profile Service Class                   472,848     (150,488)      322,360
LVIP Wilshire Moderate Profile                                   1,018,380     (994,905)       23,475
LVIP Wilshire Moderate Profile Service Class                     1,089,751     (388,236)      701,515
LVIP Wilshire Moderately Aggressive Profile                        669,252     (842,402)     (173,150)
LVIP Wilshire Moderately Aggressive Profile Service Class        1,050,222     (444,576)      605,646
MFS VIT Core Equity                                                     --       (1,558)       (1,558)
MFS VIT Total Return                                                16,766      (17,216)         (450)
MFS VIT Utilities                                               17,960,771  (36,359,303)  (18,398,532)
MFS VIT Utilities Service Class                                    361,642     (156,912)      204,730
NB AMT Mid-Cap Growth                                            9,962,915  (22,049,853)  (12,086,938)
NB AMT Partners                                                        282           --           282
NB AMT Regency                                                          54      (13,171)      (13,117)
PIMCO VIT Commodity Real Return Advisor Class                        3,662         (670)        2,992
Putnam VT Global Health Care Class IB                                  287       (3,046)       (2,759)
WFVT Advantage Equity Income                                         1,579         (965)          614
WFVT Advantage Large Company Growth                                 10,868       (1,468)        9,400
WFVT Advantage Small Cap Growth                                     11,412       (9,731)        1,681

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                                   UNITS        UNITS     NET INCREASE
                                                                  ISSUED      REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                 5,536        (9,028)      (3,492)
AIM V.I. International Growth                                          547       (24,211)     (23,664)
ABVPSF Global Thematic Growth Class B                           17,095,145   (31,145,765) (14,050,620)
ABVPSF Growth and Income Class B                                   720,448    (1,245,862)    (525,414)
ABVPSF International Value Class B                                  16,106       (55,578)     (39,472)
ABVPSF Small/Mid Cap Value Class A                                  15,896        (8,092)       7,804
American Century VP Inflation Protection Class 2                   283,441      (110,155)     173,286
American Century VP International                                    1,459        (4,708)      (3,249)
American Funds Global Growth Class 2                             2,277,660    (1,871,760)     405,900
American Funds Growth Class 2                                   80,497,932  (138,757,560) (58,259,628)
American Funds Growth-Income Class 2                             5,678,745    (3,996,455)   1,682,290
American Funds International Class 2                            54,633,285   (69,650,569) (15,017,284)
Delaware VIP Limited-Term Diversified Income Service Class          28,152       (12,744)      15,408
Delaware VIP Diversified Income                                  6,370,750    (4,295,944)   2,074,806
Delaware VIP Diversified Income Service Class                    1,117,733      (550,049)     567,684
Delaware VIP Emerging Markets Service Class                         67,793       (39,952)      27,841
Delaware VIP High Yield                                            745,613      (820,650)     (75,037)
Delaware VIP High Yield Service Class                              125,264       (52,142)      73,122
Delaware VIP REIT                                               14,177,190   (25,500,440) (11,323,250)
Delaware VIP REIT Service Class                                    275,303      (146,407)     128,896
Delaware VIP Small Cap Value Service Class                      21,195,586   (40,692,374) (19,496,788)
Delaware VIP Trend                                               8,908,113   (23,341,483) (14,433,370)
Delaware VIP Trend Service Class                                   174,380       (83,952)      90,428
Delaware VIP U.S. Growth Service Class                               5,433          (764)       4,669
Delaware VIP Value                                               8,224,204   (22,825,053) (14,600,849)
Delaware VIP Value Service Class                                   279,288      (140,299)     138,989
DWS VIP Equity 500 Index Class A                                23,107,562   (49,959,821) (26,852,259)
DWS VIP Equity 500 Index Class B                                   212,619       (58,346)     154,273
DWS VIP Small Cap Index Class A                                  5,661,593    (9,877,179)  (4,215,586)
DWS VIP Small Cap Index Class B                                    115,673       (38,460)      77,213
Fidelity VIP Contrafund Service Class                           37,230,477   (41,689,766)  (4,459,289)
Fidelity VIP Contrafund Service Class 2                            794,400      (269,187)     525,213
Fidelity VIP Growth Service Class                               23,816,811   (37,871,720) (14,054,909)
Fidelity VIP Growth Service Class 2                                157,039       (40,249)     116,790
Fidelity VIP Mid Cap Service Class 2                               106,202       (26,141)      80,061
FTVIPT Franklin Income Securities Class 2                           71,311       (40,156)      31,155
FTVIPT Mutual Shares Securities Class 2                             77,307       (22,425)      54,882
FTVIPT Templeton Global Bond Securities Class 2                    257,904       (67,018)     190,886
Janus Aspen Series Worldwide                                         6,436       (30,001)     (23,565)
LVIP Baron Growth Opportunities Service Class                    9,700,846   (19,840,227) (10,139,381)
LVIP Capital Growth Service Class                                    4,928        (2,504)       2,424
LVIP Cohen & Steers Global Real Estate                             622,166      (351,122)     271,044
LVIP Cohen & Steers Global Real Estate Service Class               150,093       (43,131)     106,962
LVIP Columbia Value Opportunities Service Class                     11,651        (3,788)       7,863
LVIP Delaware Bond                                              12,734,330   (15,547,150)  (2,812,820)
LVIP Delaware Bond Service Class                                   494,235      (257,333)     236,902
LVIP Delaware Growth and Income                                  5,695,887   (23,693,065) (17,997,178)
LVIP Delaware Growth and Income Service Class                      100,102       (57,279)      42,823
LVIP Delaware Foundation Conservative Allocation                 2,568,843   (12,185,255)  (9,616,412)
LVIP Delaware Foundation Conservative Allocation Service Class     123,628       (75,985)      47,643
LVIP Delaware Social Awareness                                   5,983,563   (22,468,104) (16,484,541)
LVIP Delaware Social Awareness Service Class                       241,800       (74,398)     167,402
LVIP Delaware Special Opportunities                              2,395,004    (8,165,358)  (5,770,354)
LVIP Delaware Special Opportunities Service Class                  354,811      (155,152)     199,659
LVIP Wells Fargo Intrinsic Value                                 9,785,217   (37,078,214) (27,292,997)
LVIP Wells Fargo Intrinsic Value Service Class                     164,756       (91,151)      73,605
LVIP Janus Capital Appreciation                                 10,593,182   (29,319,218) (18,726,036)
LVIP Janus Capital Appreciation Service Class                       43,243       (11,540)      31,703

                                                                   UNITS        UNITS     NET INCREASE
                                                                  ISSUED      REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------
LVIP Marsico International Growth Service Class                      9,331       (4,073)        5,258
LVIP MFS Value Service Class                                        30,235       (5,183)       25,052
LVIP Mid-Cap Value Service Class                                     5,781       (8,795)       (3,014)
LVIP Mondrian International Value                               10,953,421  (32,439,443)  (21,486,022)
LVIP Mondrian International Value Service Class                    305,044     (133,815)      171,229
LVIP Money Market                                               53,573,025  (35,904,774)   17,668,251
LVIP Money Market Service Class                                    505,862     (209,944)      295,918
LVIP SSgA Bond Index Service Class                                  15,345      (11,957)        3,388
LVIP SSgA Developed International 150 Service Class                    309           --           309
LVIP SSgA S&P 500 Index                                          1,544,279     (933,468)      610,811
LVIP SSgA S&P 500 Index Service Class                               80,531      (19,546)       60,985
LVIP SSgA Small-Cap Index                                          412,761     (309,596)      103,165
LVIP SSgA Small-Cap Index Service Class                             38,266       (2,067)       36,199
LVIP T. Rowe Price Growth Stock Service Class                       12,365       (1,527)       10,838
LVIP T. Rowe Price Structured Mid-Cap Growth                     9,695,854  (20,181,392)  (10,485,538)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class          85,207      (47,960)       37,247
LVIP Templeton Growth Service Class                                 12,445       (2,037)       10,408
LVIP Turner Mid-Cap Growth Service Class                             8,243      (20,801)      (12,558)
LVIP Delaware Foundation Aggressive Allocation                   3,395,816  (10,800,579)   (7,404,763)
LVIP Delaware Foundation Aggressive Allocation Service Class        82,143      (32,126)       50,017
LVIP Wilshire 2010 Profile                                         397,700     (176,616)      221,084
LVIP Wilshire 2010 Profile Service Class                            55,162      (10,955)       44,207
LVIP Wilshire 2020 Profile                                         588,747      (71,433)      517,314
LVIP Wilshire 2020 Profile Service Class                           184,513      (11,859)      172,654
LVIP Wilshire 2030 Profile                                         258,142      (33,527)      224,615
LVIP Wilshire 2030 Profile Service Class                           171,357      (22,315)      149,042
LVIP Wilshire 2040 Profile                                          57,265      (10,341)       46,924
LVIP Wilshire 2040 Profile Service Class                           113,947       (5,786)      108,161
LVIP Wilshire Aggressive Profile                                   574,834     (459,126)      115,708
LVIP Wilshire Aggressive Profile Service Class                     505,224     (117,783)      387,441
LVIP Wilshire Conservative Profile                               1,412,354     (979,482)      432,872
LVIP Wilshire Conservative Profile Service Class                   536,120     (167,544)      368,576
LVIP Wilshire Moderate Profile                                   1,762,727   (1,316,138)      446,589
LVIP Wilshire Moderate Profile Service Class                     1,211,057     (371,079)      839,978
LVIP Wilshire Moderately Aggressive Profile                      1,018,548     (872,377)      146,171
LVIP Wilshire Moderately Aggressive Profile Service Class        1,003,854     (414,625)      589,229
MFS VIT Core Equity                                                     --         (480)         (480)
MFS VIT Total Return                                                10,250      (36,392)      (26,142)
MFS VIT Utilities                                               47,360,227  (76,802,298)  (29,442,071)
MFS VIT Utilities Service Class                                    419,670     (147,794)      271,876
NB AMT Mid-Cap Growth                                           18,310,444  (36,219,172)  (17,908,728)
NB AMT Partners                                                        200           --           200
NB AMT Regency                                                       2,160      (11,377)       (9,217)
Putnam VT Global Health Care Class IB                                   --       (1,632)       (1,632)
WFVT Advantage Equity Income                                         1,494       (2,779)       (1,285)
WFVT Advantage Large Company Growth                                    217          (21)          196
WFVT Advantage Small Cap Growth                                      8,905       (5,979)        2,926

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 7, 2010

                  Lincoln National Variable Annuity Account C

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2009

     Statement of Operations - Year ended December 31, 2009

     Statements of Changes in Net Assets - Years ended December 31, 2009 and
     2008

     Notes to Financial Statements - December 31, 2009

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2009 and 2008

     Consolidated Statements of Income - Years ended December 31, 2009, 2008, and 2007

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2009, 2008, and 2007

     Consolidated Statements of Cash Flows - Years ended December 31, 2009, 2008, and 2007

     Notes to Consolidated Financial Statements - December 31, 2009

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-25990) filed on April 22, 1998.

(2) Not Applicable.

(3) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 33-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4) (a) Variable Annuity Contract (Form No. 30070) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-112927) filed on February 18, 2004.

   (b) Variable Annuity Amendment (Form No. AR 434-A MFS 02/04) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-112927) filed on May 28, 2004.

   (c) Section 457 Annuity Endorsement (Form No. AR435-I) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-112927) filed on February 18, 2004.

   (d) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-18419) filed on April 22, 2003.

   (e) Variable Annuity Payment Option Rider (I4LA-EMI 3/07) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-112927) filed on April 17, 2007.

   (f) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

(5) Application (33083 2/05) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-112927) filed on April 17, 2007.

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009, between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     iv) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (vi) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (vii) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (viii) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (ix) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (x) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (ii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (iii) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (iv) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (v) MFS Variable Insurance Trust incorporate herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-112927) filed on May 28, 2004.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 33
(File No. 333-63505) filed on January 25, 2010.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Dennis R. Glass**             President and Director
Chuck C. Cornelio****         Executive Vice President, Chief Administrative Officer and Director
Frederick J. Crawford**       Executive Vice President, Chief Financial Officer and Director
Larry A. Samplatsky***        Vice President and Chief Compliance Officer
Mark E. Konen****             Senior Vice President and Director
Keith J. Ryan*                Vice President and Director
Charles A. Brawley, III**     Vice President, General Counsel and Secretary
C. Phillip Elam, II****       Senior Vice President and Chief Investment Officer
Rise' C.M. Taylor*            Vice President and Treasurer

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

     **** Principal business address is 100 North Greene Street, Greensboro, NC 27401

   ***** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2010 there were 383,538 contract owners under Account C.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Anant Bhalla*              Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
James Ryan*                Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Patricia A. Insley*        Director
Thomas O'Neill*            Director
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 9th day of April, 2010.


      Lincoln National Variable Annuity Account C (Registrant)
      Multi-Fund (Reg. TM) Select
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Second Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 9, 2010.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Frederick J. Crawford
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Senior Vice President and Chief Investment Officer
------------------------------
C. Phillip Elam II
*                                Senior Vice President and Chief Risk Officer
------------------------------
Randal J. Freitag
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By:/s/ Kelly D. Clevenger       Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger